SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Under Rule 14a-12

UAM Funds, Inc. - SEC File Nos. 33-25355, 811-5683
UAM Funds, Inc. II - SEC File Nos. 333-44193, 811-8605
UAM Funds Trust - SEC File Nos. 33-79858, 811-8544
(Name of Registrant as Specified In Its Charter)

............................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)   Proposed maximum aggregate value of transaction:

5)   Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

                                 UAM FUNDS, INC.
                               UAM FUNDS, INC. II
                                 UAM FUNDS TRUST
                       FUNDS FOR THE INFORMED INVESTOR(SM)

                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456
                                 1-877-826-5465

April 24, 2002



Dear Shareholder:

I am writing to all shareholders of the Acadian Emerging Markets Portfolio, FMA Small Company Portfolio, ICM Small Company Portfolio, Independence Small Cap Fund, McKee International Equity Portfolio, Rice, Hall James Micro Cap
Portfolio, Rice, Hall James Small/Mid Cap Portfolio, Sirach Bond Portfolio, Sirach Growth Portfolio, Sirach Equity Portfolio, Sirach Strategic Balanced Portfolio, Sirach Special Equity Portfolio, TS&W Equity Portfolio, TS&W Fixed Income Portfolio, TS&W International Equity Portfolio, Analytic Defensive Equity Fund, Analytic International Fund, Analytic Short-Term Income Fund, Cambiar Opportunity Portfolio, Chicago Asset Management Value/Contrarian Portfolio (each, a "UAM Portfolio" and, together, the "UAM Portfolios") and the Dwight Limited Maturity Bond Portfolio (the "Dwight Portfolio") (each, a "portfolio") to inform you of a special meeting of shareholders of UAM Funds, Inc., UAM Funds, Inc. II and the Cambiar Opportunity Portfolio and Chicago Asset Management Value/Contrarian Portfolio of UAM Funds Trust to be held Friday, June 7, 2002. Before that special meeting, I would like your vote on the important issues affecting your portfolio as described in the attached proxy statement. This is a very important meeting that has been called to consider proposals regarding the approval of the liquidation of the Dwight Portfolio, a reorganization with respect to each UAM Portfolio and the dissolution of UAM Funds, Inc. and UAM Funds, Inc. II. More specific information about the proposals is contained in the proxy statement, which you should consider carefully.

THE BOARDS OF DIRECTORS OF UAM FUNDS, INC. AND UAM FUNDS, INC. II AND THE BOARD OF TRUSTEES OF UAM FUNDS TRUST (TOGETHER, THE "UAM FUNDS") HAVE UNANIMOUSLY APPROVED THE PROPOSALS THAT AFFECT THEIR RESPECTIVE PORTFOLIOS AND RECOMMEND THAT YOU VOTE FOR THE PROPOSALS AS THEY ARE DESCRIBED WITHIN THIS DOCUMENT.

I realize that this proxy statement will take time to review, but your vote is very important. Please familiarize yourself with the proposals presented and vote by signing and returning your proxy card(s) in the enclosed postage-paid envelope. You will receive a proxy card for each UAM Funds portfolio in which you own shares. Please sign and return each card you receive. You also may vote easily and quickly by telephone or through the Internet as described on the enclosed proxy card.

If we do not receive your vote promptly, you may be contacted by a representative of the UAM Funds who will remind you to vote your shares. Your vote is important. We thank you for taking this matter seriously and participating in this important process.


Sincerely,


Scott F. Powers
Chairman
The UAM Funds

         IMPORTANT NEWS FOR SHAREHOLDERS OF CERTAIN UAM FUNDS PORTFOLIOS

While we encourage you to read the full text of the enclosed proxy statement, here is a brief overview of the matters affecting the Acadian Emerging Markets Portfolio, FMA Small Company Portfolio, ICM Small Company Portfolio, Independence Small Cap Fund, McKee International Equity Portfolio, Rice, Hall James Micro Cap Portfolio, Rice, Hall James Small/Mid Cap Portfolio, Sirach Bond Portfolio, Sirach Growth Portfolio, Sirach Equity Portfolio, Sirach Strategic Balanced Portfolio, Sirach Special Equity Portfolio, TS&W Equity Portfolio, TS&W Fixed Income Portfolio, TS&W International Equity Portfolio, Analytic Defensive Equity Fund, Analytic International Fund, Analytic Short-Term Income Fund, Cambiar Opportunity Portfolio, Chicago Asset Management Value/Contrarian Portfolio (the "UAM Portfolios") and the Dwight Limited Maturity Bond Portfolio (the "Dwight Portfolio") that require a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q.   WHAT IS HAPPENING TO THE UAM PORTFOLIOS AND THE DWIGHT PORTFOLIO?

A.   THE UAM  PORTFOLIOS'  REORGANIZATION:

     The UAM Portfolios,  subject to your approval, will be reorganized
     (the "Reorganization") into new portfolios (the "AIC Portfolios") of The Advisors' Inner Circle Fund (the "AIC Trust"). The assets of each UAM Portfolio will be transferred to a corresponding AIC Portfolio, and shareholders of each UAM Portfolio will receive shares of equivalent value and number in that AIC Portfolio. The investment adviser to each UAM Portfolio will continue to make all investment decisions for each corresponding AIC Portfolio. SEI Investments Mutual Funds Services will serve as administrator and SEI Investments Distribution Co. will serve as the distributor to the AIC Portfolios.

     THE DWIGHT PORTFOLIO'S LIQUIDATION:

     The Dwight Portfolio, subject to your approval, will be liquidated (the "Liquidation"). After thorough discussions and consideration, the Board of Directors of UAM Funds, Inc. recommended the Liquidation because of the portfolio's relatively small size and its limited prospect for growth of assets. Proxy statements asking shareholders to vote on the Liquidation at special meetings were mailed on September 27, 2001 and December 21, 2001. At both special meetings of shareholders and their subsequent adjournments, there were not enough shareholders present, in person or by proxy, to constitute a quorum for voting purposes. As a result, no action was taken on the proposal to liquidate the Dwight Portfolio. UAM Funds, Inc. is resoliciting your vote on this very important proposal and will return the proceeds of the liquidation to shareholders if the proposal is approved.

     THE DISSOLUTION OF UAM FUNDS:

     Shareholders of the UAM Portfolios in UAM Funds, Inc. and the Dwight Portfolio also will be asked to approve the dissolution of UAM Funds, Inc. The dissolution of UAM Funds, Inc. will not occur unless a majority of the shareholders of the Dwight Portfolio and each of the UAM Portfolios in UAM Funds, Inc. approve the proposal that affects their portfolios. Shareholders of the UAM Portfolios of UAM Funds, Inc. II will be asked to approve the dissolution of UAM Funds, Inc. II. The dissolution of UAM Funds, Inc. II will not occur unless a majority of the shareholders of each of the UAM Portfolios in UAM Funds, Inc. II approve the proposal that affects their portfolios.

     The following pages give you additional information about the reorganization of the UAM Portfolios, the liquidation of the Dwight Portfolio and the proposals on which you are being asked to vote. THE BOARDS OF DIRECTORS OF UAM FUNDS, INC. AND UAM FUNDS, INC. II AND THE BOARD OF TRUSTEES OF UAM FUNDS TRUST (TOGETHER, THE "BOARD" AND UAM FUNDS, INC., UAM FUNDS, INC. II AND UAM FUNDS TRUST ARE THE "UAM FUNDS") INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE UAM FUNDS, OLD MUTUAL (US) HOLDINGS INC., THE INVESTMENT ADVISERS TO THE UAM PORTFOLIOS OR THEIR RESPECTIVE AFFILIATES, UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.

Q.   WHAT HAPPENS IF THE PROPOSALS ARE NOT APPROVED?

A. IF THE SHAREHOLDERS OF ONE OR MORE OF THE PORTFOLIOS DO NOT VOTE FOR THE REORGANIZATION INTO THE AIC TRUST OR THE LIQUIDATION, THE BOARD WILL TAKE SUCH FURTHER ACTION AS IT DEEMS TO BE IN THE BEST INTEREST OF THAT UAM FUND'S SHAREHOLDERS.

Q.   WHY ARE THE UAM PORTFOLIOS REORGANIZING INTO THE AIC TRUST?

A. Old Mutual (US) Holdings Inc., the parent company of several of the investment advisers for the UAM Funds, made a strategic business decision to discontinue its mutual fund administrative support for the UAM Funds. The Board of UAM Funds then explored opportunities for continuation of the portfolios of UAM Funds, and identified the centralized administrative services, asset growth opportunities and investment adviser independence available to portfolios of the AIC Trust. As a result, the Board approved the reorganization of the UAM Portfolios into AIC Trust. Each AIC Portfolio will continue the operations of its corresponding UAM Portfolio and have substantially similar investment objectives, strategies, restrictions, fees and expenses (after fee waivers).

Q.   WHY DID YOU SEND ME THIS BOOKLET?

A. You are receiving these proxy materials - a booklet that includes a Notice of Special Meeting of Shareholders, the proxy statement and a proxy card(s)
     - because you have the right to vote on the important proposals concerning your investment in your UAM Funds portfolio(s).

Q.   WHY ARE MULTIPLE CARDS ENCLOSED?

A. If you own shares of more than one UAM Funds portfolio you will receive a proxy card for each portfolio in which you own shares because each UAM Portfolio is being asked to approve a Reorganization between that UAM Portfolio and its corresponding AIC Portfolio, and the Dwight Portfolio is being asked to approve a Liquidation.

Q.   WHY AM I  BEING  ASKED  TO  VOTE  ON  THE  PROPOSED  REORGANIZATION  AND/OR
     LIQUIDATION?

A. The proposed Reorganization requires shareholder approval under governing laws because the assets and liabilities of the UAM Portfolios will be transferred to the new AIC Portfolios under the AIC Trust.

     Similarly, the Liquidation requires shareholder approval under governing laws because the assets of the portfolio will be liquidated and distributed to the portfolio's shareholders. The Liquidation of the Dwight Portfolio may have tax consequences to its shareholders.

Q.   HOW WILL THE PROPOSED REORGANIZATION AFFECT ME?

A. If the Reorganization is approved by shareholders, you will become a shareholder of the AIC Portfolio that corresponds to your current UAM Portfolio. The AIC Portfolios will not be, however, part of the UAM Funds. The AIC Portfolios are separate series of the AIC Trust. Each AIC Portfolio's investment objective, strategy, restrictions, fees and expenses (after fee waivers) are expected to be substantially similar to those of its corresponding UAM Portfolio. The total expense ratios (after fee waivers) for the AIC Independence Small Cap Portfolio, AIC McKee International Equity Portfolio and AIC TS&W International Equity Portfolio will increase by 0.03%, 0.01% and 0.02%, respectively. Subject to certain limitations that are discussed in the proxy statement, a fee waiver may be cancelled by a portfolio's investment adviser at any time. If a voluntary fee waiver is reduced or cancelled, the fees of that portfolio will increase.

     Shareholders should also be aware that the AIC Trust's exchange privileges are more restrictive than the UAM Funds' exchange privileges. The UAM Funds' exchange policy allows shares of each UAM Portfolio to be exchanged for shares of any other existing UAM Funds' portfolio. However, shares of each AIC Portfolio only will be exchangeable for shares of another AIC Portfolio managed by the same investment adviser.

     The Reorganization will not be taxable for federal income tax purposes for the shareholders of the UAM Portfolios.

Q.   HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A. After careful consideration, the Boards, including those Board members who are not affiliated with the UAM Funds, Old Mutual (US) Holdings Inc., their respective affiliated companies, the investment advisers of each of the UAM Portfolios or their affiliated companies, recommend that you vote FOR the proposals on the enclosed proxy card(s).

Q.   HOW DO I PLACE MY VOTE AND WHOM DO I CALL FOR MORE INFORMATION?

A. You may mail your proxy card using the enclosed postage-paid envelope. You may also vote easily and quickly by telephone or through the Internet as described in the enclosed proxy card. To do so, please follow the instructions included on your enclosed proxy card. If a duly executed proxy card is returned without a box marked, the proxy will be voted in favor of the applicable proposal. If you need more information on how to vote, or if you have any questions, please call your portfolio's information agent at 1-877-826-5465.

       YOUR VOTE IS IMPORTANT. THANK YOU FOR PROMPTLY RECORDING YOUR VOTE.

                                 UAM FUNDS, INC.
                               UAM FUNDS, INC. II
                                 UAM FUND TRUST

                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                                 1-877-826-5465

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF


                                 UAM FUNDS, INC.

                       ACADIAN EMERGING MARKETS PORTFOLIO
                     DWIGHT LIMITED MATURITY BOND PORTFOLIO
                           FMA SMALL COMPANY PORTFOLIO
                           ICM SMALL COMPANY PORTFOLIO
                           INDEPENDENCE SMALL CAP FUND
                      MCKEE INTERNATIONAL EQUITY PORTFOLIO
                      RICE, HALL JAMES MICRO CAP PORTFOLIO
                    RICE, HALL JAMES SMALL/MID CAP PORTFOLIO
                              SIRACH BOND PORTFOLIO
                             SIRACH GROWTH PORTFOLIO
                             SIRACH EQUITY PORTFOLIO
                       SIRACH STRATEGIC BALANCED PORTFOLIO
                         SIRACH SPECIAL EQUITY PORTFOLIO
                              TS&W EQUITY PORTFOLIO
                           TS&W FIXED INCOME PORTFOLIO
                       TS&W INTERNATIONAL EQUITY PORTFOLIO

                               UAM FUNDS, INC. II

                         ANALYTIC DEFENSIVE EQUITY FUND
                           ANALYTIC INTERNATIONAL FUND
                         ANALYTIC SHORT-TERM INCOME FUND

                                 UAM FUNDS TRUST

                          CAMBIAR OPPORTUNITY PORTFOLIO
               CHICAGO ASSET MANAGEMENT VALUE/CONTRARIAN PORTFOLIO


                       TO BE HELD ON FRIDAY, JUNE 7, 2002

NOTICE IS HEREBY GIVEN that a special meeting (the "Meeting") of shareholders of UAM Funds, Inc., UAM Funds, Inc. II and certain portfolios of UAM Funds Trust, including each of the above referenced portfolios (as defined herein, the "UAM Portfolios" will refer to all of the portfolios except the Dwight Limited
Maturity Bond Portfolio, which is defined as the "Dwight Portfolio") will be held at the offices of SEI Investments, the administrator of the UAM Portfolios, One Freedom Valley Drive, Oaks, PA 19456 at 10:00 a.m. Eastern time on Friday, June 7, 2002 for the following purpose:

1. To approve (i) the transfer of all of the assets and all of the liabilities of each UAM Portfolio to a corresponding series of The Advisors' Inner Circle Fund (the "AIC Trust") in exchange for certain shares of such series of the AIC Trust (each, an "AIC Portfolio") as set forth in forms of Agreements and Plans of Reorganization and Liquidation, copies of which are attached to the proxy statement as Exhibits A, B and C; (ii) the distribution of the shares of each AIC Portfolio so received to the shareholders of the corresponding UAM Portfolio; (iii) the transfer of all of the assets and all of the liabilities of UAM Funds, Inc. or UAM Funds, Inc. II (to be approved by shareholders of UAM Funds, Inc. or UAM Funds, Inc. II, as applicable) to the AIC Trust; and (iv) the subsequent dissolution of UAM Funds, Inc. under Maryland law (such dissolution to occur only if all UAM Funds, Inc. portfolios, including the Dwight Portfolio, approve the dissolution) and the subsequent dissolution of UAM Funds, Inc. II under Maryland law (such dissolution to occur only if all UAM Funds, Inc. II portfolios approve the dissolution). Shareholders of each UAM Portfolio will vote separately on the Reorganization as it relates to that UAM Portfolio.

2. To approve the (i) liquidation and termination of the Dwight Portfolio, as set forth in a Plan of Liquidation adopted by the Board of Directors of UAM Funds, Inc. (a copy of which is attached to the proxy statement as Exhibit
     D) and (ii) the subsequent dissolution of UAM Funds, Inc. under Maryland law, such dissolution to occur only if shareholders of the UAM Portfolios approve the dissolution in the transaction described in proposal 1 above;

3. To transact such other business as may properly come before the Meeting or any adjournments thereof.


The proposals above are discussed in the attached proxy statement. The Boards of Directors of UAM Funds, Inc. and UAM Funds, Inc. II and the Board of Trustees of UAM Funds Trust (the "Board of Directors") unanimously recommend that you vote for each proposal that affects your portfolio.

Shareholders of record at the close of business on Monday April 8, 2002, are entitled to notice of, and to vote at the Meeting or any adjournments thereof. You are invited to attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy and return it in the accompanying envelope as promptly as possible. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by telephone, through the Internet or in person.

By Order of the Board of Directors

Linda T. Gibson
Vice President and Secretary

Boston, Massachusetts

April 24, 2002

SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD(S), WHICH ARE BEING SOLICITED BY THE BOARD OF DIRECTORS. YOU ALSO MAY VOTE EASILY AND QUICKLY BY TELEPHONE OR THROUGH THE INTERNET AS DESCRIBED ON THE ENCLOSED PROXY CARD(S). VOTING IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. PLEASE CALL 1-877-826-5465 FOR MORE INFORMATION. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE UAM FUNDS A WRITTEN NOTICE OF REVOCATION, BY A SUBSEQUENTLY EXECUTED PROXY, BY TELEPHONE, THROUGH THE INTERNET OR BY ATTENDING THE MEETING AND VOTING IN PERSON. ATTENDANCE AT THE MEETING WILL NOT BY ITSELF SERVE TO REVOKE A PROXY.

                                 UAM FUNDS, INC.
                               UAM FUNDS, INC. II
                                 UAM FUNDS TRUST

                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                                 1-877-826-5465


                                 PROXY STATEMENT
                    FOR A SPECIAL MEETING OF SHAREHOLDERS OF


                                 UAM FUNDS, INC.

                       ACADIAN EMERGING MARKETS PORTFOLIO
                     DWIGHT LIMITED MATURITY BOND PORTFOLIO
                           FMA SMALL COMPANY PORTFOLIO
                           ICM SMALL COMPANY PORTFOLIO
                           INDEPENDENCE SMALL CAP FUND
                      MCKEE INTERNATIONAL EQUITY PORTFOLIO
                      RICE, HALL JAMES MICRO CAP PORTFOLIO
                    RICE, HALL JAMES SMALL/MID CAP PORTFOLIO
                              SIRACH BOND PORTFOLIO
                             SIRACH GROWTH PORTFOLIO
                             SIRACH EQUITY PORTFOLIO
                       SIRACH STRATEGIC BALANCED PORTFOLIO
                         SIRACH SPECIAL EQUITY PORTFOLIO
                              TS&W EQUITY PORTFOLIO
                           TS&W FIXED INCOME PORTFOLIO
                       TS&W INTERNATIONAL EQUITY PORTFOLIO


                               UAM FUNDS, INC. II

                         ANALYTIC DEFENSIVE EQUITY FUND
                           ANALYTIC INTERNATIONAL FUND
                         ANALYTIC SHORT-TERM INCOME FUND

                                 UAM FUNDS TRUST

                          CAMBIAR OPPORTUNITY PORTFOLIO
               CHICAGO ASSET MANAGEMENT VALUE/CONTRARIAN PORTFOLIO


                       TO BE HELD ON FRIDAY, JUNE 7, 2002

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARDS OF DIRECTORS OF UAM FUNDS, INC. AND UAM FUNDS, INC. II AND THE BOARD OF TRUSTEES OF UAM FUNDS TRUST (together, the "UAM Funds") for use at the special meeting of shareholders of UAM Funds, Inc., UAM Funds, Inc. II and certain portfolios of UAM Funds Trust, including shareholders of the Acadian Emerging Markets Portfolio, FMA Small Company Portfolio, ICM Small Company Portfolio, Independence Small Cap Fund, McKee International Equity Portfolio, Rice, Hall James Micro Cap Portfolio, Rice, Hall James Small/Mid Cap Portfolio, Sirach Bond Portfolio, Sirach Growth Portfolio, Sirach Equity Portfolio, Sirach Strategic Balanced Portfolio, Sirach Special Equity Portfolio, TS&W Equity Portfolio, TS&W Fixed Income Portfolio, TS&W International Equity Portfolio, Analytic Defensive Equity Fund, Analytic International Fund, Analytic Short-Term Income Fund, Cambiar Opportunity Portfolio, Chicago Asset Management Value/Contrarian Portfolio (each, a "UAM Portfolio" and, collectively, the "UAM Portfolios") and the Dwight Limited Maturity Bond Portfolio (the "Dwight Portfolio") to be held at the offices of SEI Investments, the administrator for the UAM Funds, One Freedom Valley Drive, Oaks, PA 19456 on Friday June 7, 2002 at 10:00 a.m. Eastern Time (the "Meeting"), and at any and all adjournments thereof. Shareholders of record at the close of business on Monday, April 8, 2002 (the "Record Date"), are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. This proxy statement and the accompanying notice of special meeting and proxy card are first being mailed to shareholders on or about Friday April 26, 2002.

UAM FUNDS IS SOLICITING YOUR VOTE FOR THE REORGANIZATION OF THE UAM PORTFOLIOS INTO CORRESPONDING PORTFOLIOS OF THE ADVISORS INNER CIRCLE FUND (THE "AIC TRUST"). ALSO, UAM FUNDS IS SOLICITING YOUR VOTE FOR THE LIQUIDATION OF THE DWIGHT PORTFOLIO. UAM FUNDS, INC. FIRST MAILED A PROXY STATEMENT REGARDING ITS PROPOSED LIQUIDATION OF THE DWIGHT PORTFOLIO ON OR ABOUT SEPTEMBER 27, 2001. UAM FUNDS, INC. MAILED ANOTHER PROXY STATEMENT TO DWIGHT PORTFOLIO SHAREHOLDERS ON OR ABOUT DECEMBER 21, 2001. AT THE SPECIAL MEETINGS OF SHAREHOLDERS OF THE DWIGHT PORTFOLIO AND THEIR SUBSEQUENT ADJOURNMENTS, THERE WERE NOT ENOUGH
HOLDERS OF SHARES PRESENT, IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR VOTING PURPOSES. AS A RESULT, NO ACTION WAS TAKEN ON THE PROPOSAL TO LIQUIDATE AND TERMINATE THE DWIGHT PORTFOLIO. ACCORDINGLY, UAM FUNDS, INC. IS RE-SOLICITING YOUR VOTE ON THIS VERY IMPORTANT PROPOSAL.

As used in this proxy statement, the term "Board" refers to the Boards of Directors of UAM Funds, Inc. and UAM Funds, Inc. II and the Board of Trustees of UAM Funds Trust. The term "Director" includes each director or trustee of the Board. A Director who is an interested person of the UAM Funds, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") is referred to in this proxy statement as an "Interested Director." A Director may be an interested person of the UAM Funds, because he or she is affiliated with one of the UAM Funds' investment advisers, Old Mutual (US) Holdings Inc. ("Old Mutual US") or the principal underwriter of the UAM Funds. Directors who are not interested persons of the UAM Funds are referred to in this proxy statement as "Independent Directors."

SUMMARY OF THE PROPOSALS REQUIRING SHAREHOLDER VOTE

SUMMARY OF PROPOSALS

--------------------------------------- ----------------------------------------
PROPOSAL                                AFFECTED PORTFOLIOS (SHAREHOLDERS OF
                                        EACH PORTFOLIO WILL VOTE SEPARATELY)
--------------------------------------- ----------------------------------------

Proposal 1 - To approve  a              Acadian Emerging Markets Portfolio
reorganization between the AIC Trust    FMA Small Company Portfolio
and UAM  Funds on  behalf of each of    ICM Small Company Portfolio
the UAM  Portfolios as set forth in     Independence Small Cap Fund
Agreements and Plans of Reorganization  McKee International Equity Portfolio
and Liquidation, forms of which         Rice, Hall James Micro Cap Portfolio
are attached to this proxy              Rice, Hall James Small/Mid Cap Portfolio
statement, and the subsequent           Sirach Bond Portfolio
dissolution  of UAM Funds,  Inc. and    Sirach Growth Portfolio
UAM Funds, Inc. II                      Sirach Equity Portfolio
                                        Sirach Strategic Balanced Portfolio
                                        Sirach Special Equity Portfolio
                                        TS&W Equity Portfolio
                                        TS&W Fixed Income Portfolio
                                        TS&W International Equity Portfolio
                                        Analytic Defensive Equity Fund
                                        Analytic International Fund
                                        Analytic Short-Term Income Fund
                                        Cambiar Opportunity Portfolio
                                        Chicago Asset Management
                                        Value/Contrarian Portfolio



--------------------------------------- ----------------------------------------

Proposal 2  - To approve  the           Dwight Limited Maturity Bond Portfolio
liquidation  and  termination of the
Dwight Portfolio,  as set forth in a
Plan of Liquidation, a copy of which
is attached to this proxy statement,
and the subsequent dissolution of
UAM Funds, Inc.

--------------------------------------- ----------------------------------------

     The Board intends to bring before the Meeting the matters set forth in the foregoing notice. If you wish to participate in the Meeting you may submit the proxy card(s) included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by telephone, through the Internet or in person. At any time before the Meeting, you may change or revoke your vote even though a proxy has already been returned by written notice to the UAM Funds, by mail, by telephone, through the Internet, by submitting a subsequent proxy, or by voting in person at the Meeting. If you choose to change or revoke your vote, it does not have to be by the same method through which you originally submitted your vote. Should you require additional information regarding the proxy or replacement proxy cards, you may contact the UAM Funds at 1-877-826-5465.

     The UAM Funds expect that the solicitation of proxies from shareholders will be made by mail, but solicitation also may be made by telephone communications from officers or employees of Old Mutual US or the investment adviser to your UAM Portfolio or any of their respective affiliates, who will not receive any compensation therefore from the UAM Portfolios. The costs of the solicitation of proxies and the costs of holding the Meeting, including legal expenses and the costs of preparing, printing and mailing the proxy statement and its enclosures, will be borne by Old Mutual US, the parent company to certain of the investment advisers to the UAM Portfolios, except that Dwight Asset Management Company will bear the costs of soliciting the shareholders of the Dwight Portfolio. Neither UAM Funds nor the AIC Trust will bear the expense of this proxy solicitation.

     All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting and any adjournment thereof according to the instructions on the proxy card. IF NO SPECIFICATION IS MADE ON A PROXY CARD, IT WILL BE VOTED FOR THE MATTERS SPECIFIED ON THE PROXY CARD. For purposes of determining the presence of a quorum, abstentions, broker non-votes or withheld votes will be counted as present; however, they will have the effect of a vote against the proposal.

     If a quorum is not present at the Meeting for any of UAM Funds, Inc., UAM Funds, Inc. II or UAM Funds Trust, or if a quorum is present at the Meeting for any of these entities but sufficient votes to approve the proposed item are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting for any of UAM Funds, Inc., UAM Funds, Inc. II or UAM Funds Trust to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those votes entitled to be cast with respect to shares that are present at the Meeting or represented by proxy. A shareholder vote may be taken on the proposal in this proxy statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. With respect to adjournment, the persons named as proxies will vote in accordance with their best judgment at the time.

QUORUM AND REQUIRED VOTE FOR EACH PORTFOLIO OF UAM FUNDS, INC. AND FOR UAM FUNDS, INC.

     The presence in person or by proxy of a majority of all votes entitled to be cast at the Meeting for each portfolio of UAM Funds, Inc. and for UAM Funds, Inc. shall constitute a quorum for the transaction of business at the Meeting for each portfolio of UAM Funds, Inc. and for UAM Funds, Inc. The approval of the proposals requires (i) with respect to the reorganization of a particular portfolio of UAM Funds, Inc., the affirmative vote of an absolute majority of the votes entitled to be cast of such portfolio, (ii) with respect to the liquidation and termination of the Dwight Portfolio, the affirmative vote of an absolute majority of the votes entitled to be cast of the Dwight Portfolio entitled to vote, and
     (iii) with respect to the transfer of all of the assets and liabilities of, and the dissolution of, UAM Funds, Inc., the affirmative vote of an absolute majority of votes entitled to be cast of UAM Funds, Inc.

QUORUM AND REQUIRED VOTE FOR EACH PORTFOLIO OF UAM FUNDS, INC. II AND FOR UAM FUNDS, INC. II

     The presence in person or by proxy of the holders of thirty percent of the dollar value of the outstanding shares of stock entitled to vote at the Meeting for each portfolio of UAM Funds, Inc. II and for UAM Funds, Inc. II shall constitute a quorum for the transaction of business at the Meeting for each portfolio of UAM Funds, Inc. II and for UAM Funds, Inc. II. The approval of the proposal requires (i) with respect to the reorganization of a particular portfolio of UAM Funds, Inc. II, the affirmative vote of an absolute majority of the votes entitled to be cast of such portfolio, and (ii) with respect to the transfer of all of the assets and liabilities of, and the dissolution of, UAM Funds, Inc. II, the affirmative vote of an absolute majority of votes entitled to be cast by UAM Funds, Inc. II.

QUORUM AND REQUIRED VOTE FOR EACH PORTFOLIO OF UAM FUNDS TRUST

     The presence in person or by proxy of thirty percent of the shares entitled to vote at the Meeting shall constitute a quorum for the transaction of business at the Meeting for each portfolio of UAM Funds Trust. The approval of the proposal with respect to a particular portfolio of UAM Funds Trust requires the affirmative vote of a "majority of the outstanding voting securities" of such portfolio, which is the lesser of: (a) 67% or more of the voting securities of a portfolio present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares of the portfolio are present in person or by proxy, or (b) more than 50% of the outstanding shares of the portfolio.

PROPOSAL 1 - APPROVAL OF THE REORGANIZATION

SUMMARY OF THE REORGANIZATION

     Shareholders of the UAM Portfolios are being asked to vote on a reorganization of the UAM Funds into the AIC Trust, pursuant to which each of the UAM Portfolios will transfer all of its assets and liabilities to one of twenty newly-organized portfolios (the "AIC Portfolios"), which are series of the AIC Trust (the "Reorganization"). Each of the UAM Portfolios and its corresponding AIC Portfolio is listed below. As a result of the proposed Reorganization, each UAM Portfolio shareholder will become a shareholder of the corresponding AIC Portfolio and immediately after the Reorganization will hold shares of such AIC Portfolio with a total dollar value and number equal to the total dollar value and number such shareholder held in the UAM Portfolio immediately prior to the Reorganization. The investment adviser to each UAM Portfolio will continue to make all investment decisions for the corresponding AIC Portfolio and SEI Investments Company and its affiliates will serve as administrator and distributor. DST Systems, Inc. will serve as transfer agent to the AIC Trust. Union Bank of California will serve as custodian for all of the AIC Portfolios. The Agreement and Plan of Reorganization and Liquidation between UAM Funds, Inc. and the AIC Trust and the Agreement and Plan of Reorganization and Liquidation between UAM Funds, Inc. II and the AIC Trust (each, the "Agreement") provide that UAM Funds, Inc. and UAM Funds, Inc. II will subsequently dissolve under state law after the Reorganization is completed. The Agreement and Plan of Reorganization and Liquidation between UAM Funds Trust and the AIC Trust (the "Agreement" and together with the Agreement and Plan of Reorganization and Liquidation between UAM Funds, Inc. and the AIC Trust and the Agreement and Plan of Reorganization and Liquidation between UAM Funds, Inc. II and the AIC Trust, the

     "Agreements") provides that UAM Funds Trust will take any and all steps as is necessary and proper to effect a complete termination of its UAM Portfolios. It is currently anticipated that the Reorganization will occur in the second quarter of 2002.


           UAM FUNDS                                   AIC TRUST
           ---------                                   ---------
Acadian Emerging Markets Portfolio..........Acadian Emerging Markets Portfolio
FMA Small Company Portfolio.................FMA Small Company Portfolio
ICM Small Company Portfolio.................ICM Small Company Portfolio
Independence Small Cap Fund.................Independence Small Cap Portfolio
                                            (formerly named Independence Small
                                            Cap Fund)
McKee International Equity Portfolio........McKee International Equity Portfolio
Rice, Hall James Micro Cap Portfolio........Rice, Hall James Micro Cap Portfolio
Rice, Hall James Small/Mid Cap Portfolio....Rice, Hall James Small/Mid Cap
                                            Portfolio
Sirach Bond Portfolio.......................Sirach Bond Portfolio
Sirach Growth Portfolio.....................Sirach Growth Portfolio
Sirach Equity Portfolio.....................Sirach Equity Portfolio
Sirach Strategic Balanced Portfolio.........Sirach Strategic Balanced Portfolio
Sirach Special Equity Portfolio.............Sirach Special Equity Portfolio
TS&W Equity Portfolio.......................TS&W Equity Portfolio
TS&W Fixed Income Portfolio.................TS&W Fixed Income Portfolio
TS&W International Equity Portfolio.........TS&W International Equity Portfolio
Analytic Defensive Equity Fund..............Analytic Defensive Equity Fund
Analytic International Fund.................Analytic International Fund
Analytic Short-Term Income Fund.............Analytic Short-Term Income Fund
Cambiar Opportunity Portfolio...............Cambiar Opportunity Portfolio
Chicago Asset Management Value/Contrarian
Portfolio...................................Chicago Asset Management Value
                                            Portfolio (formerly named Chicago
                                            Asset Management Value/Contrarian
                                            Portfolio)

DESCRIPTION OF THE AGREEMENTS

     THE AGREEMENT BETWEEN UAM FUNDS, INC. AND THE AIC TRUST. The Agreement between UAM Funds, Inc. and the AIC Trust provides for: (i) the transfer of all of the assets of each UAM Portfolio of UAM Funds, Inc. solely in exchange for shares of beneficial interest of each corresponding AIC Portfolio and the assumption by each corresponding AIC Portfolio of all liabilities of the UAM Portfolio, followed by the distribution on the closing date of the UAM Portfolio's shares to the holders of the UAM Portfolio shares; and (ii) the transfer of all of the assets and liabilities to the AIC Trust, and the subsequent dissolution of, UAM Funds, Inc. On the closing date for the Reorganization, anticipated to be Monday, June 24, 2002, if one or more UAM Portfolios of UAM Funds, Inc. obtain shareholder approval for the Reorganization, each UAM Portfolio obtaining such approval, shall assign, deliver, and otherwise transfer all of its assets and assign all of the liabilities to the corresponding AIC Portfolio free and clear of all liens and encumbrances, and such AIC Portfolio will acquire all the assets and will assume all of the liabilities of the corresponding UAM Portfolio, in exchange for shares of such AIC Portfolio. In addition, the Agreement provides that the net asset value per share of each UAM Portfolio and of each corresponding AIC Portfolio will be equal and the number of shares of each AIC Portfolio issued in exchange for shares of the corresponding UAM Portfolio will equal the number of shares of such UAM Portfolio issued and outstanding at the time of the Reorganization. Prior to the closing of the Reorganization, UAM Funds, Inc. and the AIC Trust will file Articles of Transfer with the Maryland State Department of Assessments and Taxation. UAM Funds, Inc. will subsequently dissolve under Maryland law. The Agreement also provides that in the event an Agreement is approved by only one or some of the UAM Portfolios, the failure of the other UAM Portfolio(s) to consummate the transactions contemplated by the Agreement shall not affect the consummation or validity of the Reorganization with respect to the other UAM Portfolio(s). The dissolution of UAM Funds, Inc., however, cannot occur until the UAM Portfolios and the Dwight Portfolio approve their proposals.

     The Agreement between UAM Funds, Inc. and the AIC Trust also provides that the AIC Trust will receive, prior to the closing, an opinion of counsel to the effect that: (i) UAM Funds, Inc. is duly organized and validly existing under the laws of the State of Maryland and the Acadian Emerging Markets Portfolio, FMA Small Company Portfolio, ICM Small Company Portfolio, Independence Small Cap Fund, McKee International Equity Portfolio, Rice, Hall James Micro Cap Portfolio, Rice, Hall James Small/Mid Cap Portfolio, Sirach Bond Portfolio, Sirach Growth Portfolio, Sirach Equity Portfolio, Sirach Strategic Balanced Portfolio, Sirach Special Equity Portfolio, TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio are validly existing series of the UAM Funds, Inc.; (ii) UAM Funds, Inc. is an open-end management investment company registered under the 1940 Act; (iii) the Agreement, the Reorganization provided for therein, and the execution of that Agreement have been duly authorized and approved by all requisite corporate action of UAM Funds, Inc. and has been duly executed and delivered by UAM Funds, Inc. on behalf of its UAM Portfolios and is a valid and binding obligation of UAM Funds, Inc. on behalf of its UAM Portfolios, subject to applicable bankruptcy, insolvency, fraudulent conveyance, and similar laws or court decisions regarding enforcement of creditors' rights generally and such counsel shall express no opinion with respect to the application of equitable principles on any proceeding, whether at law or in equity, as to the enforceability of any provision of the Agreement relating to remedies after default, as to availability of any specific or equitable relief of any kind, with respect to the provision of the Agreement intended to limit liability to a particular matter for a particular UAM Portfolio and its assets, including but not limited to
     Section 21 of the Agreement (Section 21 of the Agreement, which is attached to this proxy statement, limits the liability for obligations under the Agreement to the assets and property of the particular UAM Portfolio) or with respect to the provisions of the Agreement relating to indemnification; and (iv) to the best of counsel's knowledge, no consent, approval, order or other authorization of any federal or state court or administrative or regulatory agency is required for UAM Funds, Inc. to enter into the Agreement or carry out its terms on behalf of its UAM Portfolios that has not been obtained other than where the failure to obtain such consent, approval, order, or authorization would not have a material adverse affect on the operations of UAM Funds, Inc.

     In addition, UAM Funds, Inc. shall have received, prior to the closing, an opinion of counsel to the effect that: (i) the AIC Trust and its Acadian Emerging Markets Portfolio, FMA Small Company Portfolio, ICM Small Company Portfolio, Independence Small Cap Fund, McKee International Equity Portfolio, Rice, Hall James Micro Cap Portfolio, Rice, Hall James Small/Mid Cap Portfolio, Sirach Bond Portfolio, Sirach Growth Portfolio, Sirach Equity Portfolio, Sirach Strategic Balanced Portfolio, Sirach Special Equity Portfolio, TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio are duly organized and validly existing under the laws of the Commonwealth of Massachusetts; (ii) the AIC Trust is an open-end management investment company registered under the 1940 Act;
     (iii) the Agreement, the Reorganization provided for therein, and the execution of that Agreement have been duly authorized and approved by all requisite corporate action on behalf of each AIC Portfolio and the Agreement has been duly executed and delivered by the AIC Trust and is a valid and binding obligation of each AIC Portfolio, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge, no consent, approval, order or other authorization of any federal or state court or administration or regulatory agency is required for the AIC Trust to enter into the Agreement or carry out its terms on behalf of each of the AIC Portfolios that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the AIC Portfolios; and (v) the shares of each AIC Portfolio to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with the Agreement, will be validly issued, fully paid and non-assessable.

     THE AGREEMENT BETWEEN UAM FUNDS, INC. II AND THE AIC TRUST. The Agreement between UAM Funds, Inc. II and the AIC Trust provides for: (i) the transfer of all of the assets of each UAM Portfolio of UAM Funds, Inc. II solely in exchange for shares of beneficial interest of each corresponding AIC Portfolio and the assumption by each corresponding AIC Portfolio of all liabilities of the UAM Portfolio, followed by the distribution on the closing date of the UAM Portfolio's shares to the holders of the UAM Portfolio shares, and (ii) the transfer of all of the assets and liabilities to the AIC Trust, and the subsequent dissolution of, UAM Funds, Inc. II. On the closing date for the Reorganization, anticipated to be Monday, June 24, 2002, if one or more UAM Portfolios of UAM Funds, Inc. II obtain shareholder approval for the Reorganization, each UAM Portfolio obtaining such approval, shall assign, deliver, and otherwise transfer all of its assets and assign all of the liabilities to the corresponding AIC Portfolio free and clear of all liens and encumbrances, and such AIC
     Portfolio will acquire all of the assets and will assume all of the liabilities of the corresponding UAM Portfolio, in exchange for shares of such AIC Portfolio. In addition, the Agreement provides that the net asset value per share of each UAM Portfolio and of each corresponding AIC Portfolio will be equal and the number of shares of each AIC Portfolio issued in exchange for shares of the corresponding UAM Portfolio will equal the number of shares of such UAM Portfolio issued and outstanding at the time of the Reorganization. Prior to the closing of the Reorganization, UAM Funds, Inc. II and the AIC Trust will file Articles of Transfer with the Maryland State Department of Assessments and Taxation. UAM Funds, Inc. II will subsequently dissolve under Maryland law. The Agreement also provides that in the event an Agreement is approved by only one or some of the UAM Portfolios, the failure of the other UAM Portfolio(s) to consummate the transactions contemplated by the Agreement shall not affect the consummation or validity of the Reorganization with respect to the other UAM Portfolio(s). The dissolution of UAM Funds, Inc. II, however, cannot occur until each portfolio in the company approves the transaction.

     The Agreement between UAM Funds, Inc. II and the AIC Trust also provides that the AIC Trust will receive, prior to the closing, an opinion of counsel to the effect that: (i) UAM Funds, Inc. II is duly organized and validly existing under the laws of the State of Maryland and the Analytic Defensive Equity Fund, Analytic International Fund and Analytic Short-Term Income Fund are validly existing series of UAM Funds, Inc. II; (ii) UAM Funds Inc. II is an open-end management investment company registered under the 1940 Act; (iii) the Agreement, the Reorganization provided for therein, and the execution of that Agreement have been duly authorized and approved by all requisite corporate action of UAM Funds, Inc. II and has been duly executed and delivered by UAM Funds, Inc. II on behalf of its UAM Portfolios and is a valid and binding obligation of UAM Funds, Inc. II on behalf of its UAM Portfolios, subject to applicable bankruptcy, insolvency, fraudulent conveyance, and similar laws or court decisions regarding enforcement of creditors' rights generally and such counsel shall express no opinion with respect to the application of equitable principles on any proceeding, whether at law or in equity, as to the enforceability of any provision of the Agreement relating to remedies after default, as to availability of any specific or equitable relief of any kind, with respect to the provision of each Agreement intended to limit liability to a particular matter for a particular UAM Portfolio and its assets, including but not limited to Section 21 of the Agreement (Section 21 of the Agreement, which is attached to this proxy statement, limits the liability for obligations under the Agreement to the assets and property of the particular UAM Portfolio) or with respect to the provisions of the Agreement relating to indemnification; and (iv) to the best of counsel's knowledge, no consent, approval, order or other authorization of any federal or state court or administrative or regulatory agency is required for UAM Funds, Inc. II to enter into the Agreement or carry out its terms on behalf of its UAM Portfolios that has not been obtained other than where the failure to obtain such consent, approval, order, or authorization would not have a material adverse affect on the operations of UAM Funds, Inc. II.

     In addition, UAM Funds, Inc. II shall have received, prior to the closing, an opinion of counsel to the effect that: (i) the AIC Trust and its Analytic Defensive Equity Fund, Analytic International Fund and Analytic Short-Term Income Fund are duly organized and validly existing under the laws of the Commonwealth of Massachusetts; (ii) the AIC Trust is an open-end management investment company registered under the 1940 Act; (iii) the Agreement, the Reorganization provided for therein, and the execution of that Agreement have been duly authorized and approved by all requisite corporate action on behalf of each AIC Portfolio and the Agreement has been duly executed and delivered by the AIC Trust and is a valid and binding obligation of each AIC Portfolio, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge, no consent, approval, order or other authorization of any federal or state court or administration or regulatory agency is required for the AIC Trust to enter into the Agreement or carry out its terms on behalf of each of the AIC Portfolios that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the AIC Portfolios; and (v) the shares of each AIC Portfolio to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with the Agreements, will be validly issued, fully paid and non-assessable.

     THE AGREEMENT BETWEEN UAM FUNDS TRUST AND THE AIC TRUST. The Agreement between UAM Funds Trust and the AIC Trust provides for: (i) the transfer of all of the assets of each UAM Portfolio of UAM Funds Trust solely in exchange for shares of beneficial interest of each corresponding AIC Portfolio and the assumption by each corresponding AIC Portfolio of all liabilities of the UAM Portfolio, followed by the distribution on the closing date of the UAM Portfolio's shares to the holders of the UAM Portfolio shares, and (ii) the taking of any and all other steps as is necessary and proper to effect a complete termination of each of its UAM Portfolios. On the closing date for the Reorganization, anticipated to be Monday, June 24, 2002, if one or more UAM Portfolios of UAM Funds Trust obtain shareholder approval for the Reorganization, each UAM Portfolio obtaining such approval, shall assign, deliver, and otherwise transfer all of its assets and assign all of the liabilities to the corresponding AIC Portfolio free and clear of all liens and encumbrances, and such AIC
     Portfolio will acquire all of the assets and will assume all of the liabilities of the corresponding UAM Portfolio, in exchange for shares of such AIC Portfolio. In addition, the Agreement provides that the net asset value per share of each UAM Portfolio and of each corresponding AIC Portfolio will be equal and the number of shares of each AIC Portfolio issued in exchange for shares of the corresponding UAM Portfolio will equal the number of shares of such UAM Portfolio issued and outstanding at the time of the Reorganization. The Agreement also provides that in the event an Agreement is approved by only one UAM Portfolio, the failure of the other UAM Portfolio to consummate the transactions contemplated by the Agreement shall not affect the consummation or validity of the Reorganization with respect to the other UAM Portfolio.

     The Agreement between UAM Funds Trust and the AIC Trust also provides that the AIC Trust will receive, prior to the closing, an opinion of counsel to the effect that: (i) UAM Funds Trust is duly organized and validly existing under the laws of the State of Delaware and the Cambiar Opportunity Portfolio and Chicago Asset Management Value/Contrarian Portfolio are validly existing series of the UAM Funds Trust; (ii) UAM Funds Trust is an open-end management investment company registered under the 1940 Act; (iii) the Agreement, the Reorganization provided for therein, and the execution of that Agreement have been duly authorized and approved by all requisite corporate action of UAM Funds Trust and has been duly executed and delivered by UAM Funds Trust on behalf of its UAM Portfolios and is a valid and binding obligation of UAM Funds Trust on behalf of its UAM Portfolios, subject to applicable bankruptcy, insolvency, fraudulent conveyance, and similar laws or court decisions regarding enforcement of creditors' rights generally and such counsel shall express no opinion with respect to the application of equitable principles on any proceeding, whether at law or in equity, as to the enforceability of any provision of the Agreement relating to remedies after default, as to availability of any specific or equitable relief of any kind, with respect to the provision of each Agreement intended to limit liability to a particular matter for a particular UAM Portfolio and its assets, including but not limited to Section 21 of the Agreement (Section 21 of the Agreement, which is attached to this proxy statement, limits the liability for obligations under the Agreement to the assets and property of the particular UAM Portfolio) or with respect to the provisions of the Agreement relating to indemnification; and (iv) to the best of counsel's knowledge, no consent, approval, order or other authorization of any federal or state court or administrative or regulatory agency is required for UAM Funds Trust to enter into the Agreement or carry out its terms on behalf of its UAM Portfolios that has not been obtained other than where the failure to obtain such consent, approval, order, or authorization would not have a material adverse affect on the operations of UAM Funds Trust.

     In addition, UAM Funds Trust shall have received, prior to the closing, an opinion of counsel to the effect that: (i) the AIC Trust and its Cambiar Opportunity Portfolio and Chicago Asset Management Value Portfolio are duly organized and validly existing under the laws of the Commonwealth of Massachusetts; (ii) the AIC Trust is an open-end management investment company registered under the 1940 Act; (iii) the Agreement, the Reorganization provided for therein, and the execution of that Agreement have been duly authorized and approved by all requisite corporate action on behalf of each AIC Portfolio and the Agreement has been duly executed and delivered by the AIC Trust and is a valid and binding obligation of each AIC Portfolio, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge, no consent, approval, order or other authorization of any federal or state court or administration or regulatory agency is required for the AIC Trust to enter into the Agreement or carry out its terms on behalf of each of the AIC Portfolios that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the AIC Portfolios; and (v) the shares of each AIC Portfolio to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with the Agreements, will be validly issued, fully paid and non-assessable.

TAX CONSEQUENCES OF THE REORGANIZATION

     At the time of the closing, UAM Funds, Inc., UAM Funds, Inc. II, UAM Funds Trust and the AIC Trust each shall have received an opinion of counsel, based upon customary officers' certificates provided by each, substantially to the effect that for federal income tax purposes: (1) no gain or loss will be recognized by a UAM Portfolio upon the transfer of its assets in exchange, solely for the corresponding shares and the assumption by such AIC Portfolio of that UAM Portfolio's stated liabilities; (2) no gain or loss will be recognized by such AIC Portfolio on its receipt of such UAM Portfolio's assets in exchange for that AIC Portfolio's shares and the assumption by that AIC Portfolio of such UAM Portfolio's liabilities; (3) the adjusted basis of such UAM Portfolio's assets in such AIC Portfolio's hands will be the same as the adjusted basis of those assets in that UAM Portfolio's hands immediately before the conversion; (4) such AIC Portfolio's holding period for the assets transferred to the AIC Portfolios by such UAM Portfolio will include the holding period of those assets in the UAM Portfolio's hands immediately before the conversion; (5) no gain or loss will be recognized by such UAM Portfolio on the distribution of such AIC Portfolio's shares to that UAM Portfolio's shareholders in exchange for their shares of the UAM Portfolio; (6) no gain or loss will be recognized to a shareholder of such UAM Portfolio as a result of the UAM Portfolio's distribution of such AIC Portfolio's shares to that UAM Portfolio's shareholder in exchange for the UAM Portfolio's shareholder's shares of the UAM Portfolio; (7) the adjusted basis of such AIC Portfolio's shares received by such UAM Portfolio's shareholders will be the same as the adjusted basis of that UAM Portfolio's shareholders' shares of the UAM Portfolio surrendered in exchange therefor; (8) the holding period of such AIC Portfolio's shares received by such UAM Portfolio's shareholders will include the UAM Portfolio's shareholders' holding period for the UAM Portfolio's shareholders' shares of the Portfolio surrendered in exchange therefor, provided that such UAM Portfolio's shares were held as capital assets on the date of the conversion; and (9) each AIC Portfolio will succeed to and take into account the tax attributes of the corresponding UAM Portfolio.

     The Reorganization is expected to qualify as a "reorganization" within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"), with each of the AIC Portfolios and the UAM Portfolios being "a party to a reorganization" within the meaning of
     Section 368(b) of the Code. As a consequence, the Reorganization will be tax-free for federal income tax purposes for each of the AIC Portfolios, the UAM Portfolios and their respective shareholders.

     The UAM Funds and the AIC Trust have not sought, and will not seek, a private ruling from the Internal Revenue Service ("IRS") with respect to the federal income tax consequences of the Reorganization. The opinion of counsel with respect to the federal income tax consequences of the Reorganization is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including any applicable foreign, state or local income tax consequences.

DESCRIPTION OF UAM FUNDS, INC. AND ITS UAM PORTFOLIOS

     UAM Funds, Inc. was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name was changed to "The Regis Fund, Inc." On October 31, 1995, the name was changed again to "UAM Funds, Inc." The principal executive office of UAM Funds, Inc. is located at One Freedom Valley Drive, Oaks, PA 19456. UAM Funds, Inc. is an open-end management investment company registered under the 1940 Act. The Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $0.001 par value. The governing board has the power to create and designate one or more series or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval. When issued and paid for, the shares of each series and class are fully paid and non-assessable, and have no pre-emptive rights or preferences as to conversion, exchange, retirement or other features.

     The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the governing board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Board of UAM Funds, Inc.

     The Board of the UAM Funds, Inc. has authorized two classes of shares in each portfolio: Institutional and Institutional Service. Each portfolio of UAM Funds, Inc. has 25,000,000 Institutional Class and 10,000,000 Institutional Service Class Shares authorized by its charter, except that the ICM Small Company Portfolio and Sirach Special Equity Portfolio each have 50,000,000 Institutional Class Shares and 10,000,000 Institutional Service Class Shares authorized by the charter. Currently, only Institutional Class Shares have been issued.

     ACADIAN EMERGING MARKETS PORTFOLIO. The Acadian Emerging Markets Portfolio seeks long-term capital appreciation by investing primarily in common stocks of emerging country issuers. The Acadian Emerging Markets Portfolio invests primarily in common stocks, but also may invest in other types of equity securities, including preferred stock. Normally, the portfolio invests primarily (at least 80% of its net assets) in equity securities of issuers that: have their principal securities trading market in an emerging country; alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in emerging countries, and are organized under the laws of, and have a principal office in, an emerging country.

     FMA SMALL COMPANY PORTFOLIO. The FMA Small Company Portfolio seeks maximum, long-term total return, consistent with reasonable risk to principal, by investing in common stocks of smaller companies in terms of revenues and/or market capitalization. The portfolio invests primarily in common stocks of domestic companies that are smaller or less established in terms of revenues, assets and market capitalization. Under normal circumstances, the portfolio invests primarily (at least 80% of its net assets) in companies with small market capitalizations at the time of initial purchase. The portfolio considers a company to have a small market capitalization when its market capitalization is less than $2.0 billion. At any given time, the portfolio may own a diversified group of stocks in several industries. The portfolio invests mainly in common stocks, but it may also invest in other types of equity securities.

     ICM SMALL COMPANY PORTFOLIO. The ICM Small Company Portfolio seeks maximum, long-term total return consistent with reasonable risk to principal, by investing primarily in common stocks of smaller companies measured in terms of revenues and assets and, more importantly, in terms of market capitalization. The portfolio invests primarily (at least 80% of its net assets) in common stocks of companies that have market capitalizations that are under $2 billion. The portfolio invests mainly in common stocks, but it may also invest in other types of equity securities.

     INDEPENDENCE SMALL CAP FUND. The Independence Small Cap Fund (to be called the Independence Small Cap Portfolio) seeks maximum capital appreciation consistent with reasonable risk to principal by investing in primarily smaller companies. The fund invests primarily (at least 80% of its net assets) in equity securities of companies whose market capitalization is under $2 billion. The adviser selects securities for the fund using a bottom-up selection process that focuses on stocks of statistically undervalued yet promising companies that it believes are likely to show improving fundamental prospects with an identifiable catalyst for change.

     MCKEE INTERNATIONAL EQUITY PORTFOLIO. The McKee International Equity Portfolio seeks a superior long-term total return over a market cycle by investing primarily in the equity securities of non-U.S. issuers. The portfolio invests primarily (at least 80% of its net assets) in companies located in at least three countries other than the U.S. The adviser looks for companies with strong balance sheets, competent management and comparative business advantages such as costs, products and geographical location.

     RICE, HALL JAMES MICRO CAP PORTFOLIO. The Rice, Hall James Micro Cap Portfolio seeks maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small market capitalization companies. The portfolio invests primarily (at least 80% of its net assets) in equity securities of companies with market capitalizations of $40 million to $500 million at the time of initial purchase. In selecting securities for the fund, the adviser emphasizes smaller, emerging companies possessing the potential to become market leaders in their industries.

     RICE, HALL JAMES SMALL/MID CAP PORTFOLIO. The Rice, Hall James Small/Mid Cap Portfolio seeks maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small/mid market capitalization (small/mid cap) companies. The portfolio invests primarily (at least 80% of its net assets) in equity securities of companies with market capitalizations of $300 million to $2.5 billion at the time of initial purchase. The adviser believes that there are greater pricing inefficiencies for small/mid cap securities than larger capitalization securities because this range of the market has less analyst coverage.

     SIRACH BOND PORTFOLIO. The Sirach Bond Portfolio seeks to achieve above-average total return, consistent with reasonable risk to principal, by investing primarily in dollar-denominated, investment-grade fixed-income securities. The portfolio invests primarily (at least 80% of its net assets) in a diversified mix of dollar-denominated, investment-grade debt securities.

     SIRACH GROWTH PORTFOLIO. The Sirach Growth Portfolio seeks to provide long-term capital growth, consistent with reasonable risk to principal, by investing primarily in common stocks of companies that offer long-term growth potential. The portfolio invests primarily (at least 80% of its net assets) in common stocks of companies of all sizes. While the portfolio invests mainly in common stocks, it may also invest in other types of equity securities.

     SIRACH EQUITY PORTFOLIO. The Sirach Equity Portfolio seeks to provide long-term capital growth, consistent with reasonable risk to principal, by investing primarily in common stocks of companies that offer long-term growth potential. The portfolio invests at least 80% of its assets in equity securities (primarily in common stocks) of companies of all sizes. While the portfolio invests primarily in common stocks, it also may invest in other types of equity securities.

     SIRACH STRATEGIC BALANCED PORTFOLIO. The Sirach Strategic Balanced Portfolio seeks to provide long-term capital growth, consistent with reasonable risk to principal, by investing in a diversified fund of common stocks and fixed income securities. The Sirach Strategic Balanced Portfolio invests in a combination of stocks, bonds and short-term cash equivalents. Normally, the portfolio will invest approximately 35% to 70% of its assets in equity securities, and 25% to 50% of its assets in debt securities. While the adviser can vary the composition of the portfolio within those ranges, it will typically invest approximately 55% to 60% of the fund's assets in equity securities and 40% to 45% in debt securities. The portfolio will invest at least 25% of its total assets in senior debt securities, including preferred stock.

     SIRACH SPECIAL EQUITY PORTFOLIO. The Sirach Special Equity Portfolio seeks to provide maximum long-term growth of capital, consistent with reasonable risk to principal, by investing in small capitalized companies with particularly attractive financial characteristics. The portfolio invests primarily (at least 80% of its net assets) in common stocks of companies that have market capitalizations within the market capitalization range of the Russell 2000 Growth Index at the time of purchase.

     TS&W EQUITY PORTFOLIO. The TS&W Equity Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of relatively large companies. The portfolio invests primarily (at least 80% of its net assets) in a diversified portfolio of common stocks of companies that are relatively large in terms of revenues and assets, and a market capitalization that exceeds $3 billion at time of purchase. Although the portfolio will primarily draw its holdings from larger, more seasoned or established companies, it may also invest in companies of varying size as measured by assets, sales or capitalization. The adviser pursues a relative value-oriented philosophy and attempts to be risk averse believing that preserving capital in weak market environments should lead to above-average returns over the long run.

     TS&W FIXED INCOME PORTFOLIO. The TS&W Fixed Income Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing primarily in investment grade debt securities of varying maturities. The portfolio invests primarily (at least 80% of its net assets) in a diversified mix of investment-grade debt securities. Although the portfolio currently intends to limit its investments to investment-grade securities, it may invest up to 20% of its total assets in debt securities rated below investment-grade (junk bonds), preferred stocks and convertible securities, which have debt characteristics. The adviser expects the weighted maturity of the portfolio to range from six to twelve years and its duration to range from four to six years.

     TS&W INTERNATIONAL EQUITY PORTFOLIO. The TS&W International Equity Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers on a worldwide basis. The portfolio invests primarily (at least 80% of its net assets) in equity securities of foreign companies representing at least three countries other than the United States and currently intends to invest in at least 12 countries other than the United States. The adviser will emphasize established companies in individual foreign markets and will attempt to stress companies and markets that it believes are undervalued. The portfolio expects capital growth to be the predominant component of its total return. The portfolio also may invest in investment-grade debt securities when the adviser believes the potential for total return from debt securities will equal or exceed that available from investments in equity securities.

DESCRIPTION OF UAM FUNDS, INC. II AND ITS UAM PORTFOLIOS

     UAM Funds, Inc. II was organized under the name "PBHG Advisor Funds, Inc." as a Maryland corporation on January 9, 1998. On April 7, 1999, the name was changed to "UAM Funds, Inc. II." The principal executive office of UAM Funds, Inc. II is located at One Freedom Valley Drive, Oaks, PA 19456. UAM Funds, Inc. II is an open-end management investment company registered under the 1940 Act. The Articles of Incorporation, as amended, permit its governing board to issue ten billion shares of common stock, with a $0.001 par value. The governing board has the power to create and designate one or more series or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval. When issued and paid for, the shares of each series and class are fully paid and non-assessable, and have no pre-emptive rights or preferences as to conversion, exchange, retirement or other features.

     The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the votes entitled to be cast for the election of members of the governing board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each dollar (and each fraction of a dollar thereof) of net asset value of shares of stock outstanding in such holders name on the books of UAM Funds, Inc. II. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Board of UAM Funds, Inc. II.

     The Board of the UAM Funds, Inc. II has authorized two classes of shares in each portfolio: Institutional and Institutional Service. Each portfolio of UAM Funds, Inc. II has 100,000,000 Institutional Class and 100,000,000 Institutional Service Class Shares authorized by its charter. Currently, only Institutional Class Shares have been issued.

     ANALYTIC DEFENSIVE EQUITY FUND. The Analytic Defensive Equity Fund seeks to obtain a greater long-term total return and smaller fluctuations in quarterly total return from a diversified, hedged common stock fund than would be realized from the same fund unhedged. Through its proprietary investment process, the adviser attempts to create a well-diversified and significantly hedged portfolio by investing in a combination of stocks, debt securities and options. The fund normally seeks to achieve its objective by investing at least 80% of its net assets in equity securities.

     ANALYTIC INTERNATIONAL FUND. The Analytic International Fund seeks above-average total returns through investments in equity securities of companies located in economies outside the United States. The fund normally seeks to achieve its objective by investing at least 80% of its net assets in equity securities of companies located outside the United States, including American Depositary Receipts, European Depositary Receipts and other similar global equity securities. While the portfolio may invest in companies of any size, it usually invests in medium to large companies. The portfolio does not intend to invest in securities of emerging markets.

     ANALYTIC SHORT-TERM INCOME FUND. The Analytic Short-Term Income Fund seeks to provide a high level of income consistent with both low fluctuations in market value and low credit risk. The fund normally invests at least 80% of its net assets in U.S. government securities. The portfolio may invest the remainder of its assets in investment-grade debt securities. The portfolio expects its dollar weighted average maturity to be two years and to invest in debt securities with maturities of three years or less.

DESCRIPTION OF UAM FUNDS TRUST AND ITS UAM PORTFOLIOS

     UAM Funds Trust was organized under the name "The Regis Fund II" as a Delaware business trust on May 18, 1994. On October 31, 1995, the name was changed to "UAM Funds Trust." The principal executive office of UAM Funds Trust is located at One Freedom Valley Drive, Oaks, PA 19456. UAM Funds Trust is an open-end management investment company registered under the 1940 Act. The Agreement and Declaration of Trust, as amended, permit it to issue an unlimited number of shares of beneficial interest, of separate series, with no par value. The governing board has the power to create and designate one or more series or classes of shares of beneficial interest at any time and without shareholder approval. When issued and paid for, the shares of each series and class are fully paid and non-assessable, and have no pre-emptive rights or preferences as to conversion, exchange, retirement or other features.

     The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the governing board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Board of UAM Funds Trust.

     The Declaration of Trust of UAM Funds Trust authorizes the Trustees to issue classes of shares. The Trustees have authorized Institutional Class Shares, Institutional Service Class Shares and Advisor Class Shares for UAM Funds Trust. Currently, each portfolio of UAM Funds Trust has only Institutional Class Shares outstanding.

     CAMBIAR OPPORTUNITY PORTFOLIO. The Cambiar Opportunity Portfolio seeks capital growth and preservation by investing primarily in common stocks. The portfolio seeks to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. Normally, the portfolio invests at least 65% of its total assets in common stocks of companies that are relatively large in terms of revenues and assets, and with market capitalizations over $1 billion at the time of purchase.

     CHICAGO ASSET MANAGEMENT VALUE/CONTRARIAN PORTFOLIO (TO BE CALLED THE CHICAGO ASSET MANAGEMENT VALUE PORTFOLIO). The Chicago Asset Management Value/Contrarian Portfolio (to be called the Chicago Asset Management Value Portfolio) seeks capital appreciation by investing in the common stock of large companies. The portfolio invests primarily (at least 80% of its net assets) in common stocks of companies with large market capitalizations (typically over $1 billion at the time of purchase). The portfolio seeks to outperform the market by identifying attractive stocks, but not by attempting to time the market (i.e., trying to take advantage of shifts in the overall direction of the market). The portfolio seeks to outperform the market by investing primarily in established, high-quality companies whose stocks are selling at attractive prices due to short-term market misperceptions.

DESCRIPTION OF THE AIC TRUST AND AIC PORTFOLIOS

     The AIC Trust is organized under Massachusetts law as a business trust pursuant to an Agreement and Declaration of Trust dated July 18, 1991, as amended on February 18, 1997. The AIC Trust is an open-end management investment company registered under the 1940 Act which has authorized capital consisting of an unlimited number of shares of beneficial interest, without par value, of separate series of the AIC Trust. The "new" AIC Portfolios will be duly organized and validly existing series of the AIC Trust at the time of the Reorganization.

     Shareholders of portfolios of the AIC Trust are entitled to one vote for each full share held and fractional votes for fractional shares. On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall be voted on by individual series or class, except that (i) when so required by the 1940 Act, then shares shall be voted in the aggregate and not by individual series or class, and (ii) when the trustees of the Trust (the "Trustees") have determined that the matter only affects the interest of one or more series or class, then only shareholders of such series or class(es) shall be entitled to vote. The AIC Trust's Declaration of Trust provides that any action may be taken or authorized upon the concurrence of a majority of the aggregate number of votes entitled to be cast thereon, subject to any applicable requirements of the 1940 Act.

     The AIC Trust's Declaration of Trust permits any one or more series, either as the successor, survivor or non-survivor to (i) consolidate or merge with one or more other trusts, partnerships, associations or corporations, including any series or class thereof, organized under the laws of the Commonwealth of Massachusetts or any other state of the United States; or
     (ii) transfer a substantial portion of its assets to one or more other trusts, partnerships, associations or corporations, including any series or class thereof, organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan or reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. Any such consolidation, merger or transfer may be authorized by vote of a majority of the Trustees then in office without the approval of shareholders of any series.

     The AIC Trust will not hold annual meetings of shareholders, but special meetings of shareholders may be held under certain circumstances. A special meeting of the shareholders may be called at any time by the Trustees, by the president or, if the Trustees and the president shall fail to call any meeting of shareholders for a period of 30 days after written application of one or more shareholders who hold at least 10% of all shares issued and outstanding and entitled to vote at the meeting, then such shareholders may call the meeting.

     The AIC Trust's affairs are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. Trustees of the Trust are elected by shareholders holding a majority of shares entitled to vote. Trustees hold office until their successors are duly elected and qualified or until their death, removal or resignation. Shareholders may remove a Trustee by vote of a majority of the votes entitled to vote, with or without cause. A Trustee elected thereby serves for the balance of the term of the removed Trustee.

     PURSUANT TO THE AIC TRUST'S DECLARATION OF TRUST, THE SHAREHOLDERS OF THE AIC TRUST GENERALLY ARE NOT PERSONALLY LIABLE FOR THE ACTS, OMISSIONS OR OBLIGATIONS OF THE TRUSTEES OR THE TRUST. IN ADDITION, THE TRUSTEES SHALL NOT BE PERSONALLY LIABLE FOR ANY OBLIGATION OF THE TRUST. THE TRUST WILL INDEMNIFY ITS TRUSTEES AND OFFICERS AGAINST ALL LIABILITIES AND EXPENSES EXCEPT FOR LIABILITIES ARISING FROM SUCH PERSON'S WILLFUL MISFEASANCE, BAD FAITH, GROSS NEGLIGENCE OR RECKLESS DISREGARD OF THAT PERSON'S DUTIES.

     Although the rights of an interest holder of a Massachusetts business trust vary in certain respects from the rights of a shareholder of a Maryland corporation or a Delaware business trust, the attributes of a share of beneficial interest of the AIC Trust are substantially similar in all material respects to those of a share of common stock of UAM Funds, Inc. or UAM Funds, Inc. II or a share of beneficial interest of UAM Funds Trust. Each share of a portfolio of the AIC Trust and the UAM Funds represents an equal proportionate interest in the related investment portfolio with other shares of the same class and is entitled to dividends and distributions on the assets belonging to such investment portfolio as are declared in the discretion of the Boards of Directors of UAM Funds, Inc. and UAM Funds, Inc. II and the Board of Trustees of UAM Funds Trust or the Board of Trustees of the AIC Trust, as the case may be. Shares of UAM Funds, Inc., UAM Funds Trust and the AIC Trust are entitled to one vote for each full share held and fractional votes for fractional shares held. Shares of UAM Funds, Inc. II are entitled to one vote for each dollar (and each fraction of a dollar thereof) of net asset value of shares of stock outstanding in such holders name on the books of UAM Funds, Inc. II.

     SUMMARY OF DIFFERENCES BETWEEN THE UAM PORTFOLIOS AND THE AIC PORTFOLIOS

     Each AIC Portfolio's investment objective, strategy, restrictions, fees and expenses (after fee waivers) are expected to be substantially similar to those of its corresponding UAM Portfolio. A summary of the investment objectives, strategies and policies are listed in the preceding sections. The total expense ratios (after fee waivers) for the AIC Independence Small Cap Portfolio, AIC McKee International Equity Portfolio and AIC TS&W International Equity Portfolio will increase by 0.03%, 0.01% and 0.02%, respectively. The AIC Portfolios also will have substantially similar procedures for purchasing, redeeming and exchanging shares as the UAM Portfolios. Shareholders of the UAM Portfolios currently are permitted to exchange their shares for shares of any other portfolio of the UAM Funds at no charge. Shareholders of the AIC Portfolios, however, will only be permitted to exchange their shares at no charge for shares of other portfolios advised by the same investment adviser, not for shares of the other portfolios in the AIC Trust.

     INFORMATION ON THE INVESTMENT ADVISERS

     Following the conclusion of the Reorganization, the investment adviser to each UAM Portfolio will continue to serve as investment adviser to the corresponding AIC Portfolio pursuant to investment advisory agreements between the AIC Trust and the investment advisers. For its services, each investment adviser is entitled to a fee, which is calculated at a percentage rate of average daily net assets of the portfolio(s) it advises. The investment advisory agreements between the AIC Trust and the investment advisers are identical in all material respects to those currently in place with the UAM Portfolios, including with regard to the amount of fees paid to the investment advisers for their services. These fees, which are listed below, will be calculated daily and paid on a monthly basis. Certain investment advisers have voluntarily agreed to limit the total expenses (excluding interest, taxes, brokerage commissions and ordinary expenses) of the portfolio(s) it advises. Due to these voluntary expense waivers, the actual amount of management fees collected by an adviser may fluctuate depending on the amount of expenses incurred by each portfolio.

     Listed below is the name, address and corporate form of each investment adviser:

     o    Acadian  Asset   Management,   Inc.   ("Acadian"),   a   Massachusetts
          corporation located at Ten Post Office Square, Boston, Massachusetts 02109, is investment adviser to Acadian Emerging Markets Portfolio;

     o Fiduciary Management Associates, Inc. ("FMA"), a Delaware corporation located at 55 Monroe Street, Suite 2550, Chicago, Illinois 60603, is investment adviser to FMA Small Company Portfolio;

     o    Investment  Counselors of Maryland,  LLC ("ICM"),  a Delaware  limited
          liability  company,  located  at  803  Cathedral  Street,   Baltimore,
          Maryland 21201, is investment adviser to ICM Small Company Portfolio;

     o Independence Investment, LLC ("Independence"), a Delaware limited liability company located at 53 State Street, Boston, Massachusetts 02109, is investment adviser to Independence Small Cap Fund (to be called Independence Small Cap Portfolio);

     o C.S. McKee L.P. ("McKee"), a Pennsylvania limited partnership located at One Gateway Center, Pittsburgh, Pennsylvania 15222, is investment adviser to McKee International Equity Portfolio;

     o Rice, Hall James & Associates ("Rice, Hall James"), a California corporation located at 600 West Broadway, Suite 1000, San Diego, California 92101, is investment adviser to Rice, Hall James Micro Cap Portfolio and Rice, Hall James Small/Mid Cap Portfolio;

     o Sirach Capital Management, Inc. ("Sirach"), a Washington corporation located at 520 Pike Tower, 28th Floor, Seattle, Washington 98101, is investment adviser to Sirach Bond Portfolio, Sirach Growth Portfolio, Sirach Equity Portfolio, Sirach Strategic Balanced Portfolio and Sirach Special Equity Portfolio;

     o Thompson, Siegel & Walmsley, Inc. ("TS&W"), a Virginia corporation located at 5000 Monument Avenue, Richmond, Virginia 23230, is investment adviser to TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio;

     o Analytic Investors, Inc. ("Analytic"), a California corporation located at 700 South Flower Street, Los Angeles, California 90017, is investment adviser to Analytic Defensive Equity Fund, Analytic International Fund and Analytic Short-Term Income Fund;

     o Cambiar Investors LLC ("Cambiar"), a Colorado limited liability company located at 2401 East Second Avenue, Suite 400, Denver, Colorado 80206, is investment adviser to Cambiar Opportunity Portfolio; and

     o Chicago Asset Management Company ("Chicago Asset Management"), a Delaware corporation located at 70 West Madison Street, 56th Floor, Chicago, Illinois 60602, is investment adviser to Chicago Asset Management Value/Contrarian Portfolio (to be called the Chicago Asset Management Value Portfolio).

     Each of the investment advisers to the UAM Portfolios, except Cambiar, Chicago Asset Management, Independence and McKee, are subsidiaries of Old Mutual (US) Holdings Inc. (formerly United Asset Management Corporation). In connection with the acquisition of United Asset Management Corporation ("UAM Corp.") on September 26, 2000 by Old Mutual plc (the "Acquisition"), Old Mutual plc and UAM Corp. agreed not to take or recommend any action that would constitute an unfair burden on any portfolio in the UAM Funds complex within the meaning of Section 15(f) of the 1940 Act. In addition, UAM Corp. and each of the investment advisers to the portfolios in the UAM Funds complex, including those that are not affiliated with Old Mutual US, agreed to maintain the maximum expense ratios disclosed in the then current prospectuses for the portfolios in the UAM Funds complex on September 26, 2000, the date of the Acquisition, for a period of two years from that date, consistent with and subject to the then existing conditions of any voluntary fee waivers unrelated to the Acquisition. Old Mutual US and the investment advisers will honor these commitments until September 26, 2002. Specifically, each investment adviser will waive its fees and reimburse the portfolio it advises to the extent necessary to assure that the management fee charged to each AIC portfolio is no greater than the management fee charged to its corresponding UAM Portfolio. In addition, for this period, each investment adviser will waive its fees and reimburse the portfolio(s) it advises to the extent necessary to ensure that each AIC Portfolio's annualized total expense ratio will not materially increase as a result of the Reorganization. The total expense ratios (after fee waivers) for the Independence Small Cap Portfolio, McKee International Equity Portfolio and TS&W International Equity Portfolio will increase by 0.03%, 0.01% and 0.02%, respectively.

FEES AND EXPENSES

     The tables below set forth fee and expense information comparing the UAM Portfolios' expenses as of October 31, 2001 and the estimated expenses of AIC Portfolios following the Reorganization. The examples below set forth the cost of investing in the UAM Portfolios and the AIC Portfolios. These examples can help you to compare the cost of investing in a UAM Portfolio or its corresponding AIC Portfolio to the cost of investing in other mutual funds. The examples assume you invest $10,000 in a portfolio for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Your actual costs may be higher or lower.

                       ACADIAN EMERGING MARKETS PORTFOLIO

===============================================================================================
                                                  UAM Acadian Emerging     AIC Acadian Emerging
                                                   Markets Portfolio        Markets Portfolio
SHAREHOLDER TRANSACTION FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee                                           1.00%                    1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fees                                          1.00%                    1.00%
Other Expenses                                           1.43%                    1.42%
                                                         -----                    -----
Total Operating Expenses(1)                              2.43%                    2.42%
Voluntary Fee Waiver                                      N/A                      N/A
                                                         -----                    -----
Net Operating Expenses                                   2.43%                    2.42%
===============================================================================================

(1) Acadian has voluntarily agreed to limit the expenses of the portfolio to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commission and extraordinary expenses) from exceeding 2.50%. However, no fee waivers by Acadian were necessary to keep portfolio expenses below the cap for the period shown. The adviser may change or cancel this expense limitation at any time, although it has committed to maintain the expense limitation through September 26, 2002. In addition, "Other Expenses" includes amounts related to any expense offset arrangement the portfolio may have that would reduce its custodian fee based on the amount of cash the portfolio maintains with its custodian. Further, Acadian may enter into arrangements with certain broker-dealers who have agreed to pay certain portfolio expenses in return for the direction of a portion of the portfolio's brokerage business. As a result of these arrangements, the portfolio's expenses generally may be reduced, which in turn reduces the cost to Acadian of its voluntary expense limit. Nevertheless, any brokerage offset arrangements may not have an effect on the overall portfolio expenses paid by shareholders.

                                    --------------------------------------------
                                    1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
UAM Acadian Emerging Markets
--------------------------------------------------------------------------------
     Before waiver                  $246        $758        $1,296      $2,766
--------------------------------------------------------------------------------
     After waiver                   $246        $758        $1,296      $2,766
--------------------------------------------------------------------------------
AIC Acadian Emerging Markets
--------------------------------------------------------------------------------
     Before waiver                  $245        $755        $1,291      $2,756
--------------------------------------------------------------------------------
     After waiver                   $245        $755        $1,291      $2,756
--------------------------------------------------------------------------------

                           FMA SMALL COMPANY PORTFOLIO

========================================================================================
                                                   UAM FMA Small         AIC FMA Small
                                                 Company Portfolio     Company Portfolio
SHAREHOLDER TRANSACTION FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee                                          None                  None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fees                                        0.75%                 0.75%
Other Expenses                                         0.39%                 0.35%
                                                       -----                 -----
Total Operating Expenses(1)                            1.14%                 1.10%
Voluntary Fee Waiver                                     N/A                   N/A
                                                       -----                 -----
Net Operating Expenses                                 1.14%                 1.10%
========================================================================================

(1) FMA has voluntarily agreed to limit the expenses of the portfolio to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commission and extraordinary expenses) from exceeding 1.20%. However, no fee waivers by FMA were necessary to keep portfolio expenses below the cap for the period shown. The adviser may change or cancel this expense limitation at any time, although it has committed to maintain the expense limitation through September 26, 2002. In addition, "Other Expenses" include amounts related to any expense offset arrangement the portfolio may have that would reduce its custodian fee based on the amount of cash the portfolio maintains with its custodian. Further, FMA may enter into arrangements with certain broker-dealers who have agreed to pay certain portfolio expenses in return for the direction of a portion of the portfolio's brokerage business. As a result of these arrangements, the portfolio's expenses generally may be reduced, which in turn may reduce the cost to FMA of any voluntary expense limit. Nevertheless, any brokerage offset arrangements may not have an effect on the overall portfolio expenses paid by shareholders.

                                ------------------------------------------------
                                      1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
UAM FMA Small Company
--------------------------------------------------------------------------------
     Before waiver                    $116      $362       $628       $1,386
--------------------------------------------------------------------------------
     After waiver                     $116      $362       $628       $1,386
--------------------------------------------------------------------------------
AIC FMA Small Company
--------------------------------------------------------------------------------
     Before waiver                    $112      $350       $606       $1,340
--------------------------------------------------------------------------------
     After waiver                     $112      $350       $606       $1,340
--------------------------------------------------------------------------------

                           ICM SMALL COMPANY PORTFOLIO

==========================================================================================
                                                    UAM ICM Small          AIC ICM Small
                                                  Company Portfolio      Company Portfolio
SHAREHOLDER TRANSACTION FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee                                           None                   None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fees                                         0.70%                  0.70%
Other Expenses                                          0.20%                  0.18%
                                                        -----                  -----
Total Operating Expenses(1)                             0.90%                  0.88%
Voluntary Fee Waiver                                     N/A                    N/A
                                                        -----                  -----
Net Operating Expenses                                  0.90%                  0.88%
==========================================================================================

(1) "Other Expenses" include amounts related to any expense offset arrangement the portfolio may have that would reduce its custodian fee based on the amount of cash the portfolio maintains with its custodian. In addition, ICM may enter into arrangements with certain broker-dealers who have agreed to pay certain portfolio expenses in return for the direction of a portion of the portfolio's brokerage business. As a result of these arrangements, the portfolio's expenses generally may be reduced, which in turn may reduce the cost to ICM of any voluntary expense limit. Nevertheless, any brokerage offset arrangements may not have an effect on the overall portfolio expenses paid by shareholders.

                                    --------------------------------------------
                                    1 YEAR     3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
UAM ICM Small Company
--------------------------------------------------------------------------------
     Before waiver                  $92        $287         $498        $1,101
--------------------------------------------------------------------------------
     After waiver                   $92        $287         $498        $1,101
--------------------------------------------------------------------------------
AIC ICM Small Company
--------------------------------------------------------------------------------
     Before waiver                  $90        $281         $488        $1,084
--------------------------------------------------------------------------------
     After waiver                   $90        $281         $488        $1,084
--------------------------------------------------------------------------------

                           INDEPENDENCE SMALL CAP FUND
                 (TO BE CALLED INDEPENDENCE SMALL CAP PORTFOLIO)

=================================================================================================
                                                UAM Independence Small     AIC Independence Small
                                                       Cap Fund                Cap Portfolio
SHAREHOLDER TRANSACTION FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee                                           None                       None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fees                                         0.85%                      0.85%
Other Expenses                                          1.22%                      1.63%
                                                        -----                      -----
Total Operating Expenses(1)                             2.07%                      2.48%
Voluntary Fee Waiver                                    0.10%                     (0.48)%
                                                        -----                      -----
Net Operating Expenses                                  1.97%                      2.00%
=================================================================================================

(1) "Total Operating Expenses" presented in the table above may be higher than the expenses you would actually pay as a shareholder in the portfolio because Independence has voluntarily agreed to limit the expenses of the portfolio to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commission and extraordinary expenses) from exceeding 2.00%. The adviser may change or cancel this expense limitation at any time, although it has committed to maintain the expense limitation through September 26, 2002. In addition, "Other Expenses" include amounts related to any expense offset arrangement the portfolio may have that would reduce its custodian fee based on the amount of cash the portfolio maintains with its custodian. In addition, Independence may enter into arrangements with certain broker-dealers who have agreed to pay certain portfolio expenses in return for the direction of a portion of the portfolio's brokerage business. As a result of these arrangements, the portfolio's expenses generally may be reduced, which in turn may reduce the cost to Independence of any voluntary expense limit. Nevertheless, any brokerage offset arrangements may not have an effect on the overall portfolio expenses paid by shareholders.

                                     -------------------------------------------
                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
UAM Independence Small Cap
--------------------------------------------------------------------------------
     Before waiver                   $210       $649        $1,114      $2,400
--------------------------------------------------------------------------------
     After waiver                    $200       $618        $1,062      $2,296
--------------------------------------------------------------------------------
AIC Independence Small Cap
--------------------------------------------------------------------------------
     Before waiver                   $251       $773        $1,321      $2,816
--------------------------------------------------------------------------------
     After waiver                    $203       $627        $1,078      $2,327
--------------------------------------------------------------------------------

                      MCKEE INTERNATIONAL EQUITY PORTFOLIO

=========================================================================================================
                                                UAM McKee International Equity    AIC McKee International
                                                          Portfolio                   Equity Portfolio
SHAREHOLDER TRANSACTION FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee                                              1.00%                          1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fees                                             0.70%                          0.70%
Other Expenses                                              0.35%                          0.36%
                                                            -----                          -----
Total Operating Expenses(1)                                 1.05%                          1.06%
Voluntary Fee Waiver                                         N/A                            N/A
                                                            -----                          -----
Net Operating Expenses                                      1.05%                          1.06%
=========================================================================================================

(1) "Other Expenses" include amounts related to any expense offset arrangement the portfolio may have that would reduce its custodian fee based on the amount of cash the portfolio maintains with its custodian. In addition, McKee may enter into arrangements with certain broker-dealers who have agreed to pay certain portfolio expenses in return for the direction of a portion of the portfolio's brokerage business. As a result of these arrangements, the portfolio's expenses generally may be reduced, which in turn may reduce the cost to McKee of any voluntary expense limit. Nevertheless, any brokerage offset arrangements may not have an effect on the overall portfolio expenses paid by shareholders.

                                       -----------------------------------------
                                       1 YEAR    3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
UAM McKee International Equity
--------------------------------------------------------------------------------
     Before waiver                     $107      $334        $579       $1,283
--------------------------------------------------------------------------------
     After waiver                      $107      $334        $579       $1,283
--------------------------------------------------------------------------------
AIC McKee International Equity
--------------------------------------------------------------------------------
     Before waiver                     $108      $337        $585       $1,294
--------------------------------------------------------------------------------
     After waiver                      $108      $337        $585       $1,294
--------------------------------------------------------------------------------

                      RICE, HALL JAMES MICRO CAP PORTFOLIO

===============================================================================================
                                                  UAM Rice, Hall James     AIC Rice, Hall James
                                                  Micro Cap Portfolio      Micro Cap Portfolio
SHAREHOLDER TRANSACTION FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee                                            None                     None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fees                                          0.75%                    0.75%
Other Expenses                                           0.46%                    0.46%
                                                         -----                    -----
Total Operating Expenses(1)                              1.21%                    1.21%
Voluntary Fee Waiver                                      N/A                      N/A
                                                         -----                    -----
Net Operating Expenses                                   1.21%                    1.21%
===============================================================================================

(1) Rice, Hall James has voluntarily agreed to limit the expenses of the portfolio to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commission and extraordinary expenses) from exceeding 1.40%. However, no fee waivers by Rice, Hall James were necessary to keep portfolio expenses below the cap for the period shown. Rice, Hall James may change or cancel this expense limitation at any time, although it has committed to maintain the expense limitation through September 26, 2002. In addition, "Other Expenses" include amounts related to any expense offset arrangement the portfolio may have that would reduce its custodian fee based on the amount of cash the portfolio maintains with its custodian. Further, Rice, Hall James may enter into arrangements with certain broker-dealers who have agreed to pay certain portfolio expenses in return for the direction of a portion of the portfolio's brokerage business. As a result of these arrangements, the portfolio's expenses generally may be reduced, which in turn may reduce the cost to Rice, Hall James of any voluntary expense limit. Nevertheless, any brokerage offset arrangements may not have an effect on the overall portfolio expenses paid by shareholders.

                                         ---------------------------------------
                                         1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
UAM Rice, Hall James Micro Cap
--------------------------------------------------------------------------------
     Before waiver                       $123      $384       $665      $1,466
--------------------------------------------------------------------------------
     After waiver                        $123      $384       $665      $1,466
--------------------------------------------------------------------------------
AIC Rice, Hall James Micro Cap
--------------------------------------------------------------------------------
     Before waiver                       $123      $384       $665      $1,466
--------------------------------------------------------------------------------
     After waiver                        $123      $384       $665      $1,466
--------------------------------------------------------------------------------

                    RICE, HALL JAMES SMALL/MID CAP PORTFOLIO

====================================================================================================
                                                    UAM Rice, Hall James       AIC Rice, Hall James
                                                  Small/Mid Cap Portfolio    Small/Mid Cap Portfolio
SHAREHOLDER TRANSACTION FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee                                              None                       None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fees                                            0.80%                      0.80%
Other Expenses                                             0.59%                      0.48%
                                                           -----                      -----
Total Operating Expenses(1)                                1.39%                      1.28%
Voluntary Fee Waiver                                      (0.14%)                    (0.03%)
                                                           -----                      -----
Net Operating Expenses                                     1.25%                      1.25%
====================================================================================================

(1) "Total Operating Expenses" presented in the table above may be higher than the expenses you would actually pay as a shareholder in the portfolio because Rice, Hall James has voluntarily agreed to limit the expenses of the portfolio to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commission and extraordinary expenses) from exceeding 1.25%. Rice, Hall James may change or cancel this expense limitation at any time, although it has committed to maintain the expense limitation through September 26, 2002. In addition, "Other Expenses" includes amounts related to any expense offset arrangement the portfolio may have that would reduce its custodian fee based on the amount of cash the portfolio maintains with the custodian. Further, Rice, Hall James may enter into arrangements with certain broker-dealers who have agreed to pay certain portfolio expenses in return for the direction of a portion of the portfolio's brokerage business. As a result of these arrangements, the portfolio's expenses generally may be reduced, which in turn may reduce the cost to Rice, Hall James of its voluntary expense limit. Nevertheless, any brokerage offset arrangements may not have an effect on the overall portfolio expenses paid by shareholders.

                                         ---------------------------------------
                                         1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
UAM Rice, Hall James Small/Mid Cap
--------------------------------------------------------------------------------
     Before waiver                       $142      $440       $761      $1,669
--------------------------------------------------------------------------------
     After waiver                        $127      $397       $686      $1,511
--------------------------------------------------------------------------------
AIC Rice, Hall James Small/Mid Cap
--------------------------------------------------------------------------------
     Before waiver                       $130      $406       $702      $1,545
--------------------------------------------------------------------------------
     After waiver                        $127      $397       $686      $1,511
--------------------------------------------------------------------------------

                              SIRACH BOND PORTFOLIO

========================================================================================
                                                  UAM Sirach Bond        AIC Sirach Bond
                                                     Portfolio              Portfolio
SHAREHOLDER TRANSACTION FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee                                          None                   None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fees                                        0.35%                  0.35%
Other Expenses                                         0.39%                  0.30%
                                                       -----                  -----
Total Operating Expenses(1)                            0.74%                  0.65%
Voluntary Fee Waiver                                  (0.24%)                (0.15%)
                                                       -----                  -----
Net Operating Expenses                                 0.50%                  0.50%
========================================================================================

(1) "Total Operating Expenses" presented in the table above may be higher than the expenses you would actually pay as a shareholder in the portfolio because Sirach has voluntarily agreed to limit the expenses of the portfolio to the extent  necessary  to  keep  its  total  expenses  (excluding  interest,  taxes, brokerage commission and extraordinary expenses) from exceeding 0.50%. Sirach may change or cancel this expense limitation at any time, although it has committed to maintain the expense limitation through September 26, 2002. In addition, "Other Expenses" includes amounts related to any expense offset arrangement the portfolio may have that would reduce its custodian fee based on the amount of cash the portfolio maintains with the custodian. Further, Sirach may enter into arrangements with certain broker-dealers who have agreed to pay certain portfolio expenses in return for the direction of a portion of the portfolio's brokerage business. As a result of these arrangements, the portfolio's expenses generally may be reduced, which in turn may reduce the cost to Sirach of its voluntary expense limit. Nevertheless, any brokerage offset arrangements may not have an effect on the overall portfolio expenses paid by shareholders.

                                  ----------------------------------------------
                                  1 YEAR      3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
UAM Sirach Bond
--------------------------------------------------------------------------------
     Before waiver                $76         $237         $411        $918
--------------------------------------------------------------------------------
     After waiver                 $51         $160         $280        $628
--------------------------------------------------------------------------------
AIC Sirach Bond
--------------------------------------------------------------------------------
     Before waiver                $66         $208         $362        $810
--------------------------------------------------------------------------------
     After waiver                 $51         $160         $280        $628
--------------------------------------------------------------------------------

                             SIRACH GROWTH PORTFOLIO

========================================================================================
                                                 UAM Sirach Growth     AIC Sirach Growth
                                                     Portfolio             Portfolio
SHAREHOLDER TRANSACTION FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee                                          None                  None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fees                                        0.65%                 0.65%
Other Expenses                                         0.61%                 0.58%
                                                       -----                 -----
Total Operating Expenses(1)                            1.26%                 1.23%
Voluntary Fee Waiver                                    N/A                   N/A
                                                       -----                 -----
Net Operating Expenses                                 1.26%                 1.23%
========================================================================================

(1) "Other Expenses" include amounts related to any expense offset arrangement the portfolio may have that would reduce its custodian fee based on the amount of cash the portfolio maintains with its custodian. In addition, Sirach may enter into arrangements with certain broker-dealers who have agreed to pay certain portfolio expenses in return for the direction of a portion of the portfolio's brokerage business. As a result of these arrangements, the portfolio's expenses generally may be reduced, which in turn may reduce the cost to Sirach of any voluntary expense limit. Nevertheless, any brokerage offset arrangements may not have an effect on the overall portfolio expenses paid by shareholders.

                                  ----------------------------------------------
                                  1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
UAM Sirach Growth
--------------------------------------------------------------------------------
     Before waiver                $128         $400         $692        $1,523
--------------------------------------------------------------------------------
     After waiver                 $128         $400         $692        $1,523
--------------------------------------------------------------------------------
AIC Sirach Growth
--------------------------------------------------------------------------------
     Before waiver                $125         $390         $676        $1,489
--------------------------------------------------------------------------------
     After waiver                 $125         $390         $676        $1,489
--------------------------------------------------------------------------------

                             SIRACH EQUITY PORTFOLIO

===========================================================================================
                                                   UAM Sirach Equity      AIC Sirach Equity
                                                       Portfolio              Portfolio
SHAREHOLDER TRANSACTION FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee                                            None                   None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fees                                          0.65%                  0.65%
Other Expenses                                           0.53%                  0.52%
                                                         -----                  -----
Total Operating Expenses(1)                              1.18%                  1.17%
Voluntary Fee Waiver                                    (0.28%)                (0.27%)
                                                         -----                  -----
Net Operating Expenses                                   0.90%                  0.90%
===========================================================================================

(1) "Total Operating Expenses" presented in the table above may be higher than the expenses you would actually pay as a shareholder in the portfolio because Sirach has voluntarily agreed to limit the expenses of the portfolio to the extent  necessary  to  keep  its  total  expenses  (excluding  interest,  taxes, brokerage commission and extraordinary expenses) from exceeding 0.90%. Sirach may change or cancel this expense limitation at any time, although it has committed to maintain the expense limitation through September 26, 2002. In addition, "Other Expenses" includes amounts related to any expense offset arrangement the portfolio may have that would reduce its custodian fee based on the amount of cash the portfolio maintains with the custodian. Further, Sirach may enter into arrangements with certain broker-dealers who have agreed to pay certain portfolio expenses in return for the direction of a portion of the portfolio's brokerage business. As a result of these arrangements, the portfolio's expenses generally may be reduced, which in turn may reduce the cost to Sirach of its voluntary expense limit. Nevertheless, any brokerage offset arrangements may not have an effect on the overall portfolio expenses paid by shareholders.

                                     -------------------------------------------
                                     1 YEAR      3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
UAM Sirach Equity
--------------------------------------------------------------------------------
     Before waiver                   $120        $375        $649       $1,432
--------------------------------------------------------------------------------
     After waiver                    $92         $287        $498       $1,108
--------------------------------------------------------------------------------
AIC Sirach Equity
--------------------------------------------------------------------------------
     Before waiver                   $119        $372        $644       $1,420
--------------------------------------------------------------------------------
     After waiver                    $92         $287        $498       $1,108
--------------------------------------------------------------------------------

                       SIRACH STRATEGIC BALANCED PORTFOLIO

==============================================================================================
                                                 UAM Sirach Strategic     AIC Sirach Strategic
                                                  Balanced Portfolio       Balanced Portfolio
SHAREHOLDER TRANSACTION FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee                                           None                     None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fees                                         0.65%                    0.65%
Other Expenses                                          0.40%                    0.36%
                                                        -----                    -----
Total Operating Expenses(1)                             1.05%                    1.01%
Voluntary Fee Waiver                                     N/A                      N/A
                                                        -----                    -----
Net Operating Expenses                                  1.05%                    1.01%
==============================================================================================

(1) "Other Expenses" include amounts related to any expense offset arrangement the portfolio may have that would reduce its custodian fee based on the amount of cash the portfolio maintains with its custodian. In addition, Sirach may enter into arrangements with certain broker-dealers who have agreed to pay certain portfolio expenses in return for the direction of a portion of the portfolio's brokerage business. As a result of these arrangements, the portfolio's expenses generally may be reduced, which in turn may reduce the cost to Sirach of any voluntary expense limit. Nevertheless, any brokerage offset arrangements may not have an effect on the overall portfolio expenses paid by shareholders.

                                      ------------------------------------------
                                      1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
UAM Sirach Strategic Balanced
--------------------------------------------------------------------------------
     Before waiver                    $107       $334        $579       $1,283
--------------------------------------------------------------------------------
     After waiver                     $107       $334        $579       $1,283
--------------------------------------------------------------------------------
AIC Sirach Strategic Balanced
--------------------------------------------------------------------------------
     Before waiver                    $103       $322        $558       $1,236
--------------------------------------------------------------------------------
     After waiver                     $103       $322        $558       $1,236
--------------------------------------------------------------------------------

                         SIRACH SPECIAL EQUITY PORTFOLIO

==========================================================================================
                                                 UAM Sirach Special     AIC Sirach Special
                                                  Equity Portfolio       Equity Portfolio
SHAREHOLDER TRANSACTION FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee                                          None                   None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fees                                        0.70%                  0.70%
Other Expenses                                         0.27%                  0.27%
                                                       -----                  -----
Total Operating Expenses(1)                            0.97%                  0.97%
Voluntary Fee Waiver                                    N/A                    N/A
                                                       -----                  -----
Net Operating Expenses                                 0.97%                  0.97%
==========================================================================================

(1) "Other Expenses" include amounts related to any expense offset arrangement the portfolio may have that would reduce its custodian fee based on the amount of cash the portfolio maintains with its custodian. In addition, Sirach may enter into arrangements with certain broker-dealers who have agreed to pay certain portfolio expenses in return for the direction of a portion of the portfolio's brokerage business. As a result of these arrangements, the portfolio's expenses generally may be reduced, which in turn may reduce the cost to Sirach of any voluntary expense limit. Nevertheless, any brokerage offset arrangements may not have an effect on the overall portfolio expenses paid by shareholders.

                                      ------------------------------------------
                                      1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
UAM Sirach Special Equity
--------------------------------------------------------------------------------
     Before waiver                    $99        $309        $536       $1,190
--------------------------------------------------------------------------------
     After waiver                     $99        $309        $536       $1,190
--------------------------------------------------------------------------------
AIC Sirach Special Equity
--------------------------------------------------------------------------------
     Before waiver                    $99        $309        $536       $1,190
--------------------------------------------------------------------------------
     After waiver                     $99        $309        $536       $1,190
--------------------------------------------------------------------------------

                              TS&W EQUITY PORTFOLIO

=======================================================================================
                                                  UAM TS&W Equity      AIC TS&W Equity
                                                     Portfolio            Portfolio
SHAREHOLDER TRANSACTION FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee                                          None                 None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fees                                        0.75%                0.75%
Other Expenses                                         0.44%                0.43%
                                                       -----                -----
Total Operating Expenses(1)                            1.19%                1.18%
Voluntary Fee Waiver                                    N/A                  N/A
                                                       -----                -----
Net Operating Expenses                                 1.19%                1.18%
=======================================================================================

(1) "Other Expenses" include amounts related to any expense offset arrangement the portfolio may have that would reduce its custodian fee based on the amount of cash the portfolio maintains with its custodian. In addition, TS&W may enter into arrangements with certain broker-dealers who have agreed to pay certain portfolio expenses in return for the direction of a portion of the portfolio's brokerage business. As a result of these arrangements, the portfolio's expenses generally may be reduced, which in turn may reduce the cost to TS&W of any voluntary expense limit. Nevertheless, any brokerage offset arrangements may not have an effect on the overall portfolio expenses paid by shareholders.

                                 -----------------------------------------------
                                 1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
UAM TS&W Equity
--------------------------------------------------------------------------------
     Before waiver               $121         $378         $654        $1,443
--------------------------------------------------------------------------------
     After waiver                $121         $378         $654        $1,443
--------------------------------------------------------------------------------
AIC TS&W Equity
--------------------------------------------------------------------------------
     Before waiver               $120         $375         $649        $1,432
--------------------------------------------------------------------------------
     After waiver                $120         $375         $649        $1,432
--------------------------------------------------------------------------------

                           TS&W FIXED INCOME PORTFOLIO

========================================================================================
                                                   UAM TS&W Fixed      AIC TS&W Fixed
                                                  Income Portfolio     Income Portfolio
SHAREHOLDER TRANSACTION FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee                                          None                 None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fees                                        0.45%                0.45%
Other Expenses                                         0.43%                0.43%
                                                       -----                -----
Total Operating Expenses(1)                            0.88%                0.88%
Voluntary Fee Waiver                                    N/A                  N/A
                                                       -----                -----
Net Operating Expenses                                 0.88%                0.88%
========================================================================================

(1) "Other Expenses" include amounts related to any expense offset arrangement the portfolio may have that would reduce its custodian fee based on the amount of cash the portfolio maintains with its custodian. In addition, TS&W may enter into arrangements with certain broker-dealers who have agreed to pay certain portfolio expenses in return for the direction of a portion of the portfolio's brokerage business. As a result of these arrangements, the portfolio's expenses generally may be reduced, which in turn may reduce the cost to TS&W of any voluntary expense limit. Nevertheless, any brokerage offset arrangements may not have an effect on the overall portfolio expenses paid by shareholders.

                                   ---------------------------------------------
                                   1 YEAR      3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
UAM TS&W Fixed Income
--------------------------------------------------------------------------------
     Before waiver                 $90         $281         $488        $1,084
--------------------------------------------------------------------------------
     After waiver                  $90         $281         $488        $1,084
--------------------------------------------------------------------------------
AIC TS&W Fixed Income
--------------------------------------------------------------------------------
     Before waiver                 $90         $281         $488        $1,084
--------------------------------------------------------------------------------
     After waiver                  $90         $281         $488        $1,084
--------------------------------------------------------------------------------

                       TS&W INTERNATIONAL EQUITY PORTFOLIO

==================================================================================================
                                                  UAM TS&W International    AIC TS&W International
                                                     Equity Portfolio          Equity Portfolio
SHAREHOLDER TRANSACTION FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee                                            1.00%                     1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fees                                           1.00%                     1.00%
Other Expenses                                            0.43%                     0.45%
                                                          -----                     -----
Total Operating Expenses(1)                               1.43%                     1.45%
Voluntary Fee Waiver                                       N/A                       N/A
                                                          -----                     -----
Net Operating Expenses                                    1.43%                     1.45%
==================================================================================================

(1) "Other Expenses" include amounts related to any expense offset arrangement the portfolio may have that would reduce its custodian fee based on the amount of cash the portfolio maintains with its custodian. In addition, TS&W may enter into arrangements with certain broker-dealers who have agreed to pay certain portfolio expenses in return for the direction of a portion of the portfolio's brokerage business. As a result of these arrangements, the portfolio's expenses generally may be reduced, which in turn may reduce the cost to TS&W of any voluntary expense limit. Nevertheless, any brokerage offset arrangements may not have an effect on the overall portfolio expenses paid by shareholders.

                                       -----------------------------------------
                                       1 YEAR    3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
UAM TS&W International Equity
--------------------------------------------------------------------------------
     Before waiver                     $146      $452        $782       $1,713
--------------------------------------------------------------------------------
     After waiver                      $146      $452        $782       $1,713
--------------------------------------------------------------------------------
AIC TS&W International Equity
--------------------------------------------------------------------------------
     Before waiver                     $148      $459        $792       $1,735
--------------------------------------------------------------------------------
     After waiver                      $148      $459        $792       $1,735
--------------------------------------------------------------------------------

                         ANALYTIC DEFENSIVE EQUITY FUND

==================================================================================================
                                                UAM Analytic Defensive   AIC Analytic Defensive
                                                     Equity Fund              Equity Fund
SHAREHOLDER TRANSACTION FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee                                           None                     None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fees                                         0.60%                    0.60%
Other Expenses                                          0.82%                    1.09%
                                                        -----                    -----
Total Operating Expenses(1)                             1.42%                    1.69%
Voluntary Fee Waiver                                   (0.43%)                  (0.70%)
                                                        -----                    -----
Net Operating Expenses                                  0.99%                    0.99%
==================================================================================================

(1) "Total Operating Expenses" presented in the table above may be higher than the expenses you would actually pay as a shareholder in the portfolio because Analytic has voluntarily agreed to limit the expenses of the portfolio to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commission and extraordinary expenses) from exceeding 0.99%. Analytic may change or cancel this expense limitation at any time, although it has committed to maintain the expense limitation through September 26, 2002. In addition, "Other Expenses" includes amounts related to any expense offset arrangement the portfolio may have that would reduce its custodian fee based on the amount of cash the portfolio maintains with the custodian. Further, Analytic may enter into arrangements with certain broker-dealers who have agreed to pay certain portfolio expenses in return for the direction of a portion of the portfolio's brokerage business. As a result of these arrangements, the portfolio's expenses generally may be reduced, which in turn may reduce the cost to Analytic of its voluntary expense limit. Nevertheless, any brokerage offset arrangements may not have an effect on the overall portfolio expenses paid by shareholders.

In addition, because the UAM expense ratio shown above is annualized based on the portfolio's operating expenses as of October 31, 2001, the amount constituting "Other Expenses" varies from the amount shown in the portfolio's current prospectus, but, due to the voluntary fee waiver, does not have an impact on the "Net Operating Expenses" for the portfolio. For the fiscal year ended December 31, 2001, the "Other Expenses" and "Total Operating Expenses" for the UAM Analytic Defensive Equity Fund, before fee waivers, were 0.55% and 1.15%, respectively.

                                       -----------------------------------------
                                       1 YEAR    3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
UAM Analytic Defensive Equity
--------------------------------------------------------------------------------
     Before waiver                     $145      $449        $776       $1,702
--------------------------------------------------------------------------------
     After waiver                      $101      $315        $547       $1,213
--------------------------------------------------------------------------------
AIC Analytic Defensive Equity
--------------------------------------------------------------------------------
     Before waiver                     $172      $533        $918       $1,998
--------------------------------------------------------------------------------
     After waiver                      $101      $315        $547       $1,213
--------------------------------------------------------------------------------

                           ANALYTIC INTERNATIONAL FUND

==================================================================================================
                                            UAM Analytic International  AIC Analytic International
                                                        Fund                        Fund
SHAREHOLDER TRANSACTION FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee                                          None                        None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fees                                        1.00%                       1.00%
Other Expenses                                         3.89%                       3.78%
                                                       -----                       -----
Total Operating Expenses(1)                            4.89%                       4.78%
Voluntary Fee Waiver                                  (3.59%)                     (3.48%)
                                                       -----                       -----
Net Operating Expenses                                 1.30%                       1.30%
==================================================================================================

(1) "Total Operating Expenses" presented in the table above may be higher than the expenses you would actually pay as a shareholder in the portfolio because Analytic has voluntarily agreed to limit the expenses of the portfolio to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commission and extraordinary expenses) from exceeding 1.30%. Analytic may change or cancel this expense limitation at any time, although it has committed to maintain the expense limitation through September 26, 2002. In addition, "Other Expenses" includes amounts related to any expense offset arrangement the portfolio may have that would reduce its custodian fee based on the amount of cash the portfolio maintains with the custodian. Further, Analytic may enter into arrangements with certain broker-dealers who have agreed to pay certain portfolio expenses in return for the direction of a portion of the portfolio's brokerage business. As a result of these arrangements, the portfolio's expenses generally may be reduced, which in turn may reduce the cost to Analytic of its voluntary expense limit. Nevertheless, any brokerage offset arrangements may not have an effect on the overall portfolio expenses paid by shareholders.

In addition, because the UAM expense ratio shown above is annualized based on the portfolio's operating expenses as of October 31, 2001, the amount constituting "Other Expenses" varies from the amount shown in the portfolio's current prospectus, but, due to the voluntary fee waiver, does not have an impact on the "Net Operating Expenses" for the portfolio. For the fiscal year ended December 31, 2001, the "Other Expenses" and "Total Operating Expenses" for the UAM Analytic International Fund, before fee waivers, were 3.20% and 4.20%, respectively.

                                       -----------------------------------------
                                       1 YEAR    3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
UAM Analytic International
--------------------------------------------------------------------------------
     Before waiver                     $489      $1,469      $2,452     $4,917
--------------------------------------------------------------------------------
     After waiver                      $132      $412        $713       $1,568
--------------------------------------------------------------------------------
AIC Analytic International
--------------------------------------------------------------------------------
     Before waiver                     $479      $1,439      $2,403     $4,833
--------------------------------------------------------------------------------
     After waiver                      $132      $412        $713       $1,568
--------------------------------------------------------------------------------

                         ANALYTIC SHORT-TERM INCOME FUND

==================================================================================================
                                              UAM Analytic Short-Term    AIC Analytic Short-Term
                                                     Income Fund                Income Fund
SHAREHOLDER TRANSACTION FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee                                           None                      None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fees                                         0.30%                     0.30%
Other Expenses                                          3.58%                     3.09%
                                                        -----                     -----
Total Operating Expenses(1)                             3.88%                     3.39%
Voluntary Fee Waiver                                   (3.28%)                   (2.79%)
                                                        -----                     -----
Net Operating Expenses                                  0.60%                     0.60%
==================================================================================================

(1) "Total Operating Expenses" presented in the table above may be higher than the expenses you would actually pay as a shareholder in the portfolio because Analytic has voluntarily agreed to limit the expenses of the portfolio to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commission and extraordinary expenses) from exceeding 0.60%. Analytic may change or cancel this expense limitation at any time, although it has committed to maintain the expense limitation through September 26, 2002. In addition, "Other Expenses" includes amounts related to any expense offset arrangement the portfolio may have that would reduce its custodian fee based on the amount of cash the portfolio maintains with the custodian. Further, Analytic may enter into arrangements with certain broker-dealers who have agreed to pay certain portfolio expenses in return for the direction of a portion of the portfolio's brokerage business. As a result of these arrangements, the portfolio's expenses generally may be reduced, which in turn may reduce the cost to Analytic of its voluntary expense limit. Nevertheless, any brokerage offset arrangements may not have an effect on the overall portfolio expenses paid by shareholders.

In addition, because the UAM expense ratio shown above is annualized based on the portfolio's operating expenses as of October 31, 2001, the amount constituting "Other Expenses" varies from the amount shown in the portfolio's current prospectus, but, due to the voluntary fee waiver, does not have an impact on the "Net Operating Expenses" for the portfolio. For the fiscal year ended December 31, 2001, the "Other Expenses" and "Total Operating Expenses" for the UAM Analytic Short-Term Income Fund, before fee waivers, were 3.15% and 3.45%, respectively.

                                       -----------------------------------------
                                       1 YEAR    3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
UAM Analytic Short-Term Income
--------------------------------------------------------------------------------
     Before waiver                     $390      $1,184      $1,995     $4,104
--------------------------------------------------------------------------------
     After waiver                      $61       $192        $335       $750
--------------------------------------------------------------------------------
AIC Analytic Short-Term Income
--------------------------------------------------------------------------------
     Before waiver                     $342      $1,042      $1,765     $3,676
--------------------------------------------------------------------------------
     After waiver                      $61       $192        $335       $750
--------------------------------------------------------------------------------

                          CAMBIAR OPPORTUNITY PORTFOLIO

==================================================================================================
                                              UAM Cambiar Opportunity   AIC Cambiar Opportunity
                                                     Portfolio                 Portfolio
SHAREHOLDER TRANSACTION FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee                                          None                      None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fees                                        1.00%                     1.00%
Other Expenses                                         1.27%                     1.48%
                                                       -----                     -----
Total Operating Expenses(1)                            2.27%                     2.48%
Voluntary Fee Waiver                                  (0.97%)                   (1.18%)
                                                       -----                     -----
Net Operating Expenses                                 1.30%                     1.30%
==================================================================================================

(1) "Total Operating Expenses" presented in the table above may be higher than the expenses you would actually pay as a shareholder in the portfolio because Cambiar has voluntarily agreed to limit the expenses of the portfolio to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commission and extraordinary expenses) from exceeding 1.30%. Cambiar may change or cancel this expense limitation at any time, although it has committed to maintain the expense limitation through September 26, 2002. In addition, "Other Expenses" includes amounts related to any expense offset arrangement the portfolio may have that would reduce its custodian fee based on the amount of cash the portfolio maintains with the custodian. Further, Cambiar may enter into arrangements with certain broker-dealers who have agreed to pay certain portfolio expenses in return for the direction of a portion of the portfolio's brokerage business. As a result of these arrangements, the portfolio's expenses generally may be reduced, which in turn may reduce the cost to Cambiar of its voluntary expense limit. Nevertheless, any brokerage offset arrangements may not have an effect on the overall portfolio expenses paid by shareholders.

In addition, because the UAM expense ratio shown above is annualized based on the portfolio's operating expenses as of October 31, 2001, the amount constituting "Other Expenses" varies from the amount shown in the portfolio's current prospectus, but, due to the voluntary fee waiver, does not have an impact on the "Net Operating Expenses" for the portfolio. For the fiscal year ended April 30, 2001, the "Other Expenses" and "Total Operating Expenses" for the UAM Cambiar Opportunity Portfolio, before fee waivers, were 2.91% and 3.91%, respectively.

                                       -----------------------------------------
                                       1 YEAR    3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
UAM Cambiar Opportunity
--------------------------------------------------------------------------------
     Before waiver                     $230      $709        $1,215     $2,605
--------------------------------------------------------------------------------
     After waiver                      $132      $412        $713       $1,568
--------------------------------------------------------------------------------
AIC Cambiar Opportunity
--------------------------------------------------------------------------------
     Before waiver                     $251      $773        $1,321     $2,816
--------------------------------------------------------------------------------
     After waiver                      $132      $412        $713       $1,568
--------------------------------------------------------------------------------

               CHICAGO ASSET MANAGEMENT VALUE/CONTRARIAN PORTFOLIO
             (TO BE CALLED CHICAGO ASSET MANAGEMENT VALUE PORTFOLIO)

==================================================================================================
                                           UAM Chicago Asset Management       AIC Chicago Asset
                                            Value/Contrarian Portfolio   Management Value Portfolio
SHAREHOLDER TRANSACTION FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Redemption Fee                                         None                          None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fees                                       0.625%                        0.625%
Other Expenses                                        0.85%                         0.81%
                                                      -----                         -----
Total Operating Expenses(1)                           1.48%                         1.44%
Voluntary Fee Waiver                                 (0.23%)                       (0.19%)
                                                      -----                         -----
Net Operating Expenses                                1.25%                         1.25%
==================================================================================================

(1) "Total Operating Expenses" presented in the table above may be higher than the expenses you would actually pay as a shareholder in the portfolio because Chicago Asset Management has voluntarily agreed to limit the expenses of the portfolio to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commission and extraordinary expenses) from exceeding 1.25%. Chicago Asset Management may change or cancel this expense limitation at any time, although it has committed to maintain the expense limitation through September 26, 2002. In addition, "Other Expenses" includes amounts related to any expense offset arrangement the portfolio may have that would reduce its custodian fee based on the amount of cash the portfolio maintains with the custodian. Further, Chicago Asset Management may enter into arrangements with certain broker-dealers who have agreed to pay certain portfolio expenses in return for the direction of a portion of the portfolio's brokerage business. As a result of these arrangements, the portfolio's expenses generally may be reduced, which in turn may reduce the cost to Chicago Asset Management of its voluntary expense limit. Nevertheless, any brokerage offset arrangements may not have an effect on the overall portfolio expenses paid by shareholders.

In addition, because the UAM expense ratio shown above is annualized based on the portfolio's operating expenses as of October 31, 2001, the amount constituting "Other Expenses" varies from the amount shown in the portfolio's current prospectus, but, due to the voluntary fee waiver, does not have an impact on the "Net Operating Expenses" for the portfolio. For the fiscal year ended April 30, 2001, the "Other Expenses" and "Total Operating Expenses" for the UAM Chicago Asset Management Value/Contrarian Portfolio, before fee waivers, were 0.62% and 1.25%, respectively.

                                       -----------------------------------------
                                       1 YEAR    3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
UAM Chicago Asset Management
Value/Contrarian
--------------------------------------------------------------------------------
     Before waiver                     $151      $468        $808       $1,768
--------------------------------------------------------------------------------
     After waiver                      $127      $397        $686       $1,511
--------------------------------------------------------------------------------
AIC Chicago Asset Management
Value
--------------------------------------------------------------------------------
     Before waiver                     $146      $452        $782       $1,713
--------------------------------------------------------------------------------
     After waiver                      $127      $397        $686       $1,511
--------------------------------------------------------------------------------

INFORMATION ON SEI INVESTMENTS MUTUAL FUNDS SERVICES ("ADMINISTRATOR")

     The Administrator to the AIC Trust is a Delaware business trust. SEI Investments Management Corporation ("SIMC"), a wholly owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator provides the AIC Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

     For these administrative services, the Administrator will be entitled to a fee from each AIC Portfolio, which is calculated daily and paid monthly based on the asset level of the respective AIC Portfolio. Each AIC Portfolio pays the Administrator at an annual rate of: 0.12% on the first $250 million of average daily net assets; 0.10% on the next $250 million of average daily net assets; 0.08% on the next $250 million of average daily net assets; and 0.04% on average daily net assets over $750 million. Each investment adviser to the AIC Portfolios will pay a minimum annual administration fee of $125,000 for one portfolio with one class. The cost for an adviser to add additional portfolios to the Administration Agreement is $125,000 for a second portfolio, $100,000 for a third portfolio and $75,000 for any additional portfolios. The cost for an adviser to add additional classes to the Administration Agreement is $20,000 for each additional class per portfolio. These fee schedules, and the Administration Agreement between the Administrator and the AIC Trust, is in effect for a two-year period beginning October 31, 2002.

     The Administrator currently also provides administration services to UAM Funds. Each UAM Portfolio pays the Administrator a base fee and a fee based on the net assets of the portfolio. The base fee is $54,000 per portfolio and each domestic portfolio pays the Administrator .073% of its average net assets, each international portfolio pays the Administrator .093% of its average net assets and the Chicago Asset Management Value/Contrarian Portfolio, Sirach Strategic Balanced Portfolio, TS&W Equity Portfolio and Analytic Defensive Equity Fund each pay the Administrator .093% of its average net assets. This fee schedule and the Administration Agreement between the Administrator and the UAM Funds is in effect for an eighteen-month period.

     The Administration Agreement between the Administrator and the AIC Trust provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the AIC Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

DIFFERENCES IN SERVICE PROVIDERS

                              ------------------------------------------------------------------------------
                                              UAM FUNDS                               AIC TRUST
------------------------------------------------------------------------------------------------------------
Administrator                 SEI Investments Mutual Funds Services   SEI Investments Mutual Funds Services
                              One Freedom Valley Drive                One Freedom Valley Drive
                              Oaks, PA  19456                         Oaks, PA  19456

------------------------------------------------------------------------------------------------------------
Shareholder Servicing Agent   PBHG Shareholder Services Center, Inc.  N/A
                              825 Duportail Road
                              Wayne, PA  19087

------------------------------------------------------------------------------------------------------------
Principal Underwriter/        Funds Distributor, Inc.                 SEI Investments Distribution Co.*
Distributor                   60 State Street                         One Freedom Valley Drive
                              Suite 1300                              Oaks, PA  19456
                              Boston, MA  02109

------------------------------------------------------------------------------------------------------------
Transfer Agent                DST Systems, Inc.                       DST Systems, Inc.
                              330 W. 9th Street                       330 W. 9th Street
                              Kansas City, MO  64105                  Kansas City, MO  64105

------------------------------------------------------------------------------------------------------------
Custodian                     First Union National Bank               Union Bank of California
                              125 Broad Street                        475 Sansome Street
                              Philadelphia, PA  19109                 Suite 1200
                              (for UAM Funds, Inc. II)                San Francisco, CA  94111
                                       and
                              J.P. Morgan Chase & Co.
                              4 Chase MetroTech Center
                              Brooklyn, NY  11245
                              (for UAM Funds, Inc. and
                              UAM Funds Trust)

------------------------------------------------------------------------------------------------------------
Auditor                       PricewaterhouseCoopers LLP              PricewaterhouseCoopers LLP
                              Two Commerce Square                     Two Commerce Square
                              2001 Market Street                      2001 Market Street
                              Philadelphia, PA  19103                 Philadelphia, PA  19103
------------------------------------------------------------------------------------------------------------

* The Distributor for the AIC Trust is a wholly-owned subsidiary of SEI Investments. The Distributor for the AIC Trust will not receive compensation for distribution of shares of the AIC Portfolios.


RECOMMENDATION OF DIRECTORS

     Over a series of Board meetings, including those held on November 14, 2001, January 17, 2002 and February 11, 2002, the Board met with and without the investment advisers to the UAM Portfolios, representatives of SEI Investments and Old Mutual US to consider the Reorganization. On February 11, 2002, representatives of SEI Investments and Old Mutual US, on behalf of each investment adviser participating in the Reorganization, advised the Independent Directors that the investment advisers agreed to terms of the Reorganization, pursuant to which the assets of each UAM Portfolio would be transferred to the new AIC Portfolios, which are series of the AIC Trust, and recommended consummation of the proposed transactions. At that time, representatives of SEI Investments and Old Mutual US, on behalf of each investment adviser participating in the Reorganization, described the general terms of the proposed Reorganization and the perceived benefits for each UAM Portfolio. The Independent Directors discussed the transactions with representatives from Old Mutual US and SEI Investments. Counsel to the UAM Portfolios advised the Independent Directors, among other things, that the Board should make a reasonable determination, based upon all information presented to them in connection with the transactions, that they do not expect the proposed Reorganization to have an adverse effect on the operations of the UAM Portfolios or their shareholders.

     On February 11, 2002, the Board, including a majority of the Independent Directors, voted to approve the Reorganization and to recommend its approval to shareholders. In reaching its decision, the Board considered the following factors to be of greatest importance: (1) each AIC Portfolio will have substantially similar investment objectives, strategies, policies and limitations as those of its corresponding UAM Portfolio; and (2) the same investment advisers who manage each UAM Portfolio will continue to manage the corresponding AIC Portfolio after the Reorganization. In addition, the Board reviewed pro forma expense ratios for each UAM Portfolio and determined that the Reorganization, as a whole, would be in the best interests of shareholders because each investment adviser would retain autonomy, SEI would assist in portfolio distribution and the UAM Portfolios would have an opportunity to increase assets.

            THE DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF
             THE REORGANIZING PORTFOLIOS VOTE TO APPROVE PROPOSAL 1

PROPOSAL 2 - APPROVAL OF THE PLAN OF LIQUIDATION OF THE DWIGHT PORTFOLIO
================================================================================

BACKGROUND

     The Dwight Portfolio began operations as a UAM Funds, Inc. portfolio on December 18, 1989. The Dwight Portfolio seeks maximum total return consistent with reasonable risk to principal and has invested primarily in investment grade debt securities since its inception.

     Notwithstanding the marketing of the Dwight Portfolio's shares, growth in the Dwight Portfolio's assets has been unsatisfactory. During the period from commencement of operations through October 31, 1998, the Dwight Portfolio's assets reached a level of $35.9 million; however, assets have decreased to less than $1.3 million as of March 31, 2002. Several marketing efforts were not adequate to significantly increase the size of the Dwight Portfolio and the Dwight Portfolio's investment adviser believes that the prospect for growth is limited. The Board of Directors of UAM Funds, Inc. has considered the total asset level of the Dwight Portfolio and the performance of the Dwight Portfolio before and after deducting certain expenses arising from the operation of the Dwight Portfolio and the impact of such expenses on the investment results of the Dwight Portfolio.

     Sales of the Dwight Portfolio shares have not been sufficient to allow the Dwight Portfolio to reach a size adequate, in the judgment of the Board, to spread expenses over a sufficient asset base to provide a satisfactory return to shareholders. As a result, the Board instructed the officers of UAM Funds, Inc. to investigate what, if any, additional steps or alternative courses would best serve the interest of shareholders.

     The officers of UAM Funds sought to determine whether a merger or transfer of assets would be possible, and if it would produce desirable results for shareholders. It appeared to management that the relatively small size of the Dwight Portfolio, the time required to effect a transaction, and regulatory expenses involved in either a merger or transfer of the assets to another mutual fund, and current market conditions could make such a course more expensive than the benefit which could be expected by the shareholders. The officers investigated the steps required for liquidation of the Dwight Portfolio, subject to presentation of a final report to the Board.

BOARD CONSIDERATIONS

     At its September 7, 2001 meeting, the Board reviewed the limited prospects for renewed growth of the assets of the Dwight Portfolio, the efforts and expenses of the distributor to distribute shares of the Dwight Portfolio, and the effect of the operating expenses on the historic and anticipated returns of shareholders. At the time of the September 7, 2001 meeting, the expenses of the Dwight Portfolio were 1.34% of its average daily net assets. For the most recent fiscal year, the expenses of the Dwight Portfolio were 2.50% of its average net assets. The expense ratio of the Dwight Portfolio is expected to be substantially the same for the present fiscal year, and is expected to increase for the next fiscal year at the current net asset level. Moreover, the presence of larger funds with similar investment objectives better able to operate on an efficient basis and provide higher returns to shareholders made it unlikely that the Dwight Portfolio could achieve a significant increase in asset size and achieve economies of scale. On September 7, 2001, the Board concluded that it would be in the interest of the shareholders of the Dwight Portfolio to liquidate the Dwight Portfolio promptly, in accordance with a Plan of Liquidation. The Board reaffirmed this decision on December 4, 2001 and again on March 21, 2002. (See "General Tax Consequences" below.)

     Because the Dwight Portfolio will now be in existence at the time the dissolution of UAM Funds, Inc. is submitted to shareholders, on March 21, 2002, the Board authorized the revision of the Plan to allow shareholders of UAM Funds, Inc. to vote on the dissolution, as required by Maryland law. Therefore, if the UAM Portfolios of UAM Funds, Inc. and the Dwight Portfolio approve their respective proposals, the reorganization of the respective UAM Portfolios into the AIC Trust and the liquidation of the Dwight Portfolio will occur and UAM Funds, Inc. will be dissolved under state law.

PLAN OF LIQUIDATION

     The Board of Directors has approved the Plan of Liquidation (the "Plan") summarized in this section and set forth as Exhibit D to this proxy statement.

1. EFFECTIVE DATE OF THE PLAN AND CESSATION OF THE BUSINESS OF THE DWIGHT PORTFOLIO. The Plan will become effective on the date of its adoption and approval by a majority of the shares of the Dwight Portfolio entitled to vote. Following this approval, the Dwight Portfolio (i) will cease to invest its assets in accordance with its investment objective and will sell the portfolio securities it owns in order to convert its assets to cash;
     (ii) will not engage in any business activities except for the purposes of winding up the business and affairs of the Dwight Portfolio, preserving the value of assets of the Dwight Portfolio and distributing its assets to shareholders after the payment to (or reservation of assets for payment to) all creditors of the Dwight Portfolio; and (iii) the Dwight Portfolio will terminate in accordance with governing laws and the Articles of Incorporation of the Fund. (Plan, Sections 1, 2 and 3)

2. CLOSING OF BOOKS AND RESTRICTION OF TRANSFER AND REDEMPTION OF SHARES. The proportionate interests of shareholders in the assets of the Dwight Portfolio shall be fixed on the basis of their respective holdings on the Effective Date of the Plan. On such date the books of the Dwight Portfolio will be closed and the shareholders' respective assets will not be transferable by the negotiation of stock certificates. (Plan, Section 4)

3. LIQUIDATING DISTRIBUTION. As soon as possible after approval of the Plan, and in any event within fourteen days thereafter, UAM Funds, Inc. on behalf of the Dwight Portfolio will mail the following to each shareholder of record of the Dwight Portfolio on the effective date of the Plan: (i) to each shareholder not holding stock certificates of the Dwight Portfolio, liquidating cash distribution equal to the shareholder's proportionate interest in the net assets of the Dwight Portfolio, (ii) to each shareholder holding stock certificates of the Dwight Portfolio, a confirmation showing such shareholder's proportionate interest in the net assets of the Dwight Portfolio with advice that such shareholder will be paid in cash upon return of the stock certificates; and (iii) information concerning the sources of the liquidating distribution. (Plan, Section 7)

4. EXPENSES. Dwight Asset Management Company, the Dwight Portfolio's investment adviser, will bear all expenses incurred by it in carrying out the Plan. It is expected that other liabilities of the Dwight Portfolio incurred or expected to be incurred prior to the date of the liquidating distribution will be paid by the Dwight Portfolio, or set aside for payment, prior to the mailing of the liquidating distribution. The liabilities of the Dwight Portfolio relating to the Plan are estimated at no more than $2,000, which includes legal and auditing expenses and printing, mailing, soliciting and miscellaneous expenses arising from the liquidation, which the Dwight Portfolio normally would not incur if it were to continue in business. The total liabilities of the Dwight Portfolio prior to the liquidating distribution are estimated to be $20,000 (including proxy costs). This amount includes the termination expenses referred to above and amounts accrued, or anticipated to be accrued, for custodial and transfer agency services, legal, audit and directors fees and printing costs. Any expenses and liabilities attributed to the Dwight Portfolio subsequent to the mailing of the liquidating distribution will be borne by Dwight Asset Management Company. (Plan, Section 6 and 9)

5. CONTINUED OPERATION OF THE DWIGHT PORTFOLIO AND UAM FUNDS, INC. Subject to the requisite shareholder approval of the Plan and subject to the approval of the Reorganization by the UAM Portfolios' shareholders, UAM Funds, Inc. will be dissolved in accordance with applicable Maryland law. The Plan provides that the Directors shall have the authority to authorize such variations from or amendments of the provisions of the Plan as may be necessary or appropriate to marshal the assets of the Dwight Portfolio and to effect the complete liquidation and termination of the existence of the Dwight Portfolio and the purposes to be accomplished by the Plan. (Plan, Sections 8 and 11)

GENERAL TAX CONSEQUENCES

     In general, each shareholder of the Dwight Portfolio who receives a liquidating distribution will recognize a gain or loss for federal income tax purposes equal to the excess of the amount of the distribution over the shareholder's tax basis in the Dwight Portfolio shares. Assuming that the shareholder holds such shares as capital assets, such gain or loss will be capital gain or loss and will be long-term or short-term capital gain depending on the shareholder's holding period for the shares. Shareholders who own Dwight Portfolio shares in individual retirement accounts may be subject to a 10% tax penalty if they receive proceeds in cash.

     The tax consequences discussed herein may affect shareholders differently depending upon their particular tax situations unrelated to the liquidating distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. SHAREHOLDERS SHOULD CONSULT THEIR PERSONAL TAX ADVISORS CONCERNING TAX-FREE ROLLOVERS BEFORE RECEIPT OF THE LIQUIDATION DISTRIBUTION (FOR INDIVIDUAL RETIREMENT ACCOUNTS). SHAREHOLDERS SHOULD ALSO CONSULT THEIR PERSONAL TAX ADVISORS CONCERNING THEIR PARTICULAR TAX SITUATIONS AND THE IMPACT THEREON OF RECEIVING THE LIQUIDATING DISTRIBUTION AS DISCUSSED HEREIN, INCLUDING ANY STATE AND LOCAL TAX CONSEQUENCES.

     UAM Funds, Inc. anticipates that it will retain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, during the liquidation period and, therefore, will not be taxed on any of its net income from the sale of its assets.

     Representatives of PricewaterhouseCoopers LLP, independent accountants for the Dwight Portfolio, are not expected to be present at the Meeting.

     Shareholders of the Dwight Portfolio are free to redeem their shares prior to the effective date of the Plan, which is the adoption and approval of the Plan at the Meeting.

INVESTMENT ADVISER, PRINCIPAL UNDERWRITER AND ADMINISTRATOR FOR THE DWIGHT PORTFOLIO

     The investment adviser to the Dwight Portfolio is Dwight Asset Management Company, 100 Bank Street, Suite 800, Burlington, VT 05401, a subsidiary of Old Mutual US, a Delaware corporation. The Portfolio's principal underwriter is Funds Distributor, Inc., 60 State Street, Boston, MA 02109. The Portfolio's administrator is SEI Investments Mutual Funds Services, located at One Freedom Valley Drive, Oaks, PA 19456. UAM Shareholder Services Center, Inc., an affiliate of Old Mutual US, located at 825 Duportail Road, Wayne, Pennsylvania 19087 serves as shareholder servicing agent.

   THE BOARD OF DIRECTORS OF UAM FUNDS, INC. RECOMMENDS APPROVAL OF PROPOSAL 2

ADDITIONAL INFORMATION REGARDING BOTH PROPOSALS

================================================================================

PAYMENT OF EXPENSES

     Old Mutual US will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures, except for certain expenses related to the Dwight Portfolio, which will be paid by Dwight Asset Management Company. In addition, Old Mutual US will pay the legal fees in connection with the proxy statement. AIC Trust will pay all Federal and state registration fees for the AIC Portfolios. Neither the UAM Funds nor the AIC Trust will bear the expense of this proxy solicitation.

BENEFICIAL OWNERSHIP OF SHARES

     The following table contains information about the beneficial ownership by shareholders of five percent or more of each UAM Portfolio's and the Dwight Portfolio's outstanding Shares as of April 8, 2002. On that date, the Directors and officers of the UAM Funds, together as a group, "beneficially owned" less than one percent of each UAM Portfolio's and the Dwight Portfolio's outstanding shares.

                                                PERCENT OF            NUMBER OF
     NAME AND ADDRESS OF SHAREHOLDER           SHARES OWNED         SHARES OWNED                 PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------



STANFORD MANAGEMENT COMPANY
2770 SANDHILL RD                                                                      ACADIAN EMERGING MARKETS
MENLO PARK CA  94025-7070                   32.39 %                  1,285,036        PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

CHARLES SCHWAB & CO INC
REINVEST ACCOUNT
ATTN MUTUAL
FUNDS
101 MONTGOMERY ST                                                                     ACADIAN EMERGING MARKETS
SAN FRANCISCO CA  94104-4122                15.63 %                    620,306        PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

------------------------------------------- -------------------- -------------------- --------------------------------

NATIONAL INVESTOR SERVICES
CORP
FBO CUSTOMERS
55 WATER ST                                                                           ACADIAN EMERGING MARKETS
NEW YORK NY  10041-0004                     12.48 %                    495,056        PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

UNIVERSITY OF GUELPH
FBO DALE LOCKIE
PENSION
INVESTMENTS
UNIVERSITY CENTRE LVL 5
GUELPH ONTARIO                                                                        ACADIAN EMERGING MARKETS
CANADA NIG 2WI                               7.89 %                    313,251        PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

UMB BANK NA CUST
FBO IBC RETIREMENT INCOME PLAN
928 GRAND
BLVD                                                                                  CHICAGO ASSET MANAGEMENT
KANSAS CITY MO  64106-2008                  37.16 %                  1,725,276        VALUE/CONTRARIAN PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

UMBSC & CO
FBO INTERSTATE BRANDS
CONSERVATIVE GROWTH
PO BOX 419175                                                                         CHICAGO ASSET MANAGEMENT
KANSAS CITY MO  64141-6175                  16.73 %                    776,474        VALUE/CONTRARIAN PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

UMBSC & CO
FBO INTERSTATE BRANDS
MODERATE GROWTH
PO BOX 419175                                                                         CHICAGO ASSET MANAGEMENT
KANSAS CITY MO  64141-6175                  15.27 %                    708,980        VALUE/CONTRARIAN PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

UMBSC & CO
FBO INTERSTATE BRANDS
AGGRESIVE GROWTH
PO BOX 419175                                                                         CHICAGO ASSET MANAGEMENT
KANSAS CITY MO  64141-6175                   9.03 %                    419,179        VALUE/CONTRARIAN PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

CHARLES SCHWAB & CO INC
REINVEST ACCOUNT
ATTN MUTUAL FUND
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122                 65.55%                  1,911,034        CAMBIAR OPPORTUNITY PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------
CHARLES SCHWAB & CO INC
REINVEST ACCOUNT
ATTN MUTUAL FUND
101 MONTGOMERY ST                                                                     RICE, HALL JAMES MICRO CAP
SAN FRANCISCO CA  94104-4122                38.66 %                  2,101,064        PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

------------------------------------------- -------------------- -------------------- --------------------------------
FIDELITY INVEST INST OPERATIONS CO
INC FOR CERTAIN EMPLOYEE
BENEFIT PLANS
100 MAGELLAN WAY KWIC                                                                 RICE, HALL JAMES MICRO CAP
COVINGTON KY  41015-1999                    22.21 %                   1,207,291       PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

FIRST UNION NATIONAL BANK
CUST
FBO PORTFOLIO STRATEGIES
1525 WEST WT HARRIS BLVD
CMG 3A4, NC-1151                                                                      RICE, HALL JAMES SMALL/MID CAP
CHARLOTTE NC  28288-0001                    36.79 %                   2,072,637       PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

CHARLES SCHWAB & CO INC
FBO REINVEST ACCOUNT
ATTN MUTUAL FUND
101 MONTGOMERY ST                                                                     RICE, HALL JAMES SMALL/MID CAP
SAN FRANCISCO CA  94104-4122                19.60 %                   1,103,929       PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

JUPITER & CO
C/O INVESTORS BANK & TRUST CO
PO BOX 9130                                                                           DWIGHT LIMITED MATURITY BOND
BOSTON MA  02117-9130                       53.96 %                    75,116         PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

FLEET NATIONAL BANK
FBO FRANK M  TRANTANELLA IRA
PO BOX 92800                                                                          DWIGHT LIMITED MATURITY BOND
ROCHESTER NY  14692-8900                    11.94 %                    16,617         PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

BEAR STEARNS SECURITIES CORP.
1 METROTECH CENTER NORTH                                                              DWIGHT LIMITED MATURITY BOND
BROOKLYN NY 11201-3859                      7.15 %                      9,956         PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

DEBRA B MANGO
1 COLONIAL DR                                                                         DWIGHT LIMITED MATURITY BOND
MONTPELIER VT  05602-3307                    6.68 %                      9,302        PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

BEAR STEARNS SECURITIES CORP.
1 METROTECH CENTER NORTH                                                              DWIGHT LIMITED MATURITY BOND
BROOKLYN NY 11201-3859                      6.40 %                      8,904         PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

------------------------------------------- -------------------- -------------------- --------------------------------

FIDELITY INVEST INST OPERATIONS CO
INC FOR CERTAIN EMPLOYEE
BENEFIT PLANS
100 MAGELLAN WAY KWIC
COVINGTON KY  41015-1999                    45.73 %                   4,340,389       FMA SMALL COMPANY PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

CHARLES SCHWAB & CO INC
REINVEST ACCOUNT
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122                10.92 %                   1,036,093       FMA SMALL COMPANY PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

PUTNAM FIDUCIARY TRUST CO TTEE
CCE MATCHED EMPLOYEE SAVINGS
& INVESTMENT PLAN
ATTN DC PLAN ADMIN TEAM
ONE INVESTORS WAY MS N4E
NORWOOD MA  02062-1599                      6.88 %                     653,059        FMA SMALL COMPANY PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

DINGLE & CO
C/O COMERICA BANK
MUTUAL FUNDS MC 3446
PO BOX 75000
DETROIT MI  48275-0001                      5.52 %                     524,132        FMA SMALL COMPANY PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

JUPITER & CO
C/O INVESTORS BANK & TRUST CO
PO BOX 9130                                                                           INDEPENDENCE SMALL CAP
BOSTON MA  02117-9130                       70.62 %                    830,832        PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

FLEET NATIONAL BANK CUST
FBO DIDCESAN INVESTMENT TRUST
EPISCOPAL DIOCESE OF RI
PO BOX 92800                                                                          INDEPENDENCE SMALL CAP
ROCHESTER NY  14692-8900                    16.21 %                    190,661        PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

ANALYTIC TSA GLOBAL ASSET MGMT INC
FBO MOUNTAIN GROVE CEMETERY ASSN
700 S FLOWER ST STE 2400                                                              ANALYTIC SHORT-TERM GOVERNMENT
LOS ANGELES CA  90017-4211                  30.60 %                    124,472        FUND
------------------------------------------- -------------------- -------------------- --------------------------------

------------------------------------------- -------------------- -------------------- --------------------------------
CHARLES SCHWAB & CO INC
SPECIAL CUSTODY ACCOUNT
FOR BENEFIT OF CUSTOMERS
101 MONTGOMERY ST                                                                     ANALYTIC SHORT-TERM GOVERNMENT
SAN FRANCISCO CA  94104-4122                22.18 %                    90,238         FUND
------------------------------------------- -------------------- -------------------- --------------------------------

UAM TRUST CO CUST
IRA R/O GREG MCMURRAN
2116 WESTWOOD AVE                                                                     ANALYTIC SHORT-TERM GOVERNMENT
SANTA ANA CA  92706-1924                    11.00 %                    44,753         FUND
------------------------------------------- -------------------- -------------------- --------------------------------

LEWIS GALE CLINIC INC
C/O MR GIL COBLENTZ
1802 BRAEBURN DR                                                                      ANALYTIC SHORT-TERM GOVERNMENT
SALEM VA  24153-7399                        7.30 %                     29,715         FUND
------------------------------------------- -------------------- -------------------- --------------------------------

CHARLES SCHWAB & CO INC
SPECIAL CUSTODY ACCOUNT
FOR BENEFIT OF CUSTOMERS
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122                12.98 %                    499,705        ANALYTIC DEFENSIVE EQUITY FUND
------------------------------------------- -------------------- -------------------- --------------------------------

NATIONAL FINANCIAL SERVICES CORP
FBO EXCLUSIVE BENEF OF OUR CUSTOMER
ATTN MUTUAL FUNDS
200 LIBERTY ST
NEW YORK NY  10281-1003                     7.47 %                     287,616        ANALYTIC DEFENSIVE EQUITY FUND
------------------------------------------- -------------------- -------------------- --------------------------------

ANALYTIC TSA GLOBAL ASSET MGT INC
INV MGR PRISON LAW OFFICE
ATTN JOY YAP
700 S FLOWER ST STE 2400
LOS ANGELES CA  90017-4211                  6.05 %                     232,902        ANALYTIC DEFENSIVE EQUITY FUND
------------------------------------------- -------------------- -------------------- --------------------------------

IMS & CO
FOR THE EXCLUSIVE BENEFIT OF CUST
PO BOX 3865
ENGLEWOOD CO  80155-3865                    49.23 %                    284,587        ANALYTIC INTERNATIONAL FUND
------------------------------------------- -------------------- -------------------- --------------------------------

ANALYTIC TSA GLOBAL ASSET MGT INC
INV MGR FOR PRISON LAW OFFICE
700 S FLOWER ST STE 2400
LOS ANGELES CA  90017-4211                  27.30 %                    157,812        ANALYTIC INTERNATIONAL FUND
------------------------------------------- -------------------- -------------------- --------------------------------

------------------------------------------- -------------------- -------------------- --------------------------------

CHARLES SCHWAB & CO INC
SPECIAL CUSTODY ACCOUNT
FOR BENEFIT OF CUSTOMERS
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122                14.57 %                    84,241         ANALYTIC INTERNATIONAL FUND
------------------------------------------- -------------------- -------------------- --------------------------------

LINDA GIBSON & AMIT NANAVATI TR UAM
401K PLAN - ANALYTIC INVESTORS
C/O HORIZON BENEFITS, INC.
ATTN: TREA FLOYD
5925 CARNEGIE BLVD STE 104
CHARLOTTE NC  28209-4656                    5.36 %                     30,961         ANALYTIC INTERNATIONAL FUND
------------------------------------------- -------------------- -------------------- --------------------------------

WASHINGTON SUBURBAN
SANITARY COMMISSION
14501 SWEITZER LN
LAUREL MD  20707-5902                       9.20 %                    2,924,407       ICM SMALL COMPANY PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

BOSTON SAFE DEPOSIT & TRUST CO
FBO SOUTHWEST AIRLINE PILOTS
RETIREMENT SAVINGS PLAN
ATTN ROBERT STEIN AVP MELLON TRUST
135 SANTILLI HWY
EVERETT MA  02149-1906                      8.88 %                    2,822,904       ICM SMALL COMPANY PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

CHARLES SCHWAB & CO INC
SPECIAL CUSTODY REINVEST ACCOUNT
FOR EXCLUSIVE BENEFIT OF CUSTOMERS
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122                6.42 %                    2,041,485       ICM SMALL COMPANY PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

MAJOR LEAGUE BASEBALL PLAYERS
BENEFIT PLAN
C/O INVESTMENT COUNSELORS OF MD
ATTN  ANNE D BENSON
803 CATHEDRAL ST
BALTIMORE MD  21201-5201                    6.07 %                    1,928,044       ICM SMALL COMPANY PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

MAC & CO
MUTUAL FUND OPERATIONS
PO BOX 3198                                                                           MCKEE INTERNATIONAL EQUITY
PITTSBURGH PA  15230-3198                   13.59 %                   2,090,817       PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

------------------------------------------- -------------------- -------------------- --------------------------------

SAXON & CO
FBO WESTMORELAND COUNTY EMPLOYEES
RETIREMENT FUND
PO BOX 7780                                                                           MCKEE INTERNATIONAL EQUITY
PHILADELPHIA PA  19182-0001                 13.19 %                   2,030,626       PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

FULVEST & CO
FBO LANCASTER COUNTY ERA
PO  BOX 3215                                                                          MCKEE INTERNATIONAL EQUITY
LANCASTER PA  17604-3215                     11.19 %                   1,722,347      PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

ALLFIRST TRUST CO NA
FBO COUNTY OF DAUPHIN
RETIREMENT PLAN
SECURITY PROCESSING 109-911
P O BOX 1596                                                                          MCKEE INTERNATIONAL EQUITY
BALTIMORE MD  21203-1596                    9.29 %                    1,430,471       PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

MAC & CO
PO BOX 3198                                                                           MCKEE INTERNATIONAL EQUITY
PITTSBURGH PA  15230-3198                   7.25 %                    1,115,158       PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

SAXON & CO
FBO CUMBERLAND COUNTY
CTY EMP RET CUST
PO BOX 7780-1888                                                                      MCKEE INTERNATIONAL EQUITY
PHILADELPHIA PA  19182-0001                 5.46 %                     840,822        PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

SAXON & CO
FBO BUTLER CITY RET
PO BOX 7780-1888                                                                      MCKEE INTERNATIONAL EQUITY
PHILADELPHIA PA  19182-0001                 5.43 %                     836,313        PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

REHO & COMPANY
PA FUNDS
PO BOX 1377                                                                           MCKEE INTERNATIONAL EQUITY
BUFFALO NY  14240-1377                      5.36 %                     824,570        PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

MERRILL LYNCH PIERCE FENNER &
SMITH
MERRILL LYNCH FINANCIAL DATA SVCS
ATTN SERVICE TEAM
4800 DEER LAKE DR EAST 3RD FL                                                         MCKEE INTERNATIONAL EQUITY
JACKSONVILLE FL  32246-6484                 5.03 %                     774,523        PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

------------------------------------------- -------------------- -------------------- --------------------------------

UMBSC & CO
FBO INTERSTATE BRANDS
CONSERVATIVE GROWTH
PO BOX 419260
KANSAS CITY MO  64141-6260                  16.85 %                   2,068,358       SIRACH BOND PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

BNY CLEARING SERVICES LLC
WENDELL & CO 000267
111 EAST KILBOURN AVENUE
MILWAUKEE WI  53202-6633                    7.68 %                     943,354        SIRACH BOND PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

BOARD OF DIRECTORS OF THE SALINAS
VALLLEY MEMORIAL HEALTHCARE SYSTEM
SALINAS VALLEY MEMORIAL
HEALTHCARE EMPLOYEE PENSION PLAN
450 E ROMIE LN
SALINAS CA  93901-4029                      6.43 %                     789,001        SIRACH BOND PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

UMBSC & CO
FBO: INTERSTATE BRAND CORPORATION
P O BOX 419260
KANSAS CITY MO  64141-6260                  5.54 %                     680,442        SIRACH BOND PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

CHARLES SCHWAB & CO INC
REINVEST ACCOUNT
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122                5.52 %                     677,073        SIRACH BOND PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

GREGORY THORTON & JOHN FLINN TR
U/A BOSTON NEWSPAPER RETIRE FD
C/O ALICARE INC
56 ROLAND ST
BOSTON MA  02129-1235                       5.27 %                     647,080        SIRACH BOND PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

UMBSC & CO
FBO INTERSTATE BRANDS
AGGRESSIVE GROWTH
PO BOX 419175
KANSAS CITY MO  64141-6175                  20.11 %                    793,625        SIRACH EQUITY PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

------------------------------------------- -------------------- -------------------- --------------------------------

UMBSC & CO
FBO INTERSTATE BRANDS
CONSERVATIVE GROWTH
PO BOX 419175
KANSAS CITY MO  64141-6175                  14.86 %                    586,456        SIRACH EQUITY PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

UMBSC & CO
FBO INTERSTATE BRANDS
MODERATE GROWTH
PO BOX 419175
KANSAS CITY MO  64141-6175                  12.23 %                    482,737        SIRACH EQUITY PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

KEY TRUST COMPANY-PRISM
LANE POWELL, LLP PSP
4900 TIEDEMAN RD
BROOKLYN OH  44144-2338                     7.66 %                     302,252        SIRACH EQUITY PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

SO ALASKA DEFINED
CONTRIBUTION PENSION PLAN
ATTN   CAROL PATTON
PO BOX 241266
ANCHORAGE AK  99524-1266                    31.48 %                   1,586,692       SIRACH GROWTH PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

FIRST INTERSTATE BANK
TTEE
401 N 31ST ST
BILLINGS MT  59101-1200                     29.10 %                   1,466,380       SIRACH GROWTH PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

WILMINGTON TRUST CO TR
FBO IBT 401K
PROFIT SHARING PLAN
C/O MUTUAL FUNDS UAM
PO BOX 8971
WILMINGTON DE  19899-8971                   10.88 %                    548,188        SIRACH GROWTH PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

BANK OF NEW YORK CUST
TWO UNION SQUARE
AUTOMOTIVE MACHINISTS
601 UNION ST SUITE 520
SEATTLE WA  98101-2328                        23.36 %                   5,758,194     SIRACH SPECIAL EQUITY PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

NORTHERN TRUST COMPANY
CUST
FBO NAVAJO NATION 367
PO BOX 92956
CHICAGO IL  60675-2956                      6.94 %                    1,710,330       SIRACH SPECIAL EQUITY PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

------------------------------------------- -------------------- -------------------- --------------------------------
WELLS FARGO MINNESOTA NA
CUST
FBO HANFORD OPER & ENGINEERING
PO BOX 1533
MINNEAPOLIS MN  55480-1533                  6.71 %                    1,654,210       SIRACH SPECIAL EQUITY PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

BNY CLEARING SERVICES LLC
WENDEL & CO.
111 EAST KILBOURN AVENUE
MILWAUKEE WI  53202-6633                    5.81 %                    1,432,936       SIRACH SPECIAL EQUITY PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

DINGLE & CO
C/O COMERICA BANK MUTUAL FUNDS
P O  BOX  75000
DETROIT MI  48275-0001                      5.55 %                    1,368,083       SIRACH SPECIAL EQUITY PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

WELLS FARGO BANK MINNESOTA, NA
FBO AGRIUM US RETIREMENT PLAN
PO BOX 1533                                                                           SIRACH STRATEGIC BALANCED
MINNEAPOLIS MN  55480-1533                  26.50 %                   1,640,068       PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

ALASKA BRICKLAYERS RETIREMENT
PLAN
ATTN CHARLENE RENZ
407 DENALI ST                                                                         SIRACH STRATEGIC BALANCED
ANCHORAGE AK  99501-2615                    13.32 %                    824,212        PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

SO ALASKA DEFINED
CONTRIBUTION PENSION PLAN
ATTN   CAROL PATTON
PO BOX 241266                                                                         SIRACH STRATEGIC BALANCED
ANCHORAGE AK  99524-1266                    8.04 %                     497,867        PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

NANA REGIONAL CORPORATION INC
EMPLOYEES PENSION PLAN
ATTN J SHELBY STASTNY
1001 E BENSON BLVD                                                                    SIRACH STRATEGIC BALANCED
ANCHORAGE AK  99508-4256                    6.81 %                     421,719        PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

BNY CLEARING SERVICES LLC
WENDEL & CO
111 EAST KILBOURN AVENUE                                                              SIRACH STRATEGIC BALANCED
MILWAUKEE WI  53202-6633                    5.67 %                     350,937        PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------


------------------------------------------- -------------------- -------------------- --------------------------------
CHARLES SCHWAB & CO INC
REINVEST ACCOUNT
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122                14.16 %                    734,955        TS&W EQUITY PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

NEW YORK LIFE TRUST COMPANY
51 MADISON AVE RM 117A
NEW YORK NY  10010-1603                     10.20 %                    529,289        TS&W EQUITY PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

LEWIS GALE CLINIC INC
C/O MR GIL COBLINTZ
1802 BRAEBURN DR
SALEM VA  24153-7399                        6.08 %                     315,285        TS&W EQUITY PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

CHARLES SCHWAB & CO INC
REINVEST ACCOUNT
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122                25.47 %                    923,363        TS&W FIXED INCOME PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

LEWIS GALE CLINIC INC
C/O MR GIL COBLENTZ
1802 BRAEBURN DR
SALEM VA  24153-7399                        6.70 %                     242,873        TS&W FIXED INCOME PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

RIVERSIDE HEALTH CARE
FOUNDATION
606 DENBIGH BLVD STE 601                                                              TS&W INTERNATIONAL EQUITY
NEWPORT NEWS VA  23608-4442                 14.03 %                    964,194        PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

CHARLES SCHWAB & CO
INC
REINVEST ACCOUNT
ATTN MUTUAL FUNDS
101 MONTGOMERY ST                                                                     TS&W INTERNATIONAL EQUITY
SAN FRANCISCO CA  94104-4122                9.93 %                     682,552        PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

AMERICAN SAFETY RAZOR
COMPANY
ATTN MUTUAL FUNDS
RAZOR BLADE LANE                                                                      TS&W INTERNATIONAL EQUITY
VERONA VA  24402                             7.49 %                     514,702       PORTFOLIO
------------------------------------------- -------------------- -------------------- --------------------------------

     As of April 8, 2002, the UAM Portfolios and the Dwight Portfolio had the following number of shares outstanding:

  Portfolio                                                 Number of Institutional Class Shares Outstanding
  --------------------------------------------------------- ------------------------------------------------------------
  --------------------------------------------------------- ------------------------------------------------------------
  Acadian Emerging Markets Portfolio                        3,967,959
  --------------------------------------------------------- ------------------------------------------------------------
  --------------------------------------------------------- ------------------------------------------------------------
  Dwight Limited Maturity Bond Portfolio                    139,207
  --------------------------------------------------------- ------------------------------------------------------------
  --------------------------------------------------------- ------------------------------------------------------------
  FMA Small Company Portfolio                               9,490,801
  --------------------------------------------------------- ------------------------------------------------------------
  --------------------------------------------------------- ------------------------------------------------------------
  ICM Small Company Portfolio                               31,783,683
  --------------------------------------------------------- ------------------------------------------------------------
  --------------------------------------------------------- ------------------------------------------------------------
  Independence Small Cap Fund                               1,176,555
  --------------------------------------------------------- ------------------------------------------------------------
  --------------------------------------------------------- ------------------------------------------------------------
  McKee International Equity Portfolio                      15,390,018
  --------------------------------------------------------- ------------------------------------------------------------
  --------------------------------------------------------- ------------------------------------------------------------
  Rice, Hall James Micro Cap Portfolio                      5,435,062
  --------------------------------------------------------- ------------------------------------------------------------
  --------------------------------------------------------- ------------------------------------------------------------
  Rice, Hall James Small/Mid Cap Portfolio                  5,633,375
  --------------------------------------------------------- ------------------------------------------------------------
  --------------------------------------------------------- ------------------------------------------------------------
  Sirach Bond Portfolio                                     12,275,850
  --------------------------------------------------------- ------------------------------------------------------------
  --------------------------------------------------------- ------------------------------------------------------------
  Sirach Growth Portfolio                                   5,039,820
  --------------------------------------------------------- ------------------------------------------------------------
  --------------------------------------------------------- ------------------------------------------------------------
  Sirach Equity Portfolio                                   3,945,567
  --------------------------------------------------------- ------------------------------------------------------------
  --------------------------------------------------------- ------------------------------------------------------------
  Sirach Strategic Balanced Portfolio                       6,189,670
  --------------------------------------------------------- ------------------------------------------------------------
  --------------------------------------------------------- ------------------------------------------------------------
  Sirach Special Equity Portfolio                           24,649,939
  --------------------------------------------------------- ------------------------------------------------------------
  --------------------------------------------------------- ------------------------------------------------------------
  TS&W Equity Portfolio                                     5,188,915
  --------------------------------------------------------- ------------------------------------------------------------
  --------------------------------------------------------- ------------------------------------------------------------
  TS&W Fixed Income Portfolio                               3,625,677
  --------------------------------------------------------- ------------------------------------------------------------
  --------------------------------------------------------- ------------------------------------------------------------
  TS&W International Equity Portfolio                       6,874,403
  --------------------------------------------------------- ------------------------------------------------------------
  --------------------------------------------------------- ------------------------------------------------------------
  Analytic Defensive Equity Fund                            3,848,847
  --------------------------------------------------------- ------------------------------------------------------------
  --------------------------------------------------------- ------------------------------------------------------------
  Analytic International Fund                               578,058
  --------------------------------------------------------- ------------------------------------------------------------
  --------------------------------------------------------- ------------------------------------------------------------
  Analytic Short-Term Income Fund                           406,824
  --------------------------------------------------------- ------------------------------------------------------------
  --------------------------------------------------------- ------------------------------------------------------------
  Cambiar Opportunity Portfolio                             2,915,166
  --------------------------------------------------------- ------------------------------------------------------------
  --------------------------------------------------------- ------------------------------------------------------------
  Chicago Asset Management Value/Contrarian Portfolio       4,642,377
  --------------------------------------------------------- ------------------------------------------------------------

     The term "beneficial ownership" is as defined under Section 13(d) of the Securities and Exchange Act of 1934. The information as to beneficial ownership is based on statements furnished to the UAM Funds by its existing Directors and/or on the records of the UAM Funds' transfer agent.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

     For a free copy of your UAM Funds portfolio's most recent annual report (and most recent semi-annual report succeeding the annual report, if any), shareholders of the UAM Portfolios may call 1-877-826-5465 or write to the UAM Funds at P.O. Box 219081, Kansas City, MO 64121.


SHAREHOLDER PROPOSALS

     The UAM Funds do not hold regular shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to Vice President and Assistant Secretary of the UAM Funds c/o SEI Investments Company, Legal Department, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

OTHER BUSINESS

     The Board does not intend to present any other business at the Meeting. If any other matter may properly come before the meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters. No special meeting is currently scheduled for the UAM Portfolios or the Dwight Portfolio. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the meeting since inclusion and presentation are subject to compliance with certain federal regulations and, Maryland law for UAM Funds, Inc. and UAM Funds, Inc. II or Delaware law for UAM Funds Trust.

 THE DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMEND APPROVAL OF THE
  PROPOSALS. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE
                  VOTED IN FAVOR OF APPROVAL OF THE PROPOSALS

                                    EXHIBIT A
          FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION


     AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION dated as of February 20, 2002 (the "Agreement"), between and among UAM Funds, Inc. ("UAM") a Maryland corporation, with its principal place of business at One Freedom Valley Drive, Oaks, PA 19456, with regard to its Acadian Emerging Markets Portfolio, FMA Small Company Portfolio, ICM Small Company Portfolio, Independence Small Cap Fund, McKee International Equity Portfolio, Rice, Hall James Micro Cap Portfolio, Rice, Hall James Small/Mid Cap Portfolio, Sirach Bond Portfolio, Sirach Growth Portfolio, Sirach Equity Portfolio, Sirach Strategic Balanced Portfolio, Sirach Special Equity Portfolio, TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio (each, an "Acquired Fund" and, collectively, the "Acquired Funds") and The Advisors' Inner Circle Fund ("AIC"), a Massachusetts business trust, with its principal place of business at 101 Federal Street, Boston, MA 02110, with regard to its Acadian Emerging Markets Portfolio, FMA Small Company Portfolio, ICM Small Company Portfolio, Independence Small Cap Fund, McKee International Equity Portfolio, Rice, Hall James Micro Cap Portfolio, Rice, Hall James Small/Mid Cap Portfolio, Sirach Bond Portfolio, Sirach Growth Portfolio, Sirach Equity Portfolio, Sirach Strategic Balanced Portfolio, Sirach Special Equity Portfolio, TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio (each, an "Acquiring Fund" and, collectively, the "Acquiring Funds").

     WHEREAS, UAM was organized as a Maryland corporation on October 11, 1988. UAM is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). UAM has authorized capital consisting of 3 billion shares of common stock with $0.001 par value. The Acquired Funds are validly existing series of UAM. Each Acquired Fund, other than UAM's ICM Small Company Portfolio and Sirach Special Equity Portfolio, has 25,000,000 Institutional Class Shares and 10,000,000 Institutional Service Class Shares authorized by its Charter. UAM's ICM Small Company Portfolio and Sirach Special Equity Portfolio each have 50,000,000 Institutional Class Shares and 10,000,000 Institutional Service Class Shares authorized by UAM's charter. Each Acquired Fund has only Institutional Class Shares issued and outstanding;

     WHEREAS, AIC was organized on July 18, 1991 under Massachusetts law as a business trust under an Agreement and Declaration of Trust. AIC is an open-end management investment company registered under the 1940 Act. AIC has authorized capital consisting of an unlimited number of shares of beneficial interest with no par value of separate series of AIC. The Acquiring Funds are duly organized and validly existing series of AIC;

     NOW, THEREFORE, in consideration of the mutual promises herein contained and intending to be legally bound hereby, the parties hereto agree to effect the transfer of all of the assets of each Acquired Fund solely in exchange for the assumption by each corresponding Acquiring Fund of all of the liabilities of each Acquired Fund and shares of beneficial interest of the Institutional Class of each corresponding Acquiring Fund ("Acquiring Fund Shares") followed by the distribution, at the Effective Time (as defined in Section 12 of this Agreement), of such Acquiring Fund Shares to the holders of Institutional Class Shares of each Acquired Fund ("Acquired Fund Shares") on the terms and conditions hereinafter set forth in liquidation of the Acquired Funds. The parties hereto covenant and agree as follows:

     1. PLAN OF REORGANIZATION. At the Effective Time, each Acquired Fund will assign, deliver and otherwise transfer all of its assets and good and marketable title thereto, and assign all of the liabilities as are set forth in a statement of assets and liabilities, to be prepared as of the Valuation Time (the "Statement of Assets and Liabilities") to the respective Acquiring Fund free and clear of all liens, encumbrances and adverse claims except as provided in this Agreement, and its respective Acquiring Fund shall acquire all assets, and shall assume all liabilities of its respective Acquired Fund, in exchange for delivery to the Acquired Fund by its respective Acquiring Fund of a number of Acquiring Fund Shares (both full and fractional) equivalent in number and value to the Acquired Fund Shares outstanding immediately prior to the Effective Time. Shareholders of record of Institutional Class Shares of an Acquired Fund at the Effective Time will be credited with full and fractional Institutional Class Shares of an Acquiring Fund. The assets and liabilities of each Acquired Fund shall be exclusively assigned to and assumed by its respective Acquiring Fund. All debts, liabilities, obligations and duties of an Acquired Fund, to the extent that they exist at or after the Effective Time shall after the Effective Time attach to its respective Acquiring Fund and may be enforced against that Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund. The events outlined in this Section 1 are the "Reorganization."

     2. TRANSFER OF ASSETS. The assets of each Acquired Fund to be acquired by its corresponding Acquiring Funds and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable) as set forth in the Statement of Assets and Liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Acquired Fund and other property owned by the Acquired Fund at the Effective Time. UAM and AIC will file Articles of Transfer, in accordance with Maryland law, with the Maryland State Department of Assessments and Taxation, effective as of the Effective Time (the "Articles of Transfer").

     3. CALCULATIONS.

          (a) The number of Acquiring Fund Shares issued to an Acquired Fund pursuant to Section 1 hereof will be the number of issued and outstanding Acquired Fund Shares at the Valuation Time.

          (b) The net asset value of the Acquiring Fund Shares shall be the net asset value of its respective Acquired Fund's shares at the Valuation Time. The net asset value of shares of an Acquired Fund shall be computed at the Valuation Time in the manner set forth in such Acquired Fund's then current prospectus under the Securities Act of 1933 (the "1933 Act").

     4. VALUATION OF ASSETS. The value of the assets of an Acquired Fund shall be the value of such assets computed as of the time at which the Acquired Fund's net asset value is calculated at the Valuation Time (as hereinafter defined). The net asset value of the assets of an Acquired Fund to be transferred to its respective Acquiring Fund shall be computed by UAM or its designee (and shall be subject to adjustment by the amount, if any, agreed to by UAM and the Acquired Fund and AIC and the respective Acquiring Fund). In determining the value of the securities transferred by an Acquired Fund to its respective Acquiring Fund, each security shall be priced in accordance with the pricing policies and procedures of the Acquired Fund as described in its then current prospectus and statement of additional information. For such purposes, price quotations and the security characteristics relating to establishing such quotations shall be determined by UAM, provided that such determination shall be subject to the approval of AIC. UAM and AIC agree to use all commercially reasonable efforts to resolve, prior to the Valuation Time, any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Fund and those determined in accordance with the pricing policies and procedures of the Acquired Fund.

     5. VALUATION TIME. The valuation time shall be 4:00 p.m., Eastern Time, on June 21, 2002, or such earlier or later date and time as may be mutually agreed in writing by an authorized officer of each of the parties (the "Valuation Time"). Notwithstanding anything herein to the contrary, in the event that at the Valuation Time, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of AIC or UAM, accurate appraisal of the value of the net assets of an Acquiring Fund or an Acquired Fund is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Acquiring Fund is practicable.

     6. LIQUIDATION OF THE ACQUIRED FUNDS AND CANCELLATION OF SHARES; DISSOLUTION. At the Effective Time, each Acquired Fund will liquidate and the Acquiring Fund Shares (both full and fractional) received by the Acquired Fund will be distributed to the shareholders of record of the Acquired Fund as of the Effective Time in exchange for its respective Acquired Fund Shares and in complete liquidation of the Acquired Fund. Each shareholder of the Acquired Fund will receive a number of Acquiring Fund Shares equal in number and value to the Acquired Fund Shares held by that shareholder, and each Acquiring Fund Share and its respective Acquired Fund Share will be of equivalent net asset value per share. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of each Acquiring Fund in the name of each shareholder of its respective Acquired Fund that represents the respective number of Acquiring Fund Shares due to such shareholder. All of the issued and outstanding shares of each Acquired Fund shall be cancelled on the books of UAM at the Effective Time and shall thereafter represent only the right to receive Acquiring Fund Shares. Each Acquired Fund's transfer books shall be closed permanently. As long as the Dwight Limited Maturity Bond Portfolio of UAM also has liquidated its assets, UAM will, thereafter, dissolve under Maryland law.

     7. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUNDS. Each Acquiring Fund represents and warrants to its respective Acquired Fund as follows:

     (a) ORGANIZATION, EXISTENCE, ETC. AIC is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted.

     (b) REGISTRATION AS INVESTMENT COMPANY. AIC is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

     (c) SHARES TO BE ISSUED UPON REORGANIZATION. The Acquiring Fund Shares to be issued by the Acquiring Fund in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable. Prior to the Effective Time, there shall be no issued and outstanding Acquiring Fund Shares or any other securities issued by the Acquiring Fund.

     (d) AUTHORITY RELATIVE TO THIS AGREEMENT. AIC, on behalf of each Acquiring Fund, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by AIC's Board of Trustees, and no other proceedings by the Acquiring Funds are necessary to authorize AIC's officers to effectuate this Agreement and the transactions contemplated hereby. Each of the Acquiring Funds is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

     (e) LIABILITIES. There are no liabilities of each Acquiring Fund, whether or not determined or determinable, other than liabilities incurred in the ordinary course of business subsequent to the Effective Time or otherwise disclosed to its respective Acquired Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Fund. AIC's Registration Statement, which is on file with the Securities and Exchange Commission (the "SEC"), does not contain an untrue statement of material fact or omit a material fact that is required to be stated therein or that is necessary to make the statements therein not misleading.

     (f) LITIGATION. Except as disclosed to an Acquired Fund, there are no claims, actions, suits or proceedings pending or, to the actual knowledge of its respective Acquiring Fund, threatened which would materially adversely affect the Acquiring Fund or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

     (g) CONTRACTS. Except for contracts and agreements disclosed to an Acquired Fund, under which no default exists, its respective Acquiring Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever with respect to the Acquiring Fund.

     (h) TAXES. As of the Effective Time, all Federal and other tax returns and reports of each Acquiring Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

     8. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED FUNDS. Each Acquired Fund represents and warrants to its respective Acquiring Fund as follows:

          (a) ORGANIZATION, EXISTENCE, ETC. UAM is a corporation duly organized and validly existing under the laws of the State of Maryland and has the power to carry on its business as it is now being conducted.

          (b) REGISTRATION AS INVESTMENT COMPANY. UAM is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

          (c) FINANCIAL STATEMENTS. The audited financial statements of UAM relating to the Acquired Funds for the fiscal year ended October 31, 2001 (the "Acquired Funds Financial Statements"), as delivered to the Acquiring Funds, fairly present the financial position of the Acquired Funds as of the dates thereof, and the results of its operations and changes in its net assets for the periods indicated.

          (d) MARKETABLE TITLE TO ASSETS. Each of the Acquired Funds will have, at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to its respective Acquiring Fund. Upon delivery and payment for such assets and the effectiveness of any Articles of Transfer, each of the Acquiring Funds will have good and marketable title to such assets without restriction on the transfer thereof free and clear of all liens, encumbrances and adverse claims.

          (e) AUTHORITY RELATIVE TO THIS AGREEMENT. UAM, on behalf of the Acquired Funds, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by UAM's Board of Directors, and, except for approval by the shareholders of each Acquired Fund, no other proceedings by that Acquired Fund are necessary to authorize UAM's officers to effectuate this Agreement and the transactions contemplated hereby. Each of the Acquired Funds is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

          (f) LIABILITIES. There are no liabilities of each Acquired Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquired Fund's Financial Statements and liabilities incurred in the ordinary course of business prior to the Effective Time, or otherwise disclosed to its respective Acquiring Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquired Fund. UAM's Registration Statement, which is on file with the SEC, does not contain an untrue statement of a material fact or omit a material fact that is required to be stated therein or that is necessary to make the statements therein not misleading.

          (g) LITIGATION. Except as disclosed to an Acquiring Fund, there are no claims, actions, suits or proceedings pending or, to the knowledge of the Acquired Fund, threatened which would materially adversely affect the Acquired Fund or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

          (h) CONTRACTS. Except for contracts and agreements disclosed to an Acquiring Fund, under which no default exists, its respective Acquired Fund, at the Effective Time, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

          (i) TAXES. As of the Effective Time, all Federal and other tax returns and reports of the Acquired Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

     9. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS.

          (a) All representations and warranties of each Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time. At the Effective Time, AIC shall have received a certificate from the President or Vice President of UAM, dated as of such date, certifying on behalf of UAM that as of such date that the conditions set forth in this clause (a) have been met.

          (b) The Acquiring Funds shall have received an opinion of counsel on behalf of the Acquired Funds, dated as of the Effective Time, addressed and in form and substance satisfactory to counsel for the Acquiring Funds, to the effect that (i) UAM is duly organized under the laws of the State of Maryland and the Acquired Funds are validly existing series of UAM; (ii) UAM is an open-end management investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite corporate action on behalf of UAM and this Agreement has been duly executed and delivered by UAM on behalf of the Acquired Funds and is a valid and binding obligation of UAM on behalf of the Acquired Funds, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally and such counsel shall express no opinion with respect to the application of equitable principles on any proceeding, whether at law or in equity, as to the enforceability of any provision of this Agreement relating to remedies after default, as to availability of any specific or equitable relief of any kind, with respect to the provisions of this Agreement intended to limit liability for a particular matter to a particular Acquired Fund and its assets, including but not limited to
     Section 22 of this Agreement or with respect to the provisions of this Agreement relating to indemnification; and (iv) to the best of counsel's knowledge, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for UAM to enter into this Agreement on behalf of the Acquired Funds or carry out its terms that has not been obtained other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Acquired Funds. Such opinion may rely upon opinions of Venable, Baetjer and Howard, LLP with respect to matters of Maryland law to the extent set forth in such opinion.

          (c) Each Acquired Fund shall have delivered to its respective Acquiring Fund at the Effective Time the Acquired Fund's Statement of Assets and Liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of UAM as to the aggregate asset value of the Acquired Fund's portfolio securities.

          (d) At the Effective Time, UAM shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by UAM prior to or at the Effective Time and AIC shall have received a certificate from the President or Vice President of UAM, dated as of such date, certifying on behalf of UAM that the conditions set forth in this clause (d) have been, and continue to be, satisfied.

     10. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUNDS.

          (a) All representations and warranties of each Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time. At the Effective Time, UAM shall have received a certificate from the President or Vice President of AIC, dated as of such date, certifying on behalf of AIC that as of such date that the conditions set forth in this clause (a) have been met.

          (b) The Acquired Funds shall have received an opinion of counsel on behalf of the Acquiring Funds, dated as of the Effective Time, addressed and in form and substance satisfactory to counsel for the Acquired Funds, to the effect that: (i) the Acquiring Funds are duly organized and validly existing series of AIC under the laws of the Commonwealth of Massachusetts;
     (ii) AIC is an open-end management investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite corporate action of AIC on behalf of each of the Acquiring Funds and this Agreement has been duly executed and delivered by the Acquiring Funds and is a valid and binding obligation of the Acquiring Funds, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally;
     (iv) to the best of counsel's knowledge, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for each of the Acquiring Funds to enter into this Agreement or carry out its terms that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Acquiring Funds; and (v) the Acquiring Fund Shares to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and non-assessable.

          (c) At the Effective Time, AIC shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by AIC prior to or at the Effective Time and UAM shall have received a certificate from the President or Vice President of AIC, dated as of such date, certifying on behalf of AIC that the conditions set forth in this clause (c) have been, and continue to be, satisfied.

     11. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS. The obligations of each Acquired Fund and each Acquiring Fund to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions:

          (a) With respect to the Acquired Funds, UAM will call a meeting of shareholders to consider and act upon this Agreement and to take all other actions reasonably necessary to obtain the approval by shareholders of each of the Acquired Funds of this Agreement and the transactions contemplated herein, including the Reorganization, the termination of the Acquired Funds and the dissolution of UAM if the Reorganization is consummated. UAM has prepared or will prepare a notice of meeting, form of proxy, and proxy statement (collectively, the "Proxy Materials") to be used in connection with such meeting; provided that each Acquiring Fund has furnished or will furnish information relating to it as is reasonably necessary for the preparation of the Proxy Materials.

          (b) The Registration Statement on Form N-1A of each Acquiring Fund shall be effective under the 1933 Act and, to the best knowledge of the Acquiring Funds, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

          (c) The shares of the Acquiring Funds shall have been duly qualified for offering to the public in all states of the United States, the Commonwealth of Puerto Rico and the District of Columbia (except where such qualifications are not required) so as to permit the transfer contemplated by this Agreement to be consummated.

          (d) The Acquired Funds and the Acquiring Funds shall have received on or before the Effective Time an opinion of counsel satisfactory to the Acquired Funds and the

     Acquiring Funds, based on customary officers' certificates provided by each, substantially to the effect that for Federal income tax purposes:

               (1) No gain or loss will be recognized by any Acquired Fund upon the transfer of its assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's stated liabilities;

               (2) No gain or loss will be recognized by any Acquiring Fund on its receipt of Acquired Fund assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities;

               (3) The basis of an Acquired Fund's assets in the corresponding Acquiring Fund's hands will be the same as the basis of those assets in the Acquired Fund's hands immediately before the Effective Time;

               (4) Each Acquiring Fund's holding period for the assets received from the corresponding Acquired Fund will include the holding period of those assets in the Acquired Fund's hands immediately before the Effective Time;

               (5) No gain or loss will be recognized by any Acquired Fund on the distribution of Acquiring Fund Shares to the Acquired Fund's shareholders in exchange for their Acquired Fund Shares;

               (6) No gain or loss will be recognized by any Acquired Fund shareholder as a result of the Acquired Fund's distribution of Acquiring Fund Shares to such shareholder in exchange for such shareholder's Acquired Fund Shares;

               (7) The basis of the Acquiring Fund Shares received by each Acquired Fund shareholder will be the same as the adjusted basis of that Acquired Fund shareholder's Acquired Fund Shares surrendered in exchange therefor; and

               (8) The holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include such shareholder's holding period for the Acquired Fund Shares surrendered in exchange therefor, provided that said Acquired Fund Shares were held as capital assets as of the Effective Time.

     (e) This Agreement and the Reorganization contemplated hereby shall have been approved by at least a majority of the outstanding shares of each of the Acquired Funds entitled to vote on the matter. However, the failure of one Acquired Fund to consummate the transactions contemplated hereby shall not affect the consummation or validity of the Reorganization with respect to the other Acquired Funds. The provisions of this Agreement shall be construed to effect this intent.

     (f) The Board of Trustees of AIC shall have approved this Agreement and authorized the issuance by each of the Acquiring Funds of Acquiring Fund Shares at the

Effective Time in exchange for the assets of its respective Acquired Fund pursuant to the terms and provisions of this Agreement.

     12. EFFECTIVE TIME OF THE REORGANIZATION. The exchange of each Acquired Fund's assets for its respective Acquiring Fund Shares shall be effective as of opening of business on June 24, 2002, or at such other time and date as fixed by the mutual consent of the parties (the "Effective Time").

     13. TERMINATION. This Agreement and the transactions contemplated hereby may be terminated and abandoned without penalty by resolution of the Board of Directors of UAM and/or by resolution of the Board of Trustees of AIC, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of both or either Board, make proceeding with the Agreement inadvisable.

     14. AMENDMENT. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, no such amendment may have the effect of changing the provisions for determining the number or value of Acquiring Fund Shares to be paid to the respective Acquired Fund's shareholders under this Agreement to the detriment of such Acquired Fund's shareholders.

     15. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

     16. NOTICES. Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed as follows:

      if to the Acquiring Funds:          if to the Acquired Funds:

      William E.  Zitelli, Esq.           Linda T. Gibson, Esq.
      SEI Investments Company             Old Mutual (US) Holdings Inc.
      One Freedom Valley Drive            One International Place
      Oaks, PA 19456                      Boston, MA 02110

      with a copy to:                     with a copy to:
      Richard W.  Grant, Esq.             Audrey C.  Talley, Esq.
      Morgan, Lewis & Bockius LLP         Drinker Biddle & Reath LLP
      1701 Market Street                  One Logan Square
      Philadelphia, PA 19103              18th & Cherry Streets
                                          Philadelphia, PA 19103

17. FEES AND EXPENSES.

     (a) Each of the Acquiring Funds and the Acquired Funds represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     (b) Each Acquiring Fund shall pay its own Federal and state registration fees.

18. INDEMNIFICATION.

     (a) AIC and the Acquiring Funds shall indemnify, defend and hold harmless the Acquired Funds, UAM, its Board of Directors, officers, employees and agents (collectively "Acquired Funds Indemnified Parties") against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending third-party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquired Funds Indemnified Parties, including amounts paid by any one or more of the Acquired Funds Indemnified Parties in a compromise or settlement of any such claim, action, suit or proceeding, or threatened third party claim, suit, action or proceeding made with the consent of AIC and the Acquiring Funds, arising from any untrue statement or alleged untrue statement of a material fact contained in the Proxy Materials, as filed and in effect with the SEC, or any application prepared by AIC and the Acquiring Funds with any state regulatory agency in connection with the transactions contemplated by this Agreement under the securities laws thereof ("Application"); or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that AIC and the Acquiring Funds shall only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about AIC and/or the Acquiring Funds or the transactions contemplated by this Agreement made in the Proxy Materials or any Application.

     (b) UAM, on behalf of the Acquired Funds, shall indemnify, defend, and hold harmless the Acquiring Funds, AIC, its Board of Trustees, officers, employees and agents ("Acquiring Funds Indemnified Parties") against all losses, claims, demands, liabilities, and expenses, including reasonable legal and other expenses incurred in defending third-party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquiring Funds Indemnified Parties, including amounts paid by any one or more of the Acquiring Funds Indemnified Parties in a compromise or settlement of any such claim, suit, action or proceeding made with the consent of UAM, on behalf of the Acquired Funds (if the Acquired Funds still exist), arising from any untrue statement or alleged untrue statement of a material fact contained in the Proxy Materials, as filed and in effect with the SEC or any Application; or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein and necessary to make the statements therein not misleading; provided, however, that UAM and the Acquired Funds shall only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about UAM and/or the applicable Acquired Funds or about the transactions contemplated by this Agreement made in the Proxy Materials or any Application.

     (c) A party seeking indemnification hereunder is hereinafter called the "indemnified party" and the party from whom the indemnified party is seeking indemnification hereunder is hereinafter called the "indemnifying party." Each indemnified party shall notify the indemnifying party in writing within ten (10) days of the receipt by one or more of the indemnified parties of any notice of legal process of any suit brought against or claim made against such indemnified party as to any matters covered by this Section 18, but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this
Section 18. The indemnifying party shall be entitled to participate at its own expense in the defense of any claim, action, suit, or proceeding covered by this
Section 18, or, if it so elects, to assume at its own expense the defense thereof with counsel satisfactory to the indemnified parties; provided, however, if the defendants in any such action include both the indemnifying party and any indemnified party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assume such legal defense and to otherwise participate in the defense of such action on behalf of such indemnified party.

     (d) Upon receipt of notice from the indemnifying party to the indemnified parties of the election by the indemnifying party to assume the defense of such action, the indemnifying party shall not be liable to such indemnified parties under this Section 18 for any legal or other expenses subsequently incurred by such indemnified parties in connection with the defense thereof unless (i) the indemnified parties shall have employed such counsel in connection with the assumption of legal defenses in accordance with the provision of the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel); (ii) the indemnifying party does not employ counsel reasonably satisfactory to the indemnified parties to represent the indemnified parties within a reasonable time after notice of commencement of the action; or (iii) the indemnifying party has authorized the employment of counsel for the indemnified parties at its expense.

     (e) This Section 18 shall survive the termination of this Agreement and for a period of five years following the Effective Date.

19. HEADINGS, COUNTERPARTS, ASSIGNMENT.

     (a) The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     20. ENTIRE AGREEMENT. Each of the Acquiring Funds and the Acquired Funds agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

     21. FURTHER ASSURANCES. Each of the Acquiring Funds and the Acquired Funds shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

     22. BINDING NATURE OF AGREEMENT. As provided in AIC's Declaration of Trust on file with the Secretary of State of the Commonwealth of Massachusetts, this Agreement was executed by the undersigned officers of AIC, on behalf of each of the Acquiring Funds, as officers and not individually, and the obligations of this Agreement are not binding upon the undersigned officers individually, but are binding only upon the assets and property of AIC. Moreover, no series of AIC shall be liable for the obligations of any other series of that trust. This Agreement was executed by the undersigned officers of UAM, on behalf of the Acquired Funds, as officers and not individually, and the obligations of this Agreement are not binding upon the undersigned officers individually, but are binding only upon the assets and property of UAM. Moreover, no series of UAM shall be liable for the obligations of any other series of that corporation.

     UAM FUNDS,  INC.,  on behalf of its series,  the Acadian  Emerging  Markets
     Portfolio, FMA Small Company Portfolio, ICM Small Company Portfolio, Independence Small Cap Fund, McKee International Equity Portfolio, Rice, Hall James Micro Cap Portfolio, Rice, Hall James Small/Mid Cap Portfolio, Sirach Bond Portfolio, Sirach Growth Portfolio, Sirach Equity Portfolio, Sirach Strategic Balanced Portfolio, Sirach Special Equity Portfolio, TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio

                                        By:_____________________

                                        Title:__________________

     THE ADVISORS' INNER CIRCLE FUND, on behalf of its series, the Acadian Emerging Markets Portfolio, FMA Small Company Portfolio, ICM Small Company Portfolio, Independence Small Cap Fund, McKee International Equity Portfolio, Rice, Hall James Micro Cap Portfolio, Rice, Hall James Small/Mid Cap Portfolio, Sirach Bond Portfolio, Sirach Growth Portfolio, Sirach Equity Portfolio, Sirach Strategic Balanced Portfolio, Sirach Special Equity Portfolio, TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio

                                        By:_____________________

                                        Title:____________________

                                    EXHIBIT B
          FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

     AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION dated as of February 20, 2002 (the "Agreement"), between and among UAM Funds, Inc. II ("UAM"), a Maryland corporation, with its principal place of business at One Freedom Valley Drive, Oaks, PA 19456, with regard to its Analytic Defensive Equity Fund, Analytic International Fund and Analytic Short-Term Income Fund (each, an "Acquired Fund" and, collectively, the "Acquired Funds") and The Advisors' Inner Circle Fund ("AIC"), a Massachusetts business trust, with its principal place of business at 101 Federal Street, Boston, MA 02110, with regard to its Analytic Defensive Equity Fund, Analytic International Fund and Analytic Short-Term Income Fund (each, an "Acquiring Fund" and, collectively, the "Acquiring Funds").

     WHEREAS, UAM was organized as a Maryland corporation on January 8, 1998. UAM is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). UAM has authorized capital consisting of 10 billion shares of common stock with $0.001 par value. The Acquired Funds are validly existing series of UAM. Each Acquired Fund has 100,000,000 Institutional Class Shares and 100,000,000 Institutional Service Class Shares authorized by its Charter. Each Acquired Fund has only Institutional Class Shares issued and outstanding;

     WHEREAS, AIC was organized on July 18, 1991 under Massachusetts law as a business trust under an Agreement and Declaration of Trust. AIC is an open-end management investment company registered under the 1940 Act. AIC has authorized capital consisting of an unlimited number of shares of beneficial interest with no par value of separate series of AIC. The Acquiring Funds are duly organized and validly existing series of AIC;

     NOW, THEREFORE, in consideration of the mutual promises herein contained and intending to be legally bound hereby, the parties hereto agree to effect the transfer of all of the assets of each Acquired Fund solely in exchange for the assumption by each corresponding Acquiring Fund of all of the liabilities of each Acquired Fund and shares of beneficial interest of the Institutional Class of each corresponding Acquiring Fund ("Acquiring Fund Shares") followed by the distribution, at the Effective Time (as defined in Section 12 of this Agreement), of such Acquiring Fund Shares to the holders of Institutional Class Shares of each Acquired Fund ("Acquired Fund Shares") on the terms and conditions hereinafter set forth in liquidation of the Acquired Funds. The parties hereto covenant and agree as follows:

     1. PLAN OF REORGANIZATION. At the Effective Time, each Acquired Fund will assign, deliver and otherwise transfer all of its assets and good and marketable title thereto, and assign all of the liabilities as are set forth in a statement of assets and liabilities, to be prepared as of the Valuation Time (the "Statement of Assets and Liabilities") to the respective Acquiring Fund free and clear of all liens, encumbrances and adverse claims except as provided in this Agreement, and its respective Acquiring Fund shall acquire all assets, and shall assume all liabilities of its respective Acquired Fund, in exchange for delivery to the Acquired Fund by its respective Acquiring Fund of a number of Acquiring Fund Shares (both full and fractional) equivalent in number and value to the Acquired Fund Shares outstanding immediately prior to the Effective

Time. Shareholders of record of Institutional Class Shares of an Acquired Fund at the Effective Time will be credited with full and fractional Institutional Class Shares of an Acquiring Fund. The assets and liabilities of each Acquired Fund shall be exclusively assigned to and assumed by its respective Acquiring Fund. All debts, liabilities, obligations and duties of an Acquired Fund, to the extent that they exist at or after the Effective Time shall after the Effective Time attach to its respective Acquiring Fund and may be enforced against that Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund. The events outlined in this Section 1 are the "Reorganization."

     2. TRANSFER OF ASSETS. The assets of each Acquired Fund to be acquired by its corresponding Acquiring Funds and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable) as set forth in the Statement of Assets and Liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Acquired Fund and other property owned by the Acquired Fund at the Effective Time. UAM and AIC will file Articles of Transfer, in accordance with Maryland law, with the Maryland State Department of Assessments and Taxation, effective as of the Effective Time (the "Articles of Transfer").

     3. CALCULATIONS.

          (a) The number of Acquiring Fund Shares issued to an Acquired Fund pursuant to Section 1 hereof will be the number of issued and outstanding Acquired Fund Shares at the Valuation Time.

          (b) The net asset value of the Acquiring Fund Shares shall be the net asset value of its respective Acquired Fund's shares at the Valuation Time. The net asset value of shares of an Acquired Fund shall be computed at the Valuation Time in the manner set forth in such Acquired Fund's then current prospectus under the Securities Act of 1933 (the "1933 Act").

     4. VALUATION OF ASSETS. The value of the assets of an Acquired Fund shall be the value of such assets computed as of the time at which the Acquired Fund's net asset value is calculated at the Valuation Time (as hereinafter defined). The net asset value of the assets of an Acquired Fund to be transferred to its respective Acquiring Fund shall be computed by UAM (and shall be subject to adjustment by the amount, if any, agreed to by UAM and the Acquired Fund and AIC and the respective Acquiring Fund). In determining the value of the securities transferred by an Acquired Fund to its respective Acquiring Fund, each security shall be priced in accordance with the pricing policies and procedures of the Acquired Fund as described in its then current prospectus and statement of additional information. For such purposes, price quotations and the security characteristics relating to establishing such quotations shall be determined by UAM, provided that such determination shall be subject to the approval of AIC. UAM and AIC agree to use all commercially reasonable efforts to resolve, prior to the Valuation Time, any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Fund and those determined in accordance with the pricing policies and procedures of the Acquired Fund.

      5. VALUATION TIME. The valuation time shall be 4:00 p.m., Eastern Time, on June 21, 2002, or such earlier or later date and time as may be mutually agreed in writing by an authorized officer of each of the parties (the "Valuation Time"). Notwithstanding anything herein to the contrary, in the event that at the Valuation Time, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of AIC or UAM, accurate appraisal of the value of the net assets of an Acquiring Fund or an Acquired Fund is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Acquiring Fund is practicable.

      6. LIQUIDATION OF THE ACQUIRED FUNDS AND CANCELLATION OF SHARES; DISSOLUTION. At the Effective Time, each Acquired Fund will liquidate and the Acquiring Fund Shares (both full and fractional) received by the Acquired Fund will be distributed to the shareholders of record of the Acquired Fund as of the Effective Time in exchange for its respective Acquired Fund Shares and in complete liquidation of the Acquired Fund. Each shareholder of the Acquired Fund will receive a number of Acquiring Fund Shares equal in number and value to the Acquired Fund Shares held by that shareholder, and each Acquiring Fund Share and its respective Acquired Fund Share will be of equivalent net asset value per share. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of each Acquiring Fund in the name of each shareholder of its respective Acquired Fund that represents the respective number of Acquiring Fund Shares due such shareholder. All of the issued and outstanding shares of each Acquired Fund shall be cancelled on the books of UAM at the Effective Time and shall thereafter represent only the right to receive Acquiring Fund Shares. Each Acquired Fund's transfer books shall be closed permanently. UAM will, thereafter, dissolve under Maryland law.

     7. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUNDS. Each Acquiring Fund represents and warrants to its respective Acquired Fund as follows:

          (a) ORGANIZATION, EXISTENCE, ETC. AIC is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted.

          (b) REGISTRATION AS INVESTMENT COMPANY. AIC is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

          (c) SHARES TO BE ISSUED UPON REORGANIZATION. The Acquiring Fund Shares to be issued by the Acquiring Fund in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable. Prior to the Effective Time, there shall be no issued and outstanding Acquiring Fund Shares or any other securities issued by the Acquiring Fund.

          (d) AUTHORITY RELATIVE TO THIS AGREEMENT. AIC, on behalf of each Acquiring Fund, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by AIC's Board of Trustees, and no other proceedings by the Acquiring Funds are necessary to authorize AIC's officers to effectuate this Agreement and the transactions contemplated hereby. Each of the Acquiring Funds is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

          (e) LIABILITIES. There are no liabilities of each Acquiring Fund, whether or not determined or determinable, other than liabilities incurred in the ordinary course of business subsequent to the Effective Time or otherwise disclosed to its respective Acquired Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Fund. AIC's Registration Statement, which is on file with the Securities and Exchange Commission (the "SEC"), does not contain an untrue statement of material fact or omit a material fact that is required to be stated therein or that is necessary to make the statements therein not misleading.

          (f) LITIGATION. Except as disclosed to an Acquired Fund, there are no claims, actions, suits or proceedings pending or, to the actual knowledge of its respective Acquiring Fund, threatened which would materially adversely affect the Acquiring Fund or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

          (g) CONTRACTS. Except for contracts and agreements disclosed to an Acquired Fund, under which no default exists, its respective Acquiring Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever with respect to the Acquiring Fund.

          (h) TAXES. As of the Effective Time, all Federal and other tax returns and reports of each Acquiring Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

     8. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED FUNDS. Each Acquired Fund represents and warrants to its respective Acquiring Fund as follows:

          (a) ORGANIZATION, EXISTENCE, ETC. UAM is a corporation duly organized and validly existing under the laws of the State of Maryland and has the power to carry on its business as it is now being conducted.

          (b) REGISTRATION AS INVESTMENT COMPANY. UAM is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

          (c) FINANCIAL STATEMENTS. The audited financial statements of UAM relating to its Acquired Funds for the fiscal year ended December 31, 2001 (the "Acquired Funds Financial Statements"), as delivered to the Acquiring Funds, fairly present the financial position of the Acquired Funds as of the dates thereof, and the results of its operations and changes in its net assets for the periods indicated.

          (d) MARKETABLE TITLE TO ASSETS. Each of the Acquired Funds will have, at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to its respective Acquiring Fund. Upon delivery and payment for such assets and effectiveness of any Articles of Transfer, each of the Acquiring Funds will have good and marketable title to such assets without restriction on the transfer thereof free and clear of all liens, encumbrances and adverse claims.

          (e) AUTHORITY RELATIVE TO THIS AGREEMENT. UAM, on behalf of the Acquired Funds, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by UAM's Board of Directors, and, except for approval by the shareholders of each Acquired Fund, no other proceedings by that Acquired Fund are necessary to authorize UAM's officers to effectuate this Agreement and the transactions contemplated hereby. Each of the Acquired Funds is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

          (f) LIABILITIES. There are no liabilities of each Acquired Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquired Fund's Financial Statements and liabilities incurred in the ordinary course of business prior to the Effective Time, or otherwise disclosed to its respective Acquiring Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquired Fund. UAM's Registration Statement, which is on file with the SEC, does not contain an untrue statement of a material fact or omit a material fact that is required to be stated therein or that is necessary to make the statements therein not misleading.

          (g) LITIGATION. Except as disclosed to an Acquiring Fund, there are no claims, actions, suits or proceedings pending or, to the knowledge of the Acquired Fund, threatened which would materially adversely affect the Acquired Fund or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

          (h) CONTRACTS. Except for contracts and agreements disclosed to an Acquiring Fund, under which no default exists, its respective Acquired Fund, at the Effective Time, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

          (i) TAXES. As of the Effective Time, all Federal and other tax returns and reports of the Acquired Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

     9. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS.

          (a) All representations and warranties of each Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time. At the Effective Time, AIC shall have received a certificate from the President or Vice President of UAM, dated as of such date, certifying on behalf of UAM that as of such date that the conditions set forth in this clause (a) have been met.

          (b) The Acquiring Funds shall have received an opinion of counsel on behalf of the Acquired Funds, dated as of the Effective Time, addressed and in form and substance satisfactory to counsel for the Acquiring Funds, to the effect that (i) UAM is duly organized under the laws of the State of Maryland and the Acquired Funds are validly existing series of UAM; (ii) UAM is an open-end management investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite corporate action on behalf of UAM and this Agreement has been duly executed and delivered by UAM on behalf of the Acquired Funds and is a valid and binding obligation of UAM on behalf of the Acquired Funds, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally and such counsel shall express no opinion with respect to the application of equitable principles on any proceeding, whether at law or in equity, as to the enforceability of any provision of this Agreement relating to remedies after default, as to availability of any specific or equitable relief of any kind, with respect to the provisions of this Agreement intended to limit liability for a particular matter to a particular Acquired Fund and its assets, including but not limited to
     Section 22 of this Agreement or with respect to the provisions of this Agreement relating to indemnification; and (iv) to the best of counsel's knowledge, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for UAM to enter into this Agreement on behalf of the Acquired Funds or carry out its terms that has not been obtained other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Acquired Funds. Such opinion may rely upon opinions of

     Venable, Baetjer and Howard, LLP with respect to matters of Maryland law to the extent set forth in such opinion.

          (c) Each Acquired Fund shall have delivered to its respective Acquiring Fund at the Effective Time the Acquired Fund's Statement of Assets and Liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of UAM as to the aggregate asset value of the Acquired Fund's portfolio securities.

          (d) At the Effective Time, UAM shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by UAM prior to or at the Effective Time and AIC shall have received a certificate from the President or Vice President of UAM, dated as of such date, certifying on behalf of UAM that the conditions set forth in this clause (d) have been, and continue to be, satisfied.

     10. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUNDS.

          (a) All representations and warranties of each Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time. At the Effective Time, UAM shall have received a certificate from the President or Vice President of AIC, dated as of such date, certifying on behalf of AIC that as of such date that the conditions set forth in this clause (a) have been met.

          (b) The Acquired Funds shall have received an opinion of counsel on behalf of the Acquiring Funds, dated as of the Effective Time, addressed and in form and substance satisfactory to counsel for the Acquired Funds, to the effect that: (i) the Acquiring Funds are duly organized and validly existing series of AIC under the laws of the Commonwealth of Massachusetts;
     (ii) AIC is an open-end management investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite corporate action of AIC on behalf of each of the Acquiring Funds and this Agreement has been duly executed and delivered by the Acquiring Funds and is a valid and binding obligation of the Acquiring Funds, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for each of the Acquiring Funds to enter into this Agreement or carry out its terms that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Acquiring Funds; and (v) the Acquiring Fund Shares to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and non-assessable.

     (c) At the Effective Time, AIC shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by AIC prior to or at the Effective Time and UAM shall have received a certificate from the President or Vice President of AIC, dated as of such date, certifying on behalf of AIC that the conditions set forth in this clause (c) have been, and continue to be, satisfied.

     11. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS. The obligations of each Acquired Fund and each Acquiring Fund to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions:

          (a) With respect to the Acquired Funds, UAM will call a meeting of shareholders to consider and act upon this Agreement and to take all other actions reasonably necessary to obtain the approval by shareholders of each of the Acquired Funds of this Agreement and the transactions contemplated herein, including the Reorganization, the termination of the Acquired Funds and dissolution of UAM if the Reorganization is consummated. UAM has prepared or will prepare a notice of meeting, form of proxy, and proxy statement (collectively, the "Proxy Materials") to be used in connection with such meeting; provided that each Acquiring Fund has furnished or will furnish information relating to it as is reasonably necessary for the preparation of the Proxy Materials.

          (b) The Registration Statement on Form N-1A of each Acquiring Fund shall be effective under the 1933 Act and, to the best knowledge of the Acquiring Funds, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

          (c) The shares of the Acquiring Funds shall have been duly qualified for offering to the public in all states of the United States, the Commonwealth of Puerto Rico and the District of Columbia (except where such qualifications are not required) so as to permit the transfer contemplated by this Agreement to be consummated.

          (d) The Acquired Funds and the Acquiring Funds shall have received on or before the Effective Time an opinion of counsel satisfactory to the Acquired Funds and the Acquiring Funds, based on customary officers' certificates provided by each, substantially to the effect that for Federal income tax purposes:

               (1) No gain or loss will be recognized by any Acquired Fund upon the transfer of its assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's stated liabilities;

               (2) No gain or loss will be recognized by any Acquiring Fund on its receipt of Acquired Fund assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities;

               (3) The basis of an Acquired Fund's assets in the corresponding Acquiring Fund's hands will be the same as the basis of those assets in the Acquired Fund's hands immediately before the Effective Time;

               (4) Each Acquiring Fund's holding period for the assets received from the corresponding Acquired Fund will include the holding period of those assets in the Acquired Fund's hands immediately before the Effective Time;

               (5) No gain or loss will be recognized by any Acquired Fund on the distribution of Acquiring Fund Shares to the Acquired Fund's shareholders in exchange for their Acquired Fund Shares;

               (6) No gain or loss will be recognized by any Acquired Fund shareholder as a result of the Acquired Fund's distribution of Acquiring Fund Shares to such shareholder in exchange for the shareholder's Acquired Fund Shares;

               (7) The basis of the Acquiring Fund Shares received by each Acquired Fund shareholder will be the same as the adjusted basis of that Acquired Fund shareholder's Acquired Fund Shares surrendered in exchange therefor; and

               (8) The holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include such shareholder's holding period for the Acquired Fund Shares surrendered in exchange therefor, provided that said Acquired Fund Shares were held as capital assets as of the Effective Time.

          (e) This Agreement and the Reorganization contemplated hereby shall have been approved by at least a majority of the votes entitled to be cast of each of the Acquired Funds entitled to vote on the matter. However, the failure of one Acquired Fund to consummate the transactions contemplated hereby shall not affect the consummation or validity of the Reorganization with respect to the other Acquired Funds. The provisions of this Agreement shall be construed to effect this intent.

          (f) The Board of Trustees of AIC shall have approved this Agreement and authorized the issuance by each of the Acquiring Funds of Acquiring Fund Shares at the Effective Time in exchange for the assets of its respective Acquired Fund pursuant to the terms and provisions of this Agreement.

     12. EFFECTIVE TIME OF THE REORGANIZATION. The exchange of each Acquired Fund's assets for its respective Acquiring Fund Shares shall be effective as of opening of business on June 24, 2002, or at such other time and date as fixed by the mutual consent of the parties (the "Effective Time").

     13. TERMINATION. This Agreement and the transactions contemplated hereby may be terminated and abandoned without penalty by resolution of the Board of Directors of UAM and/or by resolution of the Board of Trustees of AIC, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of both or either Board, make proceeding with the Agreement inadvisable.

     14. AMENDMENT. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, no such amendment may have the effect of changing the provisions for determining the number or value of Acquiring Fund Shares to be paid to the respective Acquired Fund's shareholders under this Agreement to the detriment of such Acquired Fund's shareholders.

     15. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

     16. NOTICES. Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed as follows:

      if to the Acquiring Funds:          if to the Acquired Funds:

      William E.  Zitelli, Esq.           Linda T. Gibson
      SEI Investments Company             Old Mutual (US) Holdings Inc.
      One Freedom Valley Drive            One International Place
      Oaks, PA 19456                      Boston, MA 02110

      with a copy to:                     with a copy to:

      Richard W.  Grant, Esq.             Audrey C.  Talley, Esq.
      Morgan, Lewis & Bockius LLP         Drinker Biddle & Reath LLP
      1701 Market Street                  One Logan Square
      Philadelphia, PA 19103              18th & Cherry Streets
                                          Philadelphia, PA 19103

     17. FEES AND EXPENSES.

          (a) Each of the Acquiring Funds and the Acquired Funds represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

          (b) Each Acquiring Fund shall pay its own Federal and state registration fees.

     18. INDEMNIFICATION.

          (a) AIC and the Acquiring Funds shall indemnify, defend and hold harmless the Acquired Funds, UAM, its Board of Directors, officers, employees and agents (collectively "Acquired Funds Indemnified Parties") against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending third-party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquired Funds Indemnified Parties, including amounts paid by any one or more of the Acquired Funds Indemnified Parties in a compromise or settlement of any such claim, action, suit or proceeding, or threatened third party claim, suit, action or proceeding made with the consent of AIC and the Acquiring Funds, arising from any untrue statement or alleged untrue statement of a material fact contained in the Proxy Materials, as filed and in effect with the SEC, or any application prepared by AIC and the Acquiring Funds with any state regulatory agency in connection with the transactions contemplated by this Agreement under the securities laws thereof ("Application"); or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that AIC and the Acquiring Funds shall only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about AIC and/or the Acquiring Funds or the transactions contemplated by this Agreement made in the Proxy Materials or any Application.

          (b) UAM, on behalf of the Acquired Funds, shall indemnify, defend, and hold harmless the Acquiring Funds, AIC, its Board of Trustees, officers, employees and agents ("Acquiring Funds Indemnified Parties") against all losses, claims, demands, liabilities, and expenses, including reasonable legal and other expenses incurred in defending third-party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquiring Funds Indemnified Parties, including amounts paid by any one or more of the Acquiring Funds Indemnified Parties in a compromise or settlement of any such claim, suit, action or proceeding made with the consent of UAM, on behalf of the Acquired Funds (if the Acquired Funds still exist), arising from any untrue statement or alleged untrue statement of a material fact contained in the Proxy Materials, as filed and in effect with the SEC or any Application; or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein and necessary to make the statements therein not misleading; provided, however, that UAM and the Acquired Funds shall only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about UAM and/or the applicable Acquired Funds or about the transactions contemplated by this Agreement made in the Proxy Materials or any Application.

          (c) A party seeking indemnification hereunder is hereinafter called the "indemnified party" and the party from whom the indemnified party is seeking indemnification hereunder is hereinafter called the "indemnifying party." Each indemnified party shall notify the indemnifying party in writing within ten (10) days of the receipt by one or more of the indemnified parties of any notice of legal process of any suit brought against or claim made against such indemnified party as to any matters covered by this Section 18, but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 18. The indemnifying party shall be entitled to participate at its own expense in the defense of any claim, action, suit, or proceeding covered by this
     Section 18, or, if it so elects, to assume at its own expense the defense thereof with counsel satisfactory to the indemnified parties; provided, however, if the defendants in any such action include both the indemnifying party and any indemnified party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assume such legal defense and to otherwise participate in the defense of such action on behalf of such indemnified party.

          (d) Upon receipt of notice from the indemnifying party to the indemnified parties of the election by the indemnifying party to assume the defense of such action, the indemnifying party shall not be liable to such indemnified parties under this Section 18 for any legal or other expenses subsequently incurred by such indemnified parties in connection with the defense thereof unless (i) the indemnified parties shall have employed such counsel in connection with the assumption of legal defenses in accordance with the provision of the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel); (ii) the indemnifying party does not employ counsel reasonably satisfactory to the indemnified parties to represent the indemnified parties within a reasonable time after notice of commencement of the action; or (iii) the indemnifying party has authorized the employment of counsel for the indemnified parties at its expense.

          (e) This Section 18 shall survive the termination of this Agreement and for a period of five years following the Effective Date.

     19. HEADINGS, COUNTERPARTS, ASSIGNMENT.

          (a) The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

          (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     20. ENTIRE AGREEMENT. Each of the Acquiring Funds and the Acquired Funds agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

     21. FURTHER ASSURANCES. Each of the Acquiring Funds and the Acquired Funds shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

     22. BINDING NATURE OF AGREEMENT. As provided in AIC's Declaration of Trust on file with the Secretary of State of the Commonwealth of Massachusetts, this Agreement was executed by the undersigned officers of AIC, on behalf of each of the Acquiring Funds, as officers and not individually, and the obligations of this Agreement are not binding upon the undersigned officers individually, but are binding only upon the assets and property of AIC. Moreover, no series of AIC shall be liable for the obligations of any other series of that trust. This Agreement was executed by the undersigned officers of UAM, on behalf of the Acquired Funds, as officers and not individually, and the obligations of this Agreement are not binding upon the undersigned officers individually, but are binding only upon the assets and property of UAM. Moreover, no series of UAM shall be liable for the obligations of any other series of that corporation.

     UAM FUNDS, INC. II, on behalf of its series, the Analytic Defensive Equity Fund, Analytic International Fund and Analytic Short-Term Income Fund

                                        By:_____________________

                                        Title:____________________

     THE ADVISORS' INNER CIRCLE FUND, on behalf of its series, the Analytic Defensive Equity Fund, Analytic International Fund and Analytic Short-Term Income Fund

                                        By:_____________________

                                        Title:____________________

                                    EXHIBIT C
          FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

     AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION dated as of February 20, 2002 (the "Agreement"), between and among UAM Funds Trust ("UAM"), a Delaware business trust, with its principal place of business at One Freedom Valley Drive, Oaks, PA 19456, with regard to its Cambiar Opportunity Portfolio and Chicago Asset Management Value/Contrarian Portfolio (each, an "Acquired Fund" and, collectively, the "Acquired Funds") and The Advisors' Inner Circle Fund ("AIC"), a Massachusetts business trust, with its principal place of business at 101 Federal Street, Boston, MA 02110, with regard to its Cambiar Opportunity Portfolio and Chicago Asset Management Value Portfolio (each, an "Acquiring Fund" and, collectively, the "Acquiring Funds").

     WHEREAS, UAM was organized as a Delaware business trust on May 18, 1994. UAM is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). UAM has authorized three classes of shares: Institutional Class Shares, Institutional Service Class Shares and Advisor Class Shares. The Acquired Funds are validly existing series of UAM and have only Institutional Class Shares issued and outstanding;

     WHEREAS, AIC was organized on July 18, 1991 under Massachusetts law as a business trust under an Agreement and Declaration of Trust. AIC is an open-end management investment company registered under the 1940 Act. AIC has authorized capital consisting of an unlimited number of shares of beneficial interest with no par value of separate series of AIC. The Acquiring Funds are duly organized and validly existing series of AIC;

     NOW, THEREFORE, in consideration of the mutual promises herein contained and intending to be legally bound hereby, the parties hereto agree to effect the transfer of all of the assets of each Acquired Fund solely in exchange for the assumption by each corresponding Acquiring Fund of all of the liabilities of each Acquired Fund and shares of beneficial interest of the appropriate class of each corresponding Acquiring Fund ("Acquiring Fund Shares") followed by the distribution, at the Effective Time (as defined in Section 12 of this Agreement), of such Acquiring Fund Shares to the holders of Institutional Class Shares of each Acquired Fund ("Acquired Fund Shares") on the terms and conditions hereinafter set forth in liquidation of the Acquired Funds. The parties hereto covenant and agree as follows:

     1. PLAN OF REORGANIZATION. At the Effective Time, each Acquired Fund will assign, deliver and otherwise transfer all of its assets and good and marketable title thereto, and assign all of the liabilities as are set forth in a statement of assets and liabilities, to be prepared as of the Valuation Time (the "Statement of Assets and Liabilities") to the respective Acquiring Fund free and clear of all liens, encumbrances and adverse claims except as provided in this Agreement, and its respective Acquiring Fund shall acquire all assets, and shall assume all liabilities of its respective Acquired Fund, in exchange for delivery to the Acquired Fund by its respective Acquiring Fund of a number of Acquiring Fund Shares (both full and fractional) equivalent in number and value to the Acquired Fund Shares outstanding immediately prior to the Effective Time. Shareholders of record of Institutional Class Shares of an Acquired Fund at the Effective

Time will be credited with full and fractional Institutional Class Shares of an Acquiring Fund. The assets and liabilities of each Acquired Fund shall be exclusively assigned to and assumed by its respective Acquiring Fund. All debts, liabilities, obligations and duties of an Acquired Fund, to the extent that they exist at or after the Effective Time shall after the Effective Time attach to its respective Acquiring Fund and may be enforced against that Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund. The events outlined in this Section 1 are the "Reorganization."

     2. TRANSFER OF ASSETS. The assets of each Acquired Fund to be acquired by its corresponding Acquiring Funds and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable) as set forth in the Statement of Assets and Liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Acquired Fund and other property owned by the Acquired Fund at the Effective Time.

     3. CALCULATIONS.

          (a) The number of Acquiring Fund Shares issued to an Acquired Fund pursuant to Section 1 hereof will be the number of issued and outstanding Acquired Fund Shares at the Valuation Time.

          (b) The net asset value of each class of the Acquiring Fund Shares shall be the net asset value of its respective Acquired Fund's shares at the Valuation Time. The net asset value of shares of each class of an Acquired Fund shall be computed at the Valuation Time in the manner set forth in such Acquired Fund's then current prospectus under the Securities Act of 1933 (the "1933 Act").

     4. VALUATION OF ASSETS. The value of the assets of an Acquired Fund shall be the value of such assets computed as of the time at which the Acquired Fund's net asset value is calculated at the Valuation Time (as hereinafter defined). The net asset value of the assets of a class of an Acquired Fund to be transferred to its respective Acquiring Fund shall be computed by UAM (and shall be subject to adjustment by the amount, if any, agreed to by UAM and the Acquired Fund and AIC and the respective Acquiring Fund). In determining the value of the securities transferred by an Acquired Fund to its respective Acquiring Fund, each security shall be priced in accordance with the pricing policies and procedures of the Acquired Fund as described in its then current prospectus and statement of additional information. For such purposes, price quotations and the security characteristics relating to establishing such quotations shall be determined by UAM, provided that such determination shall be subject to the approval of AIC. UAM and AIC agree to use all commercially reasonable efforts to resolve, prior to the Valuation Time, any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Fund and those determined in accordance with the pricing policies and procedures of the Acquired Fund.

     5. VALUATION TIME. The valuation time shall be 4:00 p.m., Eastern Time, on June 21, 2002, or such earlier or later date and time as may be mutually agreed in writing by an authorized officer of each of the parties (the "Valuation Time"). Notwithstanding anything herein to the contrary, in the event that at the Valuation Time, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of AIC or UAM, accurate appraisal of the value of the net assets of an Acquiring Fund or an Acquired Fund is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Acquiring Fund is practicable.

     6. LIQUIDATION OF THE ACQUIRED FUNDS AND CANCELLATION OF SHARES. At the Effective Time, each Acquired Fund will liquidate and the Acquiring Fund Shares (both full and fractional) received by the Acquired Fund will be distributed to the shareholders of record of the Acquired Fund as of the Effective Time in exchange for its respective Acquired Fund Shares and in complete liquidation of the Acquired Fund. Each shareholder of the Acquired Fund will receive a number of Acquiring Fund Shares equal in number and value to the Acquired Fund Shares held by that shareholder, and each Acquiring Fund Share and its respective Acquired Fund Share will be of equivalent net asset value per share. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of each Acquiring Fund in the name of each shareholder of its respective Acquired Fund that represents the respective number of Acquiring Fund Shares due such shareholder. All of the issued and outstanding shares of each Acquired Fund shall be cancelled on the books of UAM at the Effective Time and shall thereafter represent only the right to receive Acquiring Fund Shares. Each Acquired Fund's transfer books shall be closed permanently. UAM also shall take any and all other steps as shall be necessary and proper to effect a complete termination of the Acquired Funds.

     7. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUNDS. Each Acquiring Fund represents and warrants to its respective Acquired Fund as follows:

          (a) ORGANIZATION, EXISTENCE, ETC. AIC is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted.

          (b) REGISTRATION AS INVESTMENT COMPANY. AIC is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

          (c) SHARES TO BE ISSUED UPON REORGANIZATION. The Acquiring Fund Shares to be issued by the Acquiring Fund in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable. Prior to the Effective Time, there shall be no issued and outstanding Acquiring Fund Shares or any other securities issued by the Acquiring Fund.

          (d) AUTHORITY RELATIVE TO THIS AGREEMENT. AIC, on behalf of each Acquiring Fund, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by AIC's Board of Trustees, and no other proceedings by the Acquiring Funds are necessary to authorize AIC's officers to effectuate this Agreement and the transactions contemplated hereby. Each of the Acquiring Funds is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

          (e) LIABILITIES. There are no liabilities of each Acquiring Fund, whether or not determined or determinable, other than liabilities incurred in the ordinary course of business subsequent to the Effective Time or otherwise disclosed to its respective Acquired Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Fund. AIC's Registration Statement, which is on file with the Securities and Exchange Commission (the "SEC"), does not contain an untrue statement of material fact or omit a material fact that is required to be stated therein or that is necessary to make the statements therein not misleading.

          (f) LITIGATION. Except as disclosed to an Acquired Fund, there are no claims, actions, suits or proceedings pending or, to the actual knowledge of its respective Acquiring Fund, threatened which would materially adversely affect the Acquiring Fund or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

          (g) CONTRACTS. Except for contracts and agreements disclosed to an Acquired Fund, under which no default exists, its respective Acquiring Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever with respect to the Acquiring Fund.

          (h) TAXES. As of the Effective Time, all Federal and other tax returns and reports of each Acquiring Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

     8. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED FUNDS. Each Acquired Fund represents and warrants to its respective Acquiring Fund as follows:

          (a) ORGANIZATION, EXISTENCE, ETC. UAM is a business trust duly organized and validly existing under the laws of the State of Delaware and has the power to carry on its business as it is now being conducted.

          (b) REGISTRATION AS INVESTMENT COMPANY. UAM is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

          (c) FINANCIAL STATEMENTS. The audited financial statements of UAM relating to the Acquired Funds for the fiscal year ended April 30, 2001 and unaudited financial statements of UAM relating to the Acquired Funds for the semi-annual period ended October 31, 2001 (the "Acquired Funds Financial Statements"), as delivered to the Acquiring Funds, fairly present the financial position of the Acquired Funds as of the dates thereof, and the results of its operations and changes in its net assets for the periods indicated.

          (d) MARKETABLE TITLE TO ASSETS. Each of the Acquired Funds will have, at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to its respective Acquiring Fund. Upon delivery and payment for such assets, each of the Acquiring Funds will have good and marketable title to such assets without restriction on the transfer thereof free and clear of all liens, encumbrances and adverse claims.

          (e) AUTHORITY RELATIVE TO THIS AGREEMENT. UAM, on behalf of the Acquired Funds, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by UAM's Board of Trustees, and, except for approval by the shareholders of each Acquired Fund, no other proceedings by that Acquired Fund are necessary to authorize UAM's officers to effectuate this Agreement and the transactions contemplated hereby. Each of the Acquired Funds is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

          (f) LIABILITIES. There are no liabilities of each Acquired Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquired Fund's Financial Statements and liabilities incurred in the ordinary course of business prior to the Effective Time, or otherwise disclosed to its respective Acquiring Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquired Fund. UAM's Registration Statement, which is on file with the SEC, does not contain an untrue statement of a material fact or omit a material fact that is required to be stated therein or that is necessary to make the statements therein not misleading.

          (g) LITIGATION. Except as disclosed to an Acquiring Fund, there are no claims, actions, suits or proceedings pending or, to the knowledge of the Acquired Fund, threatened which would materially adversely affect the Acquired Fund or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

          (h) CONTRACTS. Except for contracts and agreements disclosed to an Acquiring Fund, under which no default exists, its respective Acquired Fund, at the Effective Time, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

          (i) TAXES. As of the Effective Time, all Federal and other tax returns and reports of the Acquired Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

     9. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS.

          (a) All representations and warranties of each Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time. At the Effective Time, AIC shall have received a certificate from the President or Vice President of UAM, dated as of such date, certifying on behalf of UAM that as of such date that the conditions set forth in this clause (a) have been met.

          (b) The Acquiring Funds shall have received an opinion of counsel on behalf of the Acquired Funds, dated as of the Effective Time, addressed and in form and substance satisfactory to counsel for the Acquiring Funds, to the effect that (i) UAM is duly organized under the laws of the State of Delaware and the Acquired Funds are validly existing series of UAM; (ii) UAM is an open-end management investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite corporate action on behalf of UAM and this Agreement has been duly executed and delivered by UAM on behalf of the Acquired Funds and is a valid and binding obligation of UAM on behalf of the Acquired Funds, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally and such counsel shall express no opinion with respect to the application of equitable principles on any proceeding, whether at law or in equity, as to the enforceability of any provision of this Agreement relating to remedies after default, as to availability of any specific or equitable relief of any kind, with respect to the provisions of this Agreement intended to limit liability for a particular matter to a particular Acquired Fund and its assets, including but not limited to
     Section 22 of this Agreement or with respect to the provisions of this Agreement relating to indemnification; and (iv) to the best of counsel's knowledge, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for UAM to enter into this Agreement on behalf of the Acquired Funds or carry out its terms that has not been obtained other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Acquired Funds.

          (c) Each Acquired Fund shall have delivered to its respective Acquiring Fund at the Effective Time the Acquired Fund's Statement of Assets and Liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of UAM as to the aggregate asset value of the Acquired Fund's portfolio securities.

          (d) At the Effective Time, UAM shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by UAM prior to or at the Effective Time and AIC shall have received a certificate from the President or Vice President of UAM, dated as of such date, certifying on behalf of UAM that the conditions set forth in this clause (d) have been, and continue to be, satisfied.

     10. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUNDS.

          (a) All representations and warranties of each Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time. At the Effective Time, UAM shall have received a certificate from the President or Vice President of AIC, dated as of such date, certifying on behalf of AIC that as of such date that the conditions set forth in this clause (a) have been met.

          (b) The Acquired Funds shall have received an opinion of counsel on behalf of the Acquiring Funds, dated as of the Effective Time, addressed and in form and substance satisfactory to counsel for the Acquired Funds, to the effect that: (i) the Acquiring Funds are duly organized and validly existing series of AIC under the laws of the Commonwealth of Massachusetts;
     (ii) AIC is an open-end management investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite corporate action of AIC on behalf of each of the Acquiring Funds and this Agreement has been duly executed and delivered by the Acquiring Funds and is a valid and binding obligation of the Acquiring Funds, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for each of the Acquiring Funds to enter into this Agreement or carry out its terms that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Acquiring Funds; and (v) the Acquiring Fund Shares to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and non-assessable.

          (c) At the Effective Time, AIC shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by AIC prior to or at the Effective Time and UAM shall have received a certificate from the President or Vice President of AIC, dated as of such date, certifying on behalf of AIC that the conditions set forth in this clause (c) have been, and continue to be, satisfied.

     11. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS. The obligations of each Acquired Fund and each Acquiring Fund to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions:

          (a) With respect to the Acquired Funds, UAM will call a meeting of shareholders to consider and act upon this Agreement and to take all other actions reasonably necessary to obtain the approval by shareholders of each of the Acquired Funds of this Agreement and the transactions contemplated herein, including the Reorganization and the termination of the Acquired Funds if the Reorganization is consummated. UAM has prepared or will prepare a notice of meeting, form of proxy, and proxy statement (collectively, the "Proxy Materials") to be used in connection with such meeting; provided that each Acquiring Fund has furnished or will furnish information relating to it as is reasonably necessary for the preparation of the Proxy Materials.

          (b) The Registration Statement on Form N-1A of each Acquiring Fund shall be effective under the 1933 Act and, to the best knowledge of the Acquiring Funds, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

          (c) The shares of the Acquiring Funds shall have been duly qualified for offering to the public in all states of the United States, the Commonwealth of Puerto Rico and the District of Columbia (except where such qualifications are not required) so as to permit the transfer contemplated by this Agreement to be consummated.

          (d) The Acquired Funds and the Acquiring Funds shall have received on or before the Effective Time an opinion of counsel satisfactory to the Acquired Funds and the Acquiring Funds, based on customary officers' certificates provided by each, substantially to the effect that for Federal income tax purposes:

               (1) No gain or loss will be recognized by any Acquired Fund upon the transfer of its assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's stated liabilities;

               (2) No gain or loss will be recognized by any Acquiring Fund on its receipt of Acquired Fund assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities;

               (3) The basis of an Acquired Fund's assets in the corresponding Acquiring Fund's hands will be the same as the basis of those assets in the Acquired Fund's hands immediately before the Effective Time;

               (4) Each Acquiring Fund's holding period for the assets received by the corresponding Acquired Fund will include the holding period of those assets in the Acquired Fund's hands immediately before the Effective Time;

               (5) No gain or loss will be recognized by any Acquired Fund on the distribution of Acquiring Fund Shares to the Acquired Fund's shareholders in exchange for their Acquired Fund Shares;

               (6) No gain or loss will be recognized by any Acquired Fund shareholder as a result of the Acquired Fund's distribution of Acquiring Fund Shares to such shareholder in exchange for such shareholder's Acquired Fund Shares;

               (7) The basis of the Acquiring Fund Shares received by each Acquired Fund shareholder will be the same as the adjusted basis of that Acquired Fund shareholder's Acquired Fund Shares surrendered in exchange therefor; and

               (8) The holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include such shareholder's holding period for the Acquired Fund Shares surrendered in exchange therefor, provided that said Acquired Fund Shares were held as capital assets as of the Effective Time.

          (e) This Agreement and the Reorganization contemplated hereby shall have been approved by at least a majority of the outstanding shares of each of the Acquired Funds entitled to vote on the matter. However, the failure of one Acquired Fund to consummate the transactions contemplated hereby shall not affect the consummation or validity of the Reorganization with respect to the other Acquired Funds. The provisions of this Agreement shall be construed to effect this intent.

          (f) The Board of Trustees of AIC shall have approved this Agreement and authorized the issuance by each of the Acquiring Funds of Acquiring Fund Shares at the Effective Time in exchange for the assets of its respective Acquired Fund pursuant to the terms and provisions of this Agreement.

     12. EFFECTIVE TIME OF THE REORGANIZATION. The exchange of each Acquired Fund's assets for its respective Acquiring Fund Shares shall be effective as of opening of business on June 24, 2002, or at such other time and date as fixed by the mutual consent of the parties (the "Effective Time").

     13. TERMINATION. This Agreement and the transactions contemplated hereby may be terminated and abandoned without penalty by resolution of the Board of Trustees of UAM and/or by resolution of the Board of Trustees of AIC, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of both or either Board, make proceeding with the Agreement inadvisable.

     14. AMENDMENT. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, no such amendment may have the effect of changing the provisions for determining the number or value of Acquiring Fund Shares to be paid to the respective Acquired Fund's shareholders under this Agreement to the detriment of such Acquired Fund's shareholders.

     15. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

     16. NOTICES. Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed as follows:

      if to the Acquiring Funds:          if to the Acquired Funds:

      William E.  Zitelli, Esq.           Linda T. Gibson
      SEI Investments Company             Old Mutual (US) Holdings Inc.
      One Freedom Valley Drive            One International Place
      Oaks, PA 19456                      Boston, MA 02110

      with a copy to:                     with a copy to:

      Richard W.  Grant, Esq.             Audrey C.  Talley, Esq.
      Morgan, Lewis & Bockius LLP         Drinker Biddle & Reath LLP
      1701 Market Street                  One Logan Square
      Philadelphia, PA 19103              18th & Cherry Streets
                                          Philadelphia, PA 19103


     17. FEES AND EXPENSES.

          (a) Each of the Acquiring Funds and the Acquired Funds represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

          (b) Each Acquiring Fund shall pay its own Federal and state registration fees.

     18. INDEMNIFICATION.

          (a) AIC and the Acquiring Funds shall indemnify, defend and hold harmless the Acquired Funds, UAM, its Board of Directors, officers, employees and agents (collectively "Acquired Funds Indemnified Parties") against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending third-party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquired Funds Indemnified Parties, including amounts paid by any one or more of the Acquired Funds Indemnified Parties in a compromise or settlement of any such claim, action, suit or proceeding, or threatened third party claim, suit, action or proceeding made with the consent of AIC and the Acquiring Funds, arising from any untrue statement or alleged untrue statement of a material fact contained in the Proxy Materials, as filed and in effect with the SEC, or any application prepared by AIC and the Acquiring Funds with any state regulatory agency in connection with the transactions contemplated by this Agreement under the securities laws thereof ("Application"); or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that AIC and the Acquiring Funds shall only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about AIC and/or the Acquiring Funds or the transactions contemplated by this Agreement made in the Proxy Materials or any Application.

          (b) UAM, on behalf of the Acquired Funds, shall indemnify, defend, and hold harmless the Acquiring Funds, AIC, its Board of Trustees, officers, employees and agents ("Acquiring Funds Indemnified Parties") against all losses, claims, demands, liabilities, and expenses, including reasonable legal and other expenses incurred in defending third-party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquiring Funds Indemnified Parties, including amounts paid by any one or more of the Acquiring Funds Indemnified Parties in a compromise or settlement of any such claim, suit, action or proceeding made with the consent of UAM, on behalf of the Acquired Funds (if the Acquired Funds still exist), arising from any untrue statement or alleged untrue statement of a material fact contained in the Proxy Materials, as filed and in effect with the SEC or any Application; or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein and necessary to make the statements therein not misleading; provided, however, that UAM and the Acquired Funds shall only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about UAM and/or the applicable Acquired Funds or about the transactions contemplated by this Agreement made in the Proxy Materials or any Application.

          (c) A party seeking indemnification hereunder is hereinafter called the "indemnified party" and the party from whom the indemnified party is seeking indemnification hereunder is hereinafter called the "indemnifying party." Each indemnified party shall notify the indemnifying party in writing within ten (10) days of the receipt by one or more of the indemnified parties of any notice of legal process of any suit brought against or claim made against such indemnified party as to any matters covered by this
     Section 18, but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 18. The indemnifying party shall be entitled to participate at its own expense in the defense of any claim, action, suit, or proceeding covered by this Section 18, or, if it so elects, to assume at its own expense the defense thereof with counsel satisfactory to the indemnified parties; provided, however, if the defendants in any such action include both the indemnifying party and any indemnified party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assume such legal defense and to otherwise participate in the defense of such action on behalf of such indemnified party.

          (d) Upon receipt of notice from the indemnifying party to the indemnified parties of the election by the indemnifying party to assume the defense of such action, the indemnifying party shall not be liable to such indemnified parties under this Section 18 for any legal or other expenses subsequently incurred by such indemnified parties in connection with the defense thereof unless (i) the indemnified parties shall have employed such counsel in connection with the assumption of legal defenses in accordance with the provision of the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel); (ii) the indemnifying party does not employ counsel reasonably satisfactory to the indemnified parties to represent the indemnified parties within a reasonable time after notice of commencement of the action; or (iii) the indemnifying party has authorized the employment of counsel for the indemnified parties at its expense.

          (e) This Section 18 shall survive the termination of this Agreement and for a period of five years following the Effective Date.

     19. HEADINGS, COUNTERPARTS, ASSIGNMENT.

          (a) The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

          (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     20. ENTIRE AGREEMENT. Each of the Acquiring Funds and the Acquired Funds agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

     21. FURTHER ASSURANCES. Each of the Acquiring Funds and the Acquired Funds shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

     22. BINDING NATURE OF AGREEMENT. As provided in AIC's Declaration of Trust on file with the Secretary of State of the Commonwealth of Massachusetts, this Agreement was executed by the undersigned officers of AIC, on behalf of each of the Acquiring Funds, as officers and not individually, and the obligations of this Agreement are not binding upon the undersigned officers individually, but are binding only upon the assets and property of AIC. Moreover, no series of AIC shall be liable for the obligations of any other series of that trust. This Agreement was executed by the undersigned officers of UAM, on behalf of the Acquired Funds, as officers and not individually, and the obligations of this Agreement are not binding upon the undersigned officers individually, but are binding only upon the assets and property of UAM. Moreover, no series of UAM shall be liable for the obligations of any other series of that trust.

     UAM FUNDS TRUST, on behalf of its series, the Cambiar Opportunity Portfolio and Chicago Asset Management Value/Contrarian Portfolio

                                        By:_____________________

                                        Title:__________________

     THE ADVISORS' INNER CIRCLE FUND, on behalf of its series, the Cambiar Opportunity Portfolio and Chicago Asset Management Value Portfolio

                                        By:_____________________

                                        Title:____________________

                                                                       EXHIBIT D

                                 UAM FUNDS, INC.
                     DWIGHT LIMITED MATURITY BOND PORTFOLIO
                               PLAN OF LIQUIDATION

This Plan of Liquidation ("Plan") concerns the Dwight Limited Maturity Bond Portfolio (the "Portfolio"), a series of UAM Funds, Inc. (the "Fund"), which is a corporation organized and existing under the laws of the State of Maryland. The Portfolio began operations on December 18, 1989. The Fund is registered as an open-end management investment company registered under the Investment Company Act of 1940, as amended ("Act"). The Plan is intended to accomplish the complete liquidation and termination of the Portfolio in conformity with all provisions of Maryland law and the Fund's Articles of Incorporation and allow the Fund, in connection with the reorganization of certain portfolios of the Fund into The Advisors' Inner Circle Fund (the "AIC Transaction"), to dissolve under Maryland law. Approval of the Plan will also constitute approval of the dissolution of the Fund. Dissolution of the Fund will only occur if the Portfolio's shareholders approve the Plan and the remaining portfolios of the Fund separately vote in favor of the AIC Transaction, which includes approval of the dissolution of the Fund. If the shareholders of the Portfolio or one or more of the portfolios of the Fund do not vote for the respective Plan or AIC Transaction, as the case may be, the Board will take such appropriate action as it deems to be in the best interest of that portfolio's shareholders and those Fund portfolios whose shareholders approved the Plan or the AIC Transaction will proceed to liquidate or reorganize.

WHEREAS, the Fund's Board of Directors, on behalf of the Portfolio, has determined that it is in the best interests of the Portfolio and its shareholders to liquidate and terminate the Portfolio, and for the Fund to dissolve under state law;

WHEREAS, at a meeting of the Board of Directors on September 7, 2001, the Board considered and adopted a form of this Plan as the method of liquidating and terminating the Portfolio and directed that this Plan be submitted to shareholders of the Portfolio for approval;

WHEREAS, a form of this Plan was reapproved by the Fund's Board of Directors on December 4, 2001;

WHEREAS, on March 21, 2002, the Fund's Board of Directors approved and amended a form of this Plan, authorized the Fund's officers to modify the Plan to add the dissolution of the Fund under state law and directed that this Plan be submitted to shareholders of the Portfolio for approval;

NOW THEREFORE, the liquidation and termination of the Portfolio shall be carried out in the manner hereinafter set forth:

1. EFFECTIVE DATE OF PLAN. The Plan shall be and become effective only upon the adoption and approval of the Plan, at a meeting of shareholders called for the purpose of voting upon the Plan, by the affirmative vote of the holders of a majority of the votes entitled to be cast of the Portfolio. The day of such adoption and approval by shareholders is hereinafter called the "Effective Date."

2. LIQUIDATION AND TERMINATION. The Portfolio shall be liquidated and terminated as promptly as practicable, in accordance with the laws of the State of Maryland and the Fund's Articles of Incorporation.

3. CESSATION OF BUSINESS. After the Effective Date of the Plan, the Portfolio shall cease its business as an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs, marshalling and preserving the value of its assets and distributing its assets to shareholders of the Portfolio in accordance with the provisions of the Plan after the payment to (or reservation of assets for payment to) all creditors of the Portfolio.

4. RESTRICTION OF TRANSFER AND REDEMPTION OF SHARES. The proportionate interests of shareholders in the assets of the Portfolio shall be fixed on the basis of their respective shareholdings at the close of business on the Effective Date of the Plan. On the Effective Date, the books of the Portfolio shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the State of Maryland or otherwise, the shareholders' respective interests in the Portfolio's assets shall not be transferable by the negotiation of stock certificates.

5. LIQUIDATION OF ASSETS. As soon as is reasonable and practicable after the Effective Date, all portfolio securities of the Portfolio shall be converted to cash or cash equivalents.

6. PAYMENT OF DEBTS. As soon as practicable after the Effective Date, the Portfolio shall determine and pay, or set aside in cash equivalent, the amount of all known or reasonably ascertainable liabilities of the Portfolio incurred or expected to be incurred prior to the date of liquidating distribution provided for in Section 7, below.

7. LIQUIDATING DISTRIBUTION. As soon as possible after the Effective Date of the Plan, and in any event within 14 days thereafter, the Portfolio shall mail the following to each shareholder of record on the Effective Date: (1) to each shareholder not holding stock certificates of the Portfolio, a liquidating distribution equal to the shareholder's proportionate interest in the net assets of the Portfolio; (2) to each shareholder holding stock certificates of the Portfolio, a confirmation showing such shareholder's proportionate interest in the net assets of the Portfolio with an advice that such shareholder will be paid in cash upon return of the stock certificate; and (3) information concerning the sources of the liquidating distribution.

8. TERMINATION OF THE FUND. Subject to the requisite shareholder approval of the Plan and subject further to the approval of the AIC Transaction by the Fund's shareholders entitled to vote thereon, the Fund will be dissolved in accordance with applicable Maryland law.

9. MANAGEMENT AND EXPENSES OF THE PORTFOLIO SUBSEQUENT TO THE LIQUIDATING DISTRIBUTION. Dwight Asset Management Company shall bear all expenses incurred by the Portfolio in carrying out this Plan of Liquidation including, but not limited to, all printing, legal, accounting, custodian and transfer agency fees, and the expenses of any reports to or meeting of shareholders. Any expenses and liabilities attributed to the Portfolio subsequent to the mailing of the liquidating distribution will be borne by Dwight Asset Management Company.

10. POWER OF BOARD OF DIRECTORS. The Board and the officers, subject to the authority of the directors, shall have authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of all certificates, documents, information returns, tax returns and other papers which may be necessary or appropriate to implement the Plan. The death, resignation or disability of any director or any officer of the

Fund shall not impair the authority of the surviving or remaining directors or officers to exercise any of the powers provided for in the Plan.

11. AMENDMENT OF PLAN. The Board shall have the authority to authorize such variations from or amendments of the provisions of the Plan as may be necessary or appropriate to effect the marshalling of Portfolio assets and the complete liquidation and termination of the existence of the Portfolio, and the distribution of its net assets to shareholders in accordance with the laws of the State of Maryland and the purposes to be accomplished by the Plan.



UAM FUNDS, INC.
On behalf of Dwight Limited Maturity Bond Portfolio
For the Board of Directors


By:  ______________________
     Name:
     Title:


Accepted:


DWIGHT ASSET MANAGEMENT COMPANY


By:  ______________________
     Name:
     Title:

                                 UAM FUNDS, INC.
                            One Freedom Valley Drive
                               Oaks, PA 19456-1100


                       ACADIAN EMERGING MARKETS PORTFOLIO


                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                THE SPECIAL MEETING OF SHAREHOLDERS, JUNE 7, 2002

     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Sherry Kajdan Vetterlein and Stephanie Cavanagh as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of UAM Funds, Inc. ("UAM") and the Acadian Emerging Markets Portfolio of UAM to be held in the offices of UAM's administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, at 10:00 a.m., Eastern time on June 7, 2002, and any adjournments or postponements thereof (the "Meeting") all shares of stock of said UAM that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below with respect to the proposed Agreement and Plan of Reorganization and Liquidation between UAM, on behalf of its Acadian Emerging Markets Portfolio and the other UAM Portfolios, and The Advisors' Inner Circle Fund (the "AIC Trust"), on behalf of its Acadian Emerging Markets Portfolio and the other AIC Trust Portfolios (the "Agreement") and, in accordance with their own discretion, any other matters properly brought before the Meeting.

     THE BOARD OF DIRECTORS OF UAM RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL Approve (i) the transfer of all of the assets and all of the liabilities of UAM's Acadian Emerging Markets Portfolio to the AIC Trust's Acadian Emerging Markets Portfolio in exchange for certain shares of such portfolio, as set forth in the Agreement;
               (ii) the distribution of the shares of the AIC Trust's Acadian Emerging Markets Portfolio so received to the shareholders of UAM's Acadian Emerging Markets Portfolio; (iii) the transfer of all of the assets and all of the liabilities of UAM to the AIC Trust; and (iv) the subsequent dissolution of UAM under Maryland law (such dissolution to occur only if all UAM portfolios, including the Dwight Limited Maturity Bond Portfolio, approve the dissolution).

               ____For            ____Against           ____Abstain

     This Proxy will, when properly executed, be voted as directed herein by the signing shareholder. IF A DULY EXECTUTED PROXY IS RETURNED WITHOUT A BOX MARKED, THE PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

     The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Directors. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the Shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.



Dated: _____________________, 2002          ___________________________
                                            Signature of Shareholder


                                            ___________________________
                                            Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

TELEPHONE AND INTERNET VOTING INSTRUCTIONS:

To vote by Telephone:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Call ___________

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

To vote by Internet:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Go to web site at WWW.PROXYVOTE.COM.

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

                                 UAM FUNDS, INC.
                            One Freedom Valley Drive
                               Oaks, PA 19456-1100


                     DWIGHT LIMITED MATURITY BOND PORTFOLIO

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                THE SPECIAL MEETING OF SHAREHOLDERS, JUNE 7, 2002

     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Sherry Kajdan Vetterlein and Stephanie Cavanagh as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of UAM Funds, Inc. ("UAM") and the Dwight Limited Maturity Bond Portfolio of UAM to be held in the offices of UAM's administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, at 10:00 a.m., Eastern time on June 7, 2002, and any adjournments or postponements thereof (the "Meeting") all shares of stock of said UAM that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below with respect to the proposed Plan of liquidation, which calls for the liquidation and termination of the Dwight Limited Maturity Bond Portfolio and, in accordance with their own discretion, any other matters properly brought before the Meeting.

     THE BOARD OF DIRECTORS OF UAM RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL Approve (i) the liquidation and termination of the Dwight Limited Maturity Bond Portfolio, as set forth in a Plan of Liquidation adopted by the Board of Directors of UAM; and (ii) the subsequent
               dissolution   of  UAM under  Maryland  law, such dissolution to
               occur only if the shareholders of the other series of UAM approve the dissolution of UAM.

               ____For            ____Against           ____Abstain

     This Proxy will, when properly executed, be voted as directed herein by the signing shareholder. IF A DULY EXECUTED PROXY IS RETURNED WITHOUT A BOX MARKED, THE PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

     The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Directors. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the Shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated: _____________________, 2002          ___________________________
                                            Signature of Shareholder


                                            ___________________________
                                            Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

TELEPHONE AND INTERNET VOTING INSTRUCTIONS:

To vote by Telephone:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Call ___________

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

To vote by Internet:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Go to web site at WWW.PROXYVOTE.COM.

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

                                 UAM FUNDS, INC.
                            One Freedom Valley Drive
                               Oaks, PA 19456-1100


                           FMA SMALL COMPANY PORTFOLIO

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                THE SPECIAL MEETING OF SHAREHOLDERS, JUNE 7, 2002


     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Sherry Kajdan Vetterlein and Stephanie Cavanagh as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of UAM Funds, Inc. ("UAM") and the FMA Small Company Portfolio of UAM to be held in the offices of UAM's administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, at 10:00 a.m., Eastern time on June 7, 2002, and any adjournments or postponements thereof (the
"Meeting") all shares of stock of said UAM that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below with respect to the proposed Agreement and Plan of Reorganization and Liquidation between UAM, on behalf of its FMA Small Company Portfolio and the other UAM Portfolios, and The Advisors' Inner Circle Fund (the "AIC Trust"), on behalf of its FMA Small Company Portfolio and the other AIC Trust Portfolios (the "Agreement") and, in accordance with their own discretion, any other matters properly brought before the Meeting.

     THE BOARD OF DIRECTORS OF UAM RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL Approve (i) the transfer of all of the assets and all of the liabilities of UAM's FMA Small Company Portfolio to the AIC Trust's FMA Small Company Portfolio in exchange for certain shares of such portfolio, as set forth in the Agreement; (ii) the distribution of the shares of the AIC Trust's FMA Small Company Portfolio so received to the shareholders of UAM's FMA Small Company Portfolio; (iii) the transfer of all of the assets and all of the liabilities of UAM and the AIC Trust; and (iv) the subsequent dissolution of UAM under Maryland law (such dissolution to occur only if all UAM portfolios, including the Dwight Limited Maturity Bond Portfolio, approve the dissolution).

               ____For            ____Against           ____Abstain

     This Proxy will, when properly executed, be voted as directed herein by the signing shareholder. IF A DULY EXECUTED PROXY IS RETURNED WITHOUT A BOX MARKED, THE PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

     The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Directors. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the Shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________________, 2002          ___________________________
                                            Signature of Shareholder


                                            ___________________________
                                            Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

TELEPHONE AND INTERNET VOTING INSTRUCTIONS:

To vote by Telephone:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Call ___________

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

To vote by Internet:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Go to web site at WWW.PROXYVOTE.COM.

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

                                 UAM FUNDS, INC.
                            One Freedom Valley Drive
                               Oaks, PA 19456-1100


                           ICM SMALL COMPANY PORTFOLIO

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                THE SPECIAL MEETING OF SHAREHOLDERS, JUNE 7, 2002


     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Sherry Kajdan Vetterlein and Stephanie Cavanagh as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of UAM Funds, Inc. ("UAM") and the ICM Small Company Portfolio of UAM to be held in the offices of UAM's administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, at 10:00 a.m., Eastern time on June 7, 2002, and any adjournments or postponements thereof (the
"Meeting") all shares of stock of said UAM that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below with respect to the proposed Agreement and Plan of Reorganization and Liquidation between UAM, on behalf of its ICM Small Company Portfolio and the other UAM Portfolios, and The Advisors' Inner Circle Fund (the "AIC Trust"), on behalf of its ICM Small Company Portfolio and the other AIC Trust Portfolios (the "Agreement") and, in accordance with their own discretion, any other matters properly brought before the Meeting.

     THE BOARD OF DIRECTORS OF UAM RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL Approve (i) the transfer of all of the assets and all of the liabilities of UAM's ICM Small Company Portfolio to the AIC Trust's ICM Small Company Portfolio in exchange for certain shares of such portfolio, as set forth in the Agreement; (ii) the distribution of the shares of the AIC Trust's ICM Small Company Portfolio so received to the shareholders of UAM's ICM Small Company Portfolio; (iii) the transfer of all of the assets and all of the liabilities of UAM to the AIC Trust; and (iv) the subsequent dissolution of UAM under Maryland law (such dissolution to occur only if all UAM portfolios, including the Dwight Limited Maturity Bond Portfolio, approve the dissolution).

               ____For            ____Against           ____Abstain

     This Proxy will, when properly executed, be voted as directed herein by the signing shareholder. IF A DULY EXECUTED PROXY IS RETURNED WITHOUT A BOX MARKED, THE PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

     The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Directors. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the Shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________________, 2002          ___________________________
                                            Signature of Shareholder


                                            ___________________________
                                            Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

TELEPHONE AND INTERNET VOTING INSTRUCTIONS:

To vote by Telephone:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Call ___________

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

To vote by Internet:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Go to web site at WWW.PROXYVOTE.COM.

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

                                 UAM FUNDS, INC.
                            One Freedom Valley Drive
                               Oaks, PA 19456-1100


                           INDEPENDENCE SMALL CAP FUND

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                THE SPECIAL MEETING OF SHAREHOLDERS, JUNE 7, 2002


     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Sherry Kajdan Vetterlein and Stephanie Cavanagh as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of UAM Funds, Inc. ("UAM") and the
Independence Small Cap Fund of UAM to be held in the offices of UAM's administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, at 10:00 a.m., Eastern time on June 7, 2002, and any adjournments or postponements thereof (the "Meeting") all shares of stock of said UAM that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below with respect to the proposed Agreement and Plan of Reorganization and Liquidation between UAM, on behalf of its Independence Small Cap Fund and the other UAM Portfolios, and The Advisors' Inner Circle Fund (the "AIC Trust"), on behalf of its Independence Small Cap Portfolio and the other AIC Trust Portfolios (the "Agreement") and, in accordance with their own discretion, any other matters properly brought before the Meeting.

     THE BOARD OF DIRECTORS OF UAM RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL Approve (i) the transfer of all of the assets and all of the liabilities of UAM's Independence Small Cap Fund to the AIC Trust's Independence Small Cap Portfolio in exchange for certain shares of such portfolio, as set forth in the Agreement; (ii) the distribution of the shares of the AIC Trust's Independence Small Cap Portfolio so received to the shareholders of UAM's Independence Small Cap Fund; (iii) the transfer of all of the assets and all of the liabilities of UAM to the AIC Trust; and
               (iv) the subsequent dissolution of UAM under Maryland law (such dissolution to occur only if all UAM portfolios, including the Dwight Limited Maturity Bond Portfolio, approve the dissolution).

               ____For            ____Against           ____Abstain

     This Proxy will, when properly executed, be voted as directed herein by the signing shareholder. IF A DULY EXECUTED PROXY IS RETURNED WITHOUT A BOX MARKED, THE PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

     The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Directors. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the Shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________________, 2002          ___________________________
                                            Signature of Shareholder


                                            ___________________________
                                            Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

TELEPHONE AND INTERNET VOTING INSTRUCTIONS:

To vote by Telephone:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Call ___________

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

To vote by Internet:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Go to web site at WWW.PROXYVOTE.COM.

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

                                 UAM FUNDS, INC.
                            One Freedom Valley Drive
                               Oaks, PA 19456-1100


                      MCKEE INTERNATIONAL EQUITY PORTFOLIO

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                THE SPECIAL MEETING OF SHAREHOLDERS, JUNE 7, 2002


     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Sherry Kajdan Vetterlein and Stephanie Cavanagh as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of UAM Funds, Inc. ("UAM") and the McKee International Equity Portfolio of UAM to be held in the offices of UAM's administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, at 10:00 a.m., Eastern time on June 7, 2002, and any adjournments or postponements thereof (the "Meeting") all shares of stock of said UAM that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below with respect to the proposed Agreement and Plan of Reorganization and Liquidation between UAM, on behalf of its McKee International Equity Portfolio and the other UAM Portfolios, and The Advisors' Inner Circle Fund (the "AIC Trust"), on behalf of its McKee International Equity Portfolio and the other AIC Trust Portfolios (the "Agreement") and, in accordance with their own discretion, any other matters properly brought before the Meeting.

     THE BOARD OF DIRECTORS OF UAM RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL Approve (i) the transfer of all of the assets and all of the liabilities of UAM's McKee International Equity Portfolio to the AIC Trust's McKee International Equity Portfolio in exchange for certain shares of such portfolio, as set forth in the Agreement;
               (ii) the distribution of the shares of the AIC Trust's McKee International Equity Portfolio so received to the shareholders of UAM's McKee International Equity Portfolio; (iii) the transfer of all of the assets and all of the liabilities of UAM to the AIC Trust; and (iv) the subsequent dissolution of UAM under Maryland law (such dissolution to occur only if all UAM portfolios, including the Dwight Limited Maturity Bond Portfolio, approve the dissolution).

               ____For            ____Against           ____Abstain

     This Proxy will, when properly executed, be voted as directed herein by the signing shareholder. IF A DULY EXECUTED PROXY IS RETURNED WITHOUT A BOX
MARKED, THE PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

     The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Directors. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the Shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________________, 2002          ___________________________
                                            Signature of Shareholder


                                            ___________________________
                                            Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

TELEPHONE AND INTERNET VOTING INSTRUCTIONS:

To vote by Telephone:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Call ___________

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

To vote by Internet:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Go to web site at WWW.PROXYVOTE.COM.

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

                                 UAM FUNDS, INC.
                            One Freedom Valley Drive
                               Oaks, PA 19456-1100


                      RICE, HALL JAMES MICRO CAP PORTFOLIO

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                THE SPECIAL MEETING OF SHAREHOLDERS, JUNE 7, 2002


     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Sherry Kajdan Vetterlein and Stephanie Cavanagh as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of UAM Funds, Inc. ("UAM") and the Rice, Hall James Micro Cap Portfolio of UAM to be held in the offices of UAM's administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, at 10:00 a.m., Eastern time on June 7, 2002, and any adjournments or postponements thereof (the "Meeting") all shares of stock of said UAM that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below with respect to the proposed Agreement and Plan of Reorganization and Liquidation between UAM, on behalf of its Rice, Hall James Micro Cap Portfolio and the other UAM Portfolios, and The Advisors' Inner Circle Fund (the "AIC Trust"), on behalf of its Rice, Hall James Micro Cap Portfolio and the other AIC Trust Portfolios (the "Agreement") and, in accordance with their own discretion, any other matters properly brought before the Meeting.

     THE BOARD OF DIRECTORS OF UAM RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL Approve (i) the transfer of all of the assets and all of the liabilities of UAM's Rice, Hall James Micro Cap Portfolio to the AIC Trust's Rice, Hall James Micro Cap Portfolio in exchange for certain shares of such portfolio, as set forth in the Agreement;
               (ii) the distribution of the shares of the AIC Trust's Rice, Hall James Micro Cap Portfolio so received to the shareholders of UAM's Rice, Hall James Micro Cap Portfolio; (iii) the transfer of all of the assets and all of the liabilities of UAM to the AIC Trust; and (iv) the subsequent dissolution of UAM under Maryland law (such dissolution to occur only if all UAM portfolios, including the Dwight Limited Maturity Bond Portfolio, approve the dissolution).

               ____For            ____Against           ____Abstain

     This Proxy will, when properly executed, be voted as directed herein by the signing shareholder. IF A DULY EXECUTED PROXY IS RETURNED WITHOUT A BOX MARKED, THE PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

     The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Directors. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the Shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________________, 2002          ___________________________
                                            Signature of Shareholder


                                            ___________________________
                                            Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

TELEPHONE AND INTERNET VOTING INSTRUCTIONS:

To vote by Telephone:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Call ___________

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

To vote by Internet:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Go to web site at WWW.PROXYVOTE.COM.

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

                                 UAM FUNDS, INC.
                            One Freedom Valley Drive
                               Oaks, PA 19456-1100


                    RICE, HALL JAMES SMALL/MID CAP PORTFOLIO

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                THE SPECIAL MEETING OF SHAREHOLDERS, JUNE 7, 2002


     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Sherry Kajdan Vetterlein and Stephanie Cavanagh as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of UAM Funds, Inc. ("UAM") and the Rice, Hall James Small/Mid Cap Portfolio of UAM to be held in the offices of UAM's administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, at 10:00 a.m., Eastern time on June 7, 2002, and any adjournments or postponements thereof (the "Meeting") all shares of stock of said UAM that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below with respect to the proposed Agreement and Plan of Reorganization and Liquidation between UAM, on behalf of its Rice, Hall James Small/Mid Cap Portfolio and the other UAM Portfolios, and The Advisors' Inner Circle Fund (the "AIC Trust"), on behalf of its Rice, Hall James Small/Mid Cap Portfolio and the other AIC Trust Portfolios (the "Agreement") and, in accordance with their own discretion, any other matters properly brought before the Meeting.

     THE BOARD OF DIRECTORS OF UAM RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL Approve (i) the transfer of all of the assets and all of the liabilities of UAM's Rice, Hall James Small/Mid Cap Portfolio to the AIC Trust's Rice, Hall James Small/Mid Cap Portfolio in exchange for certain shares of such portfolio, as set forth in the Agreement; (ii) the distribution of the shares of the AIC Trust's Rice, Hall James Small/Mid Cap Portfolio so received to the shareholders of UAM's Rice, Hall James Small/Mid Cap Portfolio; (iii) the transfer of all of the assets and all of the liabilities of UAM to the AIC Trust; and (iv) the subsequent dissolution of UAM under Maryland law (such dissolution to occur only if all UAM portfolios, including the Dwight Limited Maturity Bond Portfolio, approve the dissolution).

               ____For            ____Against           ____Abstain

     This Proxy will, when properly executed, be voted as directed herein by the signing shareholder. IF A DULY EXECUTED PROXY IS RETURNED WITHOUT A BOX MARKED, THE PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

     The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Directors. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the Shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated: _____________________, 2002          ___________________________
                                            Signature of Shareholder


                                            ___________________________
                                            Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

TELEPHONE AND INTERNET VOTING INSTRUCTIONS:

To vote by Telephone:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Call ___________

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

To vote by Internet:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Go to web site at WWW.PROXYVOTE.COM.

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

                                 UAM FUNDS, INC.
                            One Freedom Valley Drive
                               Oaks, PA 19456-1100


                              SIRACH BOND PORTFOLIO

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                THE SPECIAL MEETING OF SHAREHOLDERS, JUNE 7, 2002


     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Sherry Kajdan Vetterlein and Stephanie Cavanagh as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of UAM Funds, Inc. ("UAM") and the Sirach Bond Portfolio of UAM to be held in the offices of UAM's administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, at 10:00 a.m., Eastern time on June 7, 2002, and any adjournments or postponements thereof (the
"Meeting") all shares of stock of said UAM that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below with respect to the proposed Agreement and Plan of Reorganization and Liquidation between UAM, on behalf of its Sirach Bond Portfolio and the other UAM Portfolios, and The Advisors' Inner Circle Fund (the "AIC Trust"), on behalf of its Sirach Bond Portfolio and the other AIC Trust Portfolios (the "Agreement") and, in accordance with their own discretion, any other matters properly brought before the Meeting.

     THE BOARD OF DIRECTORS OF UAM RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL Approve (i) the transfer of all of the assets and all of the liabilities of UAM's Sirach Bond Portfolio to the AIC Trust's Sirach Bond Portfolio in exchange for certain shares of such portfolio, as set forth in the Agreement; (ii) the distribution of the shares of the AIC Trust's Sirach Bond Portfolio so received to the shareholders of UAM's Sirach Bond Portfolio;
               (iii) the transfer of all of the assets and all of the liabilities of UAM to the AIC Trust; and (iv) the subsequent dissolution of UAM under Maryland law (such dissolution to occur only if all UAM portfolios, including the Dwight Limited Maturity Bond Portfolio, approve the dissolution).

               ____For            ____Against           ____Abstain

     This Proxy will, when properly executed, be voted as directed herein by the signing shareholder. IF A DULY EXECUTED PROXY IS RETURNED WITHOUT A BOX MARKED, THE PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

     The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Directors. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the Shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________________, 2002          ___________________________
                                            Signature of Shareholder


                                            ___________________________
                                            Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

TELEPHONE AND INTERNET VOTING INSTRUCTIONS:

To vote by Telephone:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Call ___________

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

To vote by Internet:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Go to web site at WWW.PROXYVOTE.COM.

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

                                 UAM FUNDS, INC.
                            One Freedom Valley Drive
                               Oaks, PA 19456-1100


                             SIRACH GROWTH PORTFOLIO

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                THE SPECIAL MEETING OF SHAREHOLDERS, JUNE 7, 2002


     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Sherry Kajdan Vetterlein and Stephanie Cavanagh as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of UAM Funds, Inc. ("UAM") and the Sirach Growth Portfolio of UAM to be held in the offices of UAM's administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, at 10:00 a.m., Eastern time on June 7, 2002, and any adjournments or postponements thereof (the
"Meeting") all shares of stock of said UAM that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below with respect to the proposed Agreement and Plan of Reorganization and Liquidation between UAM, on behalf of its Sirach Growth Portfolio and the other UAM Portfolios, and The Advisors' Inner Circle Fund (the "AIC Trust"), on behalf of its Sirach Growth Portfolio and the other AIC Trust Portfolios (the "Agreement") and, in accordance with their own discretion, any other matters properly brought before the Meeting.

     THE BOARD OF DIRECTORS OF UAM RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL Approve (i) the transfer of all of the assets and all of the liabilities of UAM's Sirach Growth Portfolio to the AIC Trust's Sirach Growth Portfolio in exchange for certain shares of such portfolio, as set forth in the Agreement; (ii) the distribution of the shares of the AIC Trust's Sirach Growth Portfolio so received to the shareholders of UAM's Sirach Growth Portfolio;
               (iii) the transfer of all of the assets and all of the liabilities of UAM to the AIC Trust; and (iv) the subsequent dissolution of UAM under Maryland law (such dissolution to occur only if all UAM portfolios, including the Dwight Limited Maturity Bond Portfolio, approve the dissolution).

               ____For            ____Against           ____Abstain

     This Proxy will, when properly executed, be voted as directed herein by the signing shareholder. IF A DULY EXECUTED PROXY IS RETURNED WITHOUT A BOX MARKED, THE PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

     The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Directors. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the Shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated: _____________________, 2002          ___________________________
                                            Signature of Shareholder


                                            ___________________________
                                            Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

TELEPHONE AND INTERNET VOTING INSTRUCTIONS:

To vote by Telephone:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Call ___________

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

To vote by Internet:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Go to web site at WWW.PROXYVOTE.COM.

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

                                 UAM FUNDS, INC.
                            One Freedom Valley Drive
                               Oaks, PA 19456-1100


                             SIRACH EQUITY PORTFOLIO

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                THE SPECIAL MEETING OF SHAREHOLDERS, JUNE 7, 2002


     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Sherry Kajdan Vetterlein and Stephanie Cavanagh as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of UAM Funds, Inc. ("UAM") and the Sirach Equity Portfolio of UAM to be held in the offices of UAM's administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, at 10:00 a.m., Eastern time on June 7, 2002, and any adjournments or postponements thereof (the
"Meeting") all shares of stock of said UAM that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below with respect to the proposed Agreement and Plan of Reorganization and Liquidation between UAM, on behalf of its Sirach Equity Portfolio and the other UAM Portfolios, and The Advisors' Inner Circle Fund (the "AIC Trust"), on behalf of its Sirach Equity Portfolio and the other AIC Trust Portfolios (the "Agreement") and, in accordance with their own discretion, any other matters properly brought before the Meeting.

     THE BOARD OF DIRECTORS OF UAM RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL Approve (i) the transfer of all of the assets and all of the liabilities of UAM's Sirach Equity Portfolio to the AIC Trust's Sirach Equity Portfolio in exchange for certain shares of such portfolio, as set forth in the Agreement; (ii) the distribution of the shares of the AIC Trust's Sirach Equity Portfolio so received to the shareholders of UAM's Sirach Equity Portfolio;
               (iii) the transfer of all of the assets and all of the liabilities of UAM to the AIC Trust; and (iv) the subsequent dissolution of UAM under Maryland law (such dissolution to occur only if all UAM portfolios, including the Dwight Limited Maturity Bond Portfolio, approve the dissolution).

               ____For            ____Against           ____Abstain

     This Proxy will, when properly executed, be voted as directed herein by the signing shareholder. IF A DULY EXECUTED PROXY IS RETURNED WITHOUT A BOX MARKED, THE PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

     The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Directors. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the Shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated: _____________________, 2002          ___________________________
                                            Signature of Shareholder


                                            ___________________________
                                            Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

TELEPHONE AND INTERNET VOTING INSTRUCTIONS:

To vote by Telephone:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Call ___________

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

To vote by Internet:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Go to web site at WWW.PROXYVOTE.COM.

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

                                 UAM FUNDS, INC.
                            One Freedom Valley Drive
                               Oaks, PA 19456-1100


                       SIRACH STRATEGIC BALANCED PORTFOLIO

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                THE SPECIAL MEETING OF SHAREHOLDERS, JUNE 7, 2002


     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Sherry Kajdan Vetterlein and Stephanie Cavanagh as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of UAM Funds, Inc. ("UAM") and the Sirach Strategic Balanced Portfolio of UAM to be held in the offices of UAM's administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, at 10:00 a.m., Eastern time on June 7, 2002, and any adjournments or postponements thereof (the "Meeting") all shares of stock of said UAM that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below with respect to the proposed Agreement and Plan of Reorganization and Liquidation between UAM, on behalf of its Sirach Strategic Balanced Portfolio and the other UAM Portfolios, and The Advisors' Inner Circle Fund (the "AIC Trust"), on behalf of its Sirach Strategic Balanced Portfolio and the other AIC Trust Portfolios (the "Agreement") and, in accordance with their own discretion, any other matters properly brought before the Meeting.

     THE BOARD OF DIRECTORS OF UAM RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL Approve (i) the transfer of all of the assets and all of the liabilities of UAM's Sirach Strategic Balanced Portfolio to the AIC Trust's Sirach Strategic Balanced Portfolio in exchange for certain shares of such portfolio, as set forth in the Agreement;
               (ii) the distribution of the shares of the AIC Trust's Sirach Strategic Balanced Portfolio so received to the shareholders of UAM's Sirach Strategic Balanced Portfolio; (iii) the transfer of all of the assets and all of the liabilities of UAM to the AIC Trust; and (iv) the subsequent dissolution of UAM under Maryland law (such dissolution to occur only if all UAM portfolios, including the Dwight Limited Maturity Bond Portfolio, approve the dissolution).

               ____For            ____Against           ____Abstain

     This Proxy will, when properly executed, be voted as directed herein by the signing shareholder. IF A DULY EXECUTED PROXY IS RETURNED WITHOUT A BOX MARKED, THE PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL and will be voted in the appointed proxies' discretion upon such other business as may properly come before the meeting.

     The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Directors. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the Shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________________, 2002          ___________________________
                                            Signature of Shareholder


                                            ___________________________
                                            Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

TELEPHONE AND INTERNET VOTING INSTRUCTIONS:

To vote by Telephone:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Call ___________

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

To vote by Internet:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Go to web site at WWW.PROXYVOTE.COM.

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

                                 UAM FUNDS, INC.
                            One Freedom Valley Drive
                               Oaks, PA 19456-1100


                         SIRACH SPECIAL EQUITY PORTFOLIO

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                THE SPECIAL MEETING OF SHAREHOLDERS, JUNE 7, 2002


     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Sherry Kajdan Vetterlein and Stephanie Cavanagh as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of UAM Funds, Inc. ("UAM") and the Sirach Special Equity Portfolio of UAM to be held in the offices of UAM's administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, at 10:00 a.m., Eastern time on June 7, 2002, and any adjournments or postponements thereof (the "Meeting") all shares of stock of said UAM that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below with respect to the proposed Agreement and Plan of Reorganization and Liquidation between UAM, on behalf of its Sirach Special Equity Portfolio and the other UAM Portfolios, and The Advisors' Inner Circle Fund (the "AIC Trust"), on behalf of its Sirach Special Equity Portfolio and the other AIC Trust Portfolios (the "Agreement") and, in accordance with their own discretion, any other matters properly brought before the Meeting.

     THE BOARD OF DIRECTORS OF UAM RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL Approve (i) the transfer of all of the assets and all of the liabilities of UAM's Sirach Special Equity Portfolio to the AIC Trust's Sirach Special Equity Portfolio in exchange for certain shares of such portfolio, as set forth in the Agreement; (ii) the distribution of the shares of the AIC Trust's Sirach Special Equity Portfolio so received to the shareholders of UAM's Sirach Special Equity Portfolio; (iii) the transfer of all of the assets and all of the liabilities of UAM to the AIC Trust; and (iv) the subsequent dissolution of UAM under Maryland law (such dissolution to occur only if all UAM portfolios, including the Dwight Limited Maturity Bond Portfolio, approve the dissolution).

               ____For            ____Against           ____Abstain

     This Proxy will, when properly executed, be voted as directed herein by the signing shareholder. IF A DULY EXECUTED PROXY IS RETURNED WITHOUT A BOX MARKED, THE PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

     The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Directors. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the Shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________________, 2002          ___________________________
                                            Signature of Shareholder


                                            ___________________________
                                            Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

TELEPHONE AND INTERNET VOTING INSTRUCTIONS:

To vote by Telephone:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Call ___________

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

To vote by Internet:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Go to web site at WWW.PROXYVOTE.COM.

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

                                 UAM FUNDS, INC.

                            One Freedom Valley Drive
                               Oaks, PA 19456-1100


                              TS&W EQUITY PORTFOLIO

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                THE SPECIAL MEETING OF SHAREHOLDERS, JUNE 7, 2002


     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Sherry Kajdan Vetterlein and Stephanie Cavanagh as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of UAM Funds, Inc. ("UAM") and the TS&W Equity Portfolio of UAM to be held in the offices of UAM's administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, at 10:00 a.m., Eastern time on June 7, 2002, and any adjournments or postponements thereof (the
"Meeting") all shares of stock of said UAM that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below with respect to the proposed Agreement and Plan of Reorganization and Liquidation between UAM, on behalf of its TS&W Equity Portfolio and the other UAM Portfolios, and The Advisors' Inner Circle Fund (the "AIC Trust"), on behalf of its TS&W Equity Portfolio and the other AIC Trust Portfolios (the "Agreement") and, in accordance with their own discretion, any other matters properly brought before the Meeting.

     THE BOARD OF DIRECTORS OF UAM RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL Approve (i) the transfer of all of the assets and all of the liabilities of UAM's TS&W Equity Portfolio to the AIC Trust's TS&W Equity Portfolio in exchange for certain shares of such portfolio, as set forth in the Agreement; (ii) the distribution of the shares of the AIC Trust's TS&W Equity Portfolio so received to the shareholders of UAM's TS&W Equity Portfolio;
               (iii) the transfer of all of the assets and all of the liabilities of UAM to the AIC Trust; and (iv) the subsequent dissolution of UAM under Maryland law (such dissolution to occur only if all UAM portfolios, including the Dwight Limited Maturity Bond Portfolio, approve the dissolution).

               ____For            ____Against           ____Abstain

     This Proxy will, when properly executed, be voted as directed herein by the signing shareholder. IF A DULY EXECUTED PROXY IS RETURNED WITHOUT A BOX MARKED, THE PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

     The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Directors. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the Shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________________, 2002          ___________________________
                                            Signature of Shareholder


                                            ___________________________
                                            Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

TELEPHONE AND INTERNET VOTING INSTRUCTIONS:

To vote by Telephone:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Call ___________

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

To vote by Internet:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Go to web site at WWW.PROXYVOTE.COM.

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

                                 UAM FUNDS, INC.
                            One Freedom Valley Drive
                               Oaks, PA 19456-1100


                           TS&W FIXED INCOME PORTFOLIO


                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                THE SPECIAL MEETING OF SHAREHOLDERS, JUNE 7, 2002


     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Sherry Kajdan Vetterlein and Stephanie Cavanagh as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the UAM Funds, Inc. ("UAM") and the TS&W Fixed Income Portfolio of UAM to be held in the offices of UAM's administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, at 10:00 a.m., Eastern time on June 7, 2002, and any adjournments or postponements thereof (the "Meeting") all shares of stock of said UAM that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below with respect to the proposed Agreement and Plan of Reorganization and Liquidation between UAM, on behalf of its TS&W Fixed Income Portfolio and the other UAM Portfolios, and The Advisors' Inner Circle Fund (the "AIC Trust"), on behalf of its TS&W Fixed Income Portfolio and the other AIC Trust Portfolios (the "Agreement") and, in accordance with their own discretion, any other matters properly brought before the Meeting.

     THE BOARD OF DIRECTORS OF UAM RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL Approve (i) the transfer of all of the assets and all of the liabilities of UAM's TS&W Fixed Income Portfolio to the AIC
               Trust's TS&W Fixed Income Portfolio in exchange for certain shares of such portfolio, as set forth in the Agreement; (ii) the distribution of the shares of the AIC Trust's TS&W Fixed Income Portfolio so received to the shareholders of UAM's TS&W Fixed Income Portfolio; (iii) the transfer of all of the assets and all of the liabilities of UAM to the AIC Trust; and (iv) the subsequent dissolution of UAM under Maryland law (such dissolution to occur only if all UAM portfolios, including the Dwight Limited Maturity Bond Portfolio, approve the dissolution).

               ____For            ____Against           ____Abstain

     This Proxy will, when properly executed, be voted as directed herein by the signing shareholder. IF A DULY EXECUTED PROXY IS RETURNED WITHOUT A BOX MARKED, THE PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

     The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Directors. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the Shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________________, 2002          ___________________________
                                            Signature of Shareholder


                                            ___________________________
                                            Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

TELEPHONE AND INTERNET VOTING INSTRUCTIONS:

To vote by Telephone:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Call ___________

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

To vote by Internet:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Go to web site at WWW.PROXYVOTE.COM.

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

                                 UAM FUNDS, INC.
                            One Freedom Valley Drive
                               Oaks, PA 19456-1100


                       TS&W INTERNATIONAL EQUITY PORTFOLIO

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                THE SPECIAL MEETING OF SHAREHOLDERS, JUNE 7, 2002


     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Sherry Kajdan Vetterlein and Stephanie Cavanagh as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the UAM Funds, Inc. ("UAM") and the TS&W International Equity Portfolio of UAM to be held in the offices of UAM's administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, at 10:00 a.m., Eastern time on June 7, 2002, and any adjournments or postponements thereof (the "Meeting") all shares of stock of said UAM that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below with respect to the proposed Agreement and Plan of Reorganization and Liquidation between UAM, on behalf of its TS&W International Equity Portfolio and the other UAM Portfolios, and The Advisors' Inner Circle Fund (the "AIC Trust"), on behalf of its TS&W International Equity Portfolio and the other AIC Trust Portfolios (the "Agreement") and, in accordance with their own discretion, any other matters properly brought before the Meeting.

     THE BOARD OF DIRECTORS OF UAM RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL Approve (i) the transfer of all of the assets and all of the liabilities of UAM's TS&W International Equity Portfolio to the AIC Trust's TS&W International Equity Portfolio in exchange for certain shares of such portfolio, as set forth in the Agreement;
               (ii) the distribution of the shares of the AIC Trust's TS&W International Equity Portfolio so received to the shareholders of UAM's TS&W International Equity Portfolio; (iii) the transfer of all of the assets and all of the liabilities of UAM to the AIC Trust; and (iv) the subsequent dissolution of UAM under Maryland law (such dissolution to occur only if all UAM portfolios, including the Dwight Limited Maturity Bond Portfolio, approve the dissolution).

               ____For            ____Against           ____Abstain

     This Proxy will, when properly executed, be voted as directed herein by the signing shareholder. IF A DULY EXECUTED PROXY IS RETURNED WITHOUT A BOX MARKED, THE PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

     The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Directors. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the Shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________________, 2002          ___________________________
                                            Signature of Shareholder


                                            ___________________________
                                            Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

TELEPHONE AND INTERNET VOTING INSTRUCTIONS:

To vote by Telephone:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Call ___________

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

To vote by Internet:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Go to web site at WWW.PROXYVOTE.COM.

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

                               UAM FUNDS, INC. II
                            One Freedom Valley Drive
                               Oaks, PA 19456-1100


                         ANALYTIC DEFENSIVE EQUITY FUND

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                THE SPECIAL MEETING OF SHAREHOLDERS, JUNE 7, 2002


     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Sherry Kajdan Vetterlein and Stephanie Cavanagh as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of UAM Funds, Inc. II ("UAM") and the Analytic Defensive Equity Fund of UAM to be held in the offices of UAM's administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, at 10:00 a.m., Eastern time on June 7, 2002, and any adjournments or postponements thereof (the "Meeting") all shares of stock of said UAM that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below with respect to the proposed Agreement and Plan of Reorganization and Liquidation between UAM, on behalf of its Analytic Defensive Equity Fund and the other UAM Portfolios, and The Advisors' Inner Circle Fund (the "AIC Trust"), on behalf of its Analytic Defensive Equity Fund and the other AIC Trust Portfolios (the "Agreement") and, in accordance with their own discretion, any other matters properly brought before the Meeting.

     THE BOARD OF DIRECTORS OF UAM RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL Approve (i) the transfer of all of the assets and all of the liabilities of UAM's Analytic Defensive Equity Fund to the AIC Trust's Analytic Defensive Equity Fund in exchange for certain shares of such portfolio, as set forth in the Agreement; (ii) the distribution of the shares of the AIC Trust's Analytic Defensive Equity Fund so received to the shareholders of UAM's Analytic Defensive Equity Fund; (iii) the transfer of all of the assets and all of the liabilities of UAM to the AIC Trust; and (iv) the subsequent dissolution of UAM under Maryland law (such dissolution to occur only if all UAM portfolios approve the dissolution).

               ____For            ____Against           ____Abstain

     This Proxy will, when properly executed, be voted as directed herein by the signing shareholder. IF A DULY EXECUTED PROXY IS RETURNED WITHOUT A BOX MARKED, THE PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

     The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Directors. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the Shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________________, 2002          ___________________________
                                            Signature of Shareholder


                                            ___________________________
                                            Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

TELEPHONE AND INTERNET VOTING INSTRUCTIONS:

To vote by Telephone:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Call ___________

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

To vote by Internet:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Go to web site at WWW.PROXYVOTE.COM.

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

                               UAM FUNDS, INC. II
                            One Freedom Valley Drive
                               Oaks, PA 19456-1100


                           ANALYTIC INTERNATIONAL FUND

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                THE SPECIAL MEETING OF SHAREHOLDERS, JUNE 7, 2002


     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Sherry Kajdan Vetterlein and Stephanie Cavanagh as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of UAM Funds, Inc. II ("UAM") and the Analytic International Fund of UAM to be held in the offices of UAM's administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, at 10:00 a.m., Eastern time on June 7, 2002, and any adjournments or postponements thereof (the "Meeting") all shares of stock of said UAM that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below with respect to the proposed Agreement and Plan of Reorganization and Liquidation between UAM, on behalf of its Analytic International Fund and the other UAM Portfolios, and The Advisors' Inner Circle Fund (the "AIC Trust"), on behalf of its Analytic International Fund and the other AIC Trust Portfolios (the "Agreement") and, in accordance with their own discretion, any other matters properly brought before the Meeting.

     THE BOARD OF DIRECTORS OF UAM RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL Approve (i) the transfer of all of the assets and all of the liabilities of UAM's Analytic International Fund to the AIC Trust's Analytic International Fund in exchange for certain shares of such portfolio, as set forth in the Agreement; (ii) the distribution of the shares of the AIC Trust's Analytic
               International Fund so received to the shareholders of UAM's Analytic International Fund; (iii) the transfer of all of the assets and all of the liabilities of UAM to the AIC Trust; and
               (iv) the subsequent dissolution of UAM under Maryland law (such dissolution to occur only if all UAM portfolios approve the dissolution).

               ____For            ____Against           ____Abstain

     This Proxy will, when properly executed, be voted as directed herein by the signing shareholder. IF A DULY EXECUTED PROXY IS RETURNED WITHOUT A BOX MARKED, THE PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

     The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Directors. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the Shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated: _____________________, 2002          ___________________________
                                            Signature of Shareholder


                                            ___________________________
                                            Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

TELEPHONE AND INTERNET VOTING INSTRUCTIONS:

To vote by Telephone:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Call ___________

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

To vote by Internet:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Go to web site at WWW.PROXYVOTE.COM.

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

                               UAM FUNDS, INC. II
                            One Freedom Valley Drive
                               Oaks, PA 19456-1100


                         ANALYTIC SHORT-TERM INCOME FUND

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                THE SPECIAL MEETING OF SHAREHOLDERS, JUNE 7, 2002


     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Sherry Kajdan Vetterlein and Stephanie Cavanagh as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of UAM Funds, Inc. II ("UAM") and the Analytic Short-Term Income Fund of UAM to be held in the offices of UAM's administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, at 10:00 a.m., Eastern time on June 7, 2002, and any adjournments or postponements thereof (the "Meeting") all shares of stock of said UAM that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below with respect to the proposed Agreement and Plan of Reorganization and Liquidation between UAM, on behalf of its Analytic Short-Term Income Fund and the other UAM Portfolios, and The Advisors' Inner Circle Fund (the "AIC Trust"), on behalf of its Analytic Short-Term Income Fund and the other AIC Trust Portfolios (the "Agreement") and, in accordance with their own discretion, any other matters properly brought before the Meeting.

     THE BOARD OF DIRECTORS OF UAM RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL Approve (i) the transfer of all of the assets and all of the liabilities of UAM's Analytic Short-Term Income Fund to the AIC Trust's Analytic Short-Term Income Fund in exchange for certain shares of such portfolio, as set forth in the Agreement; (ii) the distribution of the shares of the AIC Trust's Analytic Short-Term Income Fund so received to the shareholders of UAM's Analytic Short-Term Income Fund; (iii) the transfer of all of the assets and all of the liabilities of UAM to the AIC Trust; and (iv) the subsequent dissolution of UAM under Maryland law (such dissolution to occur only if all UAM portfolios approve the dissolution).

               ____For            ____Against           ____Abstain

     This Proxy will, when properly executed, be voted as directed herein by the signing shareholder. IF A DULY EXECUTED PROXY IS RETURNED WITHOUT A BOX MARKED, THE PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

     The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Directors. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the Shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________________, 2002          ___________________________
                                            Signature of Shareholder


                                            ___________________________
                                            Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

TELEPHONE AND INTERNET VOTING INSTRUCTIONS:

To vote by Telephone:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Call ___________

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

To vote by Internet:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Go to web site at WWW.PROXYVOTE.COM.

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

                                 UAM FUNDS TRUST
                            One Freedom Valley Drive
                               Oaks, PA 19456-1100


                          CAMBIAR OPPORTUNITY PORTFOLIO

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
                THE SPECIAL MEETING OF SHAREHOLDERS, JUNE 7, 2002


     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Sherry Kajdan Vetterlein and Stephanie Cavanagh as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Cambiar Opportunity Portfolio of UAM Funds Trust ("UAM") to be held in the offices of UAM's administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, at 10:00 a.m., Eastern time on June 7, 2002, and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said UAM that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below with respect to the proposed Agreement and Plan of Reorganization and Liquidation between UAM, on behalf of its Cambiar Opportunity Portfolio and the other UAM Portfolios, and The Advisors' Inner Circle Fund (the "AIC Trust"), on behalf of its Cambiar Opportunity Portfolio and the other AIC Trust Portfolios (the "Agreement") and, in accordance with their own discretion, any other matters properly brought before the Meeting.

      THE BOARD OF TRUSTEES OF UAM RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL Approve (i) the transfer of all of the assets and all of the liabilities of UAM's Cambiar Opportunity Portfolio to the AIC Trust's Cambiar Opportunity Portfolio in exchange for certain shares of such portfolio, as set forth in the Agreement; and (ii) the distribution of the shares of the AIC Trust's Cambiar Opportunity Portfolio so received to the shareholders of UAM's Cambiar Opportunity Portfolio.

               ____For            ____Against           ____Abstain

     This Proxy will, when properly executed, be voted as directed herein by the signing shareholder. IF A DULY EXECUTED PROXY IS RETURNED WITHOUT A BOX MARKED, THE PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

     The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the Shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated: _____________________, 2002          ___________________________
                                            Signature of Shareholder


                                            ___________________________
                                            Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

TELEPHONE AND INTERNET VOTING INSTRUCTIONS:

To vote by Telephone:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Call ___________

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

To vote by Internet:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Go to web site at WWW.PROXYVOTE.COM.

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

                                 UAM FUNDS TRUST
                            One Freedom Valley Drive
                               Oaks, PA 19456-1100


               CHICAGO ASSET MANAGEMENT VALUE/CONTRARIAN PORTFOLIO

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
                THE SPECIAL MEETING OF SHAREHOLDERS, JUNE 7, 2002


     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Sherry Kajdan Vetterlein and Stephanie Cavanagh as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Chicago Asset Management Value/Contrarian Portfolio of UAM Funds Trust ("UAM") to be held in the offices of UAM's administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, at 10:00 a.m., Eastern time on June 7, 2002, and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said UAM that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below with respect to the proposed Agreement and Plan of Reorganization and Liquidation between UAM, on behalf of its Chicago Asset Management Value/Contrarian Portfolio and the other UAM Portfolios, and The Advisors' Inner Circle Fund (the "AIC Trust"), on behalf of its Chicago Asset Management Value Portfolio and the other AIC Trust Portfolios (the "Agreement") and, in accordance with their own discretion, any other matters properly brought before the Meeting.

      THE BOARD OF TRUSTEES OF UAM RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL Approve (i) the transfer of all of the assets and all of the liabilities of UAM's Chicago Asset Management Value/Contrarian Portfolio to the AIC Trust's Chicago Asset Management Value Portfolio in exchange for certain shares of such portfolio, as set forth in the Agreement; and (ii) the distribution of the shares of the AIC Trust's Chicago Asset Management Value Portfolio so received to the shareholders of UAM's Chicago Asset Management Value/Contrarian Portfolio.

               ____For            ____Against           ____Abstain

     This Proxy will, when properly executed, be voted as directed herein by the signing shareholder. IF A DULY EXECUTED PROXY IS RETURNED WITHOUT A BOX MARKED, THE PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

     The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the Shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________________, 2002          ___________________________
                                            Signature of Shareholder


                                            ___________________________
                                            Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

TELEPHONE AND INTERNET VOTING INSTRUCTIONS:

To vote by Telephone:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Call ___________

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

To vote by Internet:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Go to web site at WWW.PROXYVOTE.COM.

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.


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